UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Soliciting Material Pursuant to §240.14a-12

SunOpta Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SUNOPTA INC.
2233 Argentia Road
Suite 401, West Tower
Mississauga, ON L5N 2X7
905-821-9669

Dear Fellow Shareholder:	April 13, 2017

It is our pleasure to cordially invite you to attend in person, via the Internet or by telephone the Annual and Special Meeting of the Shareholders of SunOpta Inc., which will be held on Wednesday, May 24, 2017 at our corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, Ontario, Canada at 4:00 P.M. Eastern Daylight Time.

At our Annual and Special Meeting, shareholders will vote on: the election of our directors; the appointment of our independent public registered accounting firm and auditor and authorization to fix their remuneration; the compensation of our named executive officers; a resolution to approve the Company’s Amended 2013 Stock Incentive Plan; and a resolution to remove the beneficial ownership exchange cap and voting cap and to waive the application of the shareholder rights plan, all as described in more detail in the accompanying proxy statement. In addition to these formal items of business, we will review the major developments of the past year and share with you some of our plans for the future.

You will have the opportunity to ask questions and express your views to the senior management of SunOpta Inc. and certain members of the Board of Directors who will be in attendance.

Your vote is important to us. Whether or not you intend to attend the meeting, please read the enclosed proxy statement and submit your vote by completing and returning the enclosed proxy card, or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

Sincerely,

Dean Hollis	David Colo
Chair	Chief Executive Officer

2233 Argentia Road
Suite 401, West Tower
Mississauga, ON L5N 2X7
T:(905) 821-9669 F:(905) 819-7971

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 24, 2017

To the holders of the common shares (“Common Shares”) and special shares, series 1 (“Special Voting Shares”) of SunOpta Inc. (the “Company”):

Notice is hereby given that an Annual and Special Meeting of Shareholders of SunOpta Inc. (the “Meeting”) will be held on Wednesday, May 24, 2017 at 4:00 P.M. Eastern Daylight Time, at the Company’s corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON, Canada L5N 2X7 for the following purposes, all as described in more detail in the accompanying proxy statement:

1.	to elect the directors of the Company;
2.	to appoint the Company’s independent registered public accounting firm and auditor and to authorize the Audit Committee to fix their remuneration;
3.	to consider and, if deemed advisable, approve a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers;
4.	to consider and, if deemed advisable, to pass an ordinary resolution approving the Company’s Amended 2013 Stock Incentive Plan, a copy of which is attached as Exhibit A;
5.

to consider and, if deemed advisable, to pass an ordinary resolution to approve (i) the removal of the Beneficial Ownership Exchange Cap (as defined hereafter) under the terms of the Series A Preferred Stock (“Preferred Stock”) of our subsidiary, SunOpta Foods Inc., in compliance with NASDAQ Listing Rule 5635(b), (ii) the removal of the Voting Cap in accordance with the terms of the Voting Trust Agreement (as defined hereafter) and (iii) the waiver of the application of the Company’s Shareholder Rights Plan to the acquisition of the Special Voting Shares and Common Shares issuable to holders of Preferred Stock in accordance with the terms of the Preferred Stock financing completed in October 2016 (collectively, the “Preferred Stock Resolution”); and

6.	to consider and take action upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

You may also access the Meeting live by teleconference or over the Internet, by following the instructions provided in the accompanying Proxy Statement in the section “Questions and Answers About the Meeting and Voting - How can I vote?”

This Notice is accompanied by a Proxy Statement, a proxy card, the Annual Report of the Company on Form 10-K which includes the Audited Consolidated Financial Statements for the year ended December 31, 2016 and related Management’s Discussion and Analysis, and an envelope to return the proxy card.

The Board of Directors has fixed the close of business on March 27, 2017 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the Meeting. All such shareholders are cordially invited to attend the Meeting.

Your vote is important. Whether or not you intend to attend the Meeting, please read the enclosed Proxy Statement and submit your vote by completing and returning the enclosed proxy card or if you are a beneficial owner of shares held in “street name,” you may vote by telephone or via the Internet.

If you have any questions or need assistance to vote, please contact our strategic shareholder advisor and proxy solicitation agent, Kingsdale Advisors by toll-free telephone in North America at 1-877-659-1822 or collect call at 1-416-867-2272 outside North America, or by email at contactus@kingsdaleadvisors.com.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2017.

This Proxy Statement, the accompanying proxy card and our Annual Report to Shareholders for the fiscal year ended December 31, 2016 are first being made available on or about April 13, 2017 to shareholders of the Company entitled to receive notice of and vote at the Meeting as of the record date, and such materials are also available on our website at www.sunopta.com, under the “Investor Relations” link.

In order to be represented by proxy at the Meeting, you must complete and submit the enclosed Form of Proxy or another appropriate form of proxy.

SUNOPTA INC.
PROXY STATEMENT
TABLE OF CONTENTS

BASIS OF PRESENTATION

In this document, all currency amounts are expressed in United States (“U.S.”) dollars (“$”) unless otherwise stated. Amounts expressed in Canadian dollars are preceded by the symbol “Cdn $”. Amounts expressed in euros are preceded by the symbol “€”.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the Notice of Internet Availability of Proxy Materials that I received instead of complete proxy materials?

The Securities and Exchange Commission (the “SEC”) rules allow companies to furnish proxy materials, including this proxy statement and our Annual Report to Shareholders, by providing access to these documents on the Internet instead of mailing printed copies of our proxy materials to shareholders. Most shareholders who reside in the United States have received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions for accessing proxy materials on a website or for requesting electronic or printed copies of the proxy materials.

If you would like to receive a paper copy of the proxy materials for the Annual and Special Meeting of Shareholders (the “Meeting”) of SunOpta Inc. (sometimes referred to as “we”, “us”, “our”, “the Company” or “SunOpta”) and for all future meetings, please follow the Notice instructions for requesting such materials. The chosen electronic delivery option lowers costs and reduces environmental impacts of printing and distributing the materials.

What is the date, time and place of the Meeting?

The Meeting will be held on Wednesday, May 24, 2017 at 4:00 P.M. Eastern Daylight Time at our corporate offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

You may also access the Meeting live by teleconference or over the Internet. To access the Meeting by teleconference, dial toll free at 1-877-312-9198 or international at 1-631-291-4622. To access the Meeting over the Internet, go to the Company’s website at www.sunopta.com. You should plan to access the Company’s website at least 15 minutes prior to the Meeting time in order to register, download and install any necessary audio software.

Why am I receiving proxy materials?

We sent you the Notice or this proxy statement relating to the Meeting (this “Proxy Statement”) and the accompanying proxy card because our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at the Meeting and at any adjournment or postponement thereof. You are invited to attend the Meeting and we request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or vote by telephone or Internet as described below under “How can I vote?”

What are the items of business scheduled for the Meeting?

There are five matters scheduled for a vote:

•	the election of the director nominees specified in this Proxy Statement;

•	the appointment of Deloitte LLP as the Company’s independent registered public accounting firm and auditor and authorization for the Audit Committee to fix their remuneration;

•	a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (“NEOs”);

•	a proposal to approve the Company’s Amended 2013 Stock Incentive Plan, a copy of which is attached as Exhibit A; and

•	a proposal to approve the Preferred Stock Resolution.

Shareholders will also consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof. The Board is not currently aware of any other matters to be presented at the Meeting.

What is included in the proxy materials?

The proxy materials include:

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

•	this Proxy Statement for the Meeting;

•	the accompanying proxy card; and

•

our Annual Report to Shareholders on Form 10-K for the year ended December 31, 2016, which includes the Audited Consolidated Financial Statements for the year ended December 31, 2016 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

What is a proxy?

It is your legal designation of another person to vote the shares you own. The other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

The enclosed proxy card contemplates that Robert McKeracher, Vice President and Chief Financial Officer, and Jill Barnett, General Counsel and Secretary, each be appointed to act as your proxy. However, you may choose another person to act as your proxy. If you wish to appoint as your proxy a person other than the individuals named on the proxy card to attend the Meeting and vote for you, you may do so by striking out the names on the proxy card and inserting the name of your proxy in the blank space provided in the proxy card, or you may complete another proper proxy card. Your appointed proxy need not be a shareholder of the Company. If you appoint a non-management proxyholder, please make them aware and ensure they will attend the meeting for the vote to count.

Who is soliciting my proxy?

The proxy accompanying this Proxy Statement is solicited by management and the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. None of the officers, directors or employees will be directly compensated for such services. In addition, Kingsdale Advisors has been retained by the Company as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Meeting. The contact information for Kingsdale Advisors is set out on the last page of this Proxy Statement. The Company will pay Kingsdale Advisors a fee of approximately $27,500, plus reasonable out-of-pocket expenses, for these services. Solicitations of proxies may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs.

How many classes of shares are outstanding?

The Company currently has two classes of shares issued and outstanding. The Common Shares are quoted for trading on NASDAQ (STKL) and are listed for trading on the Toronto Stock Exchange (SOY). The Company also created and issued Special Voting Shares in connection with the Preferred Stock financing completed by our subsidiary, SunOpta Foods Inc., in October 2016 as more fully described below under “Proposal Five – The Preferred Stock Resolution”.

Unless the context otherwise requires, any reference in this Proxy Statement to “shares” of the Company refers to both the Common Shares and Special Voting Shares, and any reference to “shareholders” of the Company is intended to refer to holders of either Common Shares or Special Voting Shares.

Who can vote at the Meeting?

Subject to the restriction noted below under “How many votes are needed to approve each proposal”, each holder of Common Shares and each holder of Special Voting Shares is entitled to one vote for every share owned. The holders of Common Shares and Special Voting Shares vote together as a single class.

Only shareholders of record at the close of business on March 27, 2017, or the record date, will be entitled to vote at the Meeting. On the record date, there were 86,007,186 Common Shares and 11,333,333 Special Voting Shares issued and outstanding (97,340,519 shares in aggregate), representing 88.4% and 11.6%, respectively, of the aggregate voting rights attaching to all of the Company’s outstanding shares. Except as otherwise stated, all information relating to the number of outstanding shares or other securities of the Company in this Proxy Statement is as of March 27, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

In the event a shareholder of record transfers his, her or its Common Shares after the close of business on the record date, the transferee of those shares will be entitled to vote the transferred shares at the Meeting provided that he, she or it produces properly endorsed share certificates representing the transferred shares to the Company’s Secretary or transfer agent or otherwise establishes ownership of the transferred shares at least 10 days prior to the Meeting.

What is the difference between a shareholder of record and a shareholder who holds shares in street name?

Most shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are important distinctions between shares held of record and those owned in street name.

Shareholder of Record – Shares Registered in Your Name

If on March 27, 2017 your shares were registered directly in your name with our transfer agent, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card, or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner – Shares Registered in the Name of Broker, Bank or Nominee

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you fail to provide sufficient instructions to your broker or nominee, that shareholder of record may be prohibited from voting your shares. See “What if I do not specify how my shares are to be voted?” and “What are ‘broker non-votes’?” below.

How can I vote?

You may vote your shares by one of the following methods:

Vote in Person. If you are the shareholder of record with respect to your shares, you may vote the shares in person at the Meeting. If you choose to vote in person at the Meeting, please bring your proxy card or personal identification. Shares held in street name may be voted in person by you only if you obtain a legal proxy from the shareholder of record giving you the right to vote your beneficially owned shares.

Vote by Telephone. To vote by telephone, call toll free 1-800-690-6903. You will be prompted to provide your 16 digit control located on the Notice or your proxy card. Please note that telephone voting should not be used if you plan to attend the Meeting and vote in person or designate a proxy to vote on your behalf at the Meeting.

Vote by Facsimile (Canadian shareholders only). You may also submit your proxy card via facsimile by sending it to 1-866-623-5305.

Vote by Internet. To vote via the Internet, go to www.proxyvote.com and follow the simple instructions. You will be required to provide your 16 digit control number located on the Notice or your form of proxy.

Vote by Mail. If you received a printed set of proxy materials, you may complete, sign, date and mail the separate proxy card or other proper form of proxy in the envelope provided with this Proxy Statement.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

If you vote by telephone, Internet or facsimile, please do not mail your proxy card.

If you vote by telephone, facsimile or Internet, your vote must be cast no later than the proxy cut-off of 4:00 P.M. Eastern Daylight Time on Monday, May 22, 2017 (or 4:00 P.M. on the day before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting). If you vote by proxy, your completed proxy card must be received by Broadridge at 51 Mercedes Way, Edgewood, New York USA 11717, prior to 4:00 P.M. Eastern Daylight Time on Monday, May 22, 2017 (or 4:00 P.M. on the day before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the Meeting at which the proxy is to be used). The Chair of the Meeting may waive or extend the proxy cut-off without notice at his own discretion.

If your shares are held in street name by a broker, bank or other nominee, please refer to the instructions provided by that broker, bank or nominee regarding how to vote or how to revoke your voting instructions.

If you return a signed proxy card or use the telephone or Internet to vote before the Meeting, the person named as proxies in the proxy card will vote your Common Shares as you direct.

Even if you currently plan to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy via Internet, telephone or mail does not affect your right to vote in person at the Meeting.

How many votes are needed to approve each proposal?

The number of votes required to approve each of the proposals scheduled to be presented at the Meeting is as follows:

Proposal One: Election of Directors. Directors are elected by a plurality of the votes cast, meaning the nominees who receive the largest number of votes will be elected as directors, up to the maximum number of directors to be elected. However, in accordance with our Majority Voting Policy, any director who receives more “withhold” than “for” votes will be required to immediately submit his or her resignation as a director. See “Proposal One – Election of Directors – Majority Voting Policy” below.

Proposal Two: Appointment of Deloitte LLP as the Company’s independent registered public accounting firm and auditors and authorization of the Audit Committee to fix their remuneration. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal.

Proposal Three: Advisory vote regarding the compensation of the Company’s NEOs. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Although the outcome of this vote is not binding on us, we will consider the outcome of this vote when developing our compensation policies and practices, and when making compensation decisions in the future.

Proposal Four: Approval of the Company’s Amended 2013 Stock Incentive Plan. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal.

Proposal Five: Approval of the Preferred Stock Resolution. This proposal will be approved if the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Holders of Special Voting Shares or Common Shares beneficially owned by the Investors (as such term is defined below in “Proposal Five – Approval of the Preferred Stock Resolution”) or their affiliates are not entitled to vote on this proposal.

What if I do not specify how my shares are to be voted?

Shareholders of Record. If you are a shareholder of record and you submit a proxy card, but you do not provide voting instructions, your shares will be voted as follows:

FOR each of the eight nominees named in this Proxy Statement for election to the Company’s Board of Directors;

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

FOR the appointment of Deloitte LLP as the Company’s independent registered public accounting firm and auditor and authorization of the Audit Committee to fix their remuneration;

FOR the approval of the non-binding advisory resolution regarding the compensation of the Company’s NEOs;

FOR the proposal to approve the Company’s Amended 2013 Stock Incentive Plan; and

FOR the proposal to approve the Preferred Stock Resolution.

The Board does not expect that any additional matters will be brought before the Meeting. The persons appointed as proxies will vote in their discretion on any other matters that may properly come before the Meeting or any postponement or adjournment thereof, including any vote to postpone or adjourn the Meeting. Moreover, if for any reason any of our nominees are not available as a candidate for director, the persons named as proxies will vote for such other candidate or candidates as may be nominated by the Board.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Therefore, if you do not provide voting instructions to your broker, your broker may only vote your shares on Proposal Two. See “What are ‘broker non-votes’?” below.

What are “broker non-votes”?

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under NASDAQ rules, brokers that do not receive voting instructions from the beneficial owner have the discretion to vote on certain routine matters, but do not have the discretion to vote on the election of directors to the Board, executive compensation matters or any other significant matter as determined by the SEC. We believe that Proposal Two relating to the appointment of Deloitte LLP as our independent registered public accounting firm is considered a matter on which brokers may vote in their discretion on behalf of clients who have not furnished voting instructions. However, under current NASDAQ rules, we believe that brokers who have not received voting instructions from their clients will not be authorized to vote in their discretion on Proposals One, Three, Four or Five. Accordingly, for beneficial owners of shares, if you do not give your broker specific instructions, your shares may not be voted on such proposals.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. The shares represented by proxies marked “abstain” will not be treated as affirmative or opposing votes. Broker non-votes will not affect the outcome of the vote on any of the proposals to be voted upon at the Meeting because the outcome of each vote depends on the number of votes cast rather than the number of shares entitled to vote.

How many votes do I have?

On each matter to be voted upon, you have one vote for each common share you owned as of March 27, 2017.

Who counts the votes?

The Company has nominated Broadridge Financial Solutions, Inc. to count and tabulate the votes. This is done independently of the Company to preserve the confidentiality of individual shareholder votes. Proxies are referred to the Company only in cases where a shareholder clearly intends to communicate with management, the validity of the proxy is in question or where it is necessary to do so to meet the requirements of applicable law.

Is my vote confidential?

The Company’s transfer agents (identified below) preserves the confidentiality of individual shareholder votes, except where a shareholder clearly intends to communicate his or her individual position to the management of the Company or as necessary in order to comply with legal requirements.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

If I need to contact the Company’s transfer agents, how do I reach them?

You can contact the transfer agent in Canada by mail at: TSX Trust Company, 200 University Avenue, Suite 300, Toronto, Ontario, Canada M5H 4H1, or via telephone at (416) 361-0930. You can contact the transfer agent in the USA by mail at: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY USA 11219, or via telephone at (718) 921-8293.

What does it mean if I receive more than one copy of the Notice or proxy card?

If you receive more than one copy of the Notice or more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or follow the instructions on each copy of the Notice to ensure that all of your shares are voted.

How do I revoke or change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted by one of the following methods:

Voting again by telephone or by Internet prior to 4:00 P.M. Eastern Daylight Time on May 22, 2017, as set forth above under “How can I vote?”;

Requesting, completing and mailing or delivering by facsimile a proper proxy card, as set forth above under “How can I vote?”;

Sending written notice of revocation, signed by you (or your duly authorized attorney), to the Company at its corporate offices at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7, at any time prior to the last business day preceding the date of the Meeting; or

Attending the Meeting (or any adjournment thereof) and delivering written notice of revocation prior to any vote to the Chair of the Meeting.

If you hold your shares in street name, you may revoke your proxy by following the instructions provided by your broker, bank or other nominee.

What is the quorum requirement?

Under NASDAQ listing rules and the Company’s by-laws, the presence at the Meeting, in person or represented by proxy, of at least two shareholders holding not less than one-third (33 1/3%) of all the Company’s outstanding shares shall constitute a quorum for the purpose of transacting business at the Meeting. As of the record date, there were 86,007,186 Common Shares and 11,333,333 Special Voting Shares outstanding (97,340,519 shares in the aggregate). Therefore, holders of at least 32,446,840 of the Company’s outstanding shares must be present, in person or represented by proxy, at the Meeting in order to establish a quorum. The Company encourages all of its shareholders to participate in the Meeting.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. We will publish final results in a Current Report on Form 8-K that we expect to file with the SEC and with applicable Canadian securities regulatory authorities within four business days of the Meeting. After the Form 8-K is filed, you may obtain a copy by visiting our website, by viewing our public filings in the U.S. at www.sec.gov or in Canada at www.sedar.com, by calling (905) 821-9669, by writing to Investor Relations, SunOpta Inc., 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7 or by sending an email to beth.mcgillivary@sunopta.com.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following presents information regarding beneficial ownership of our shares as of March 27, 2017 by:

•	each person who we know owns beneficially more than 5% of each class of our shares;

•	each of our directors and nominees;

•	each of our NEOs; and

•	all of our directors and executive officers as a group.

Under the regulations of the SEC, shares are generally deemed to be “beneficially owned” by a person if the person directly or indirectly has or shares voting power or investment power (including the power to dispose) over the shares, whether or not the person has any pecuniary interest in the shares, or if the person has the right to acquire voting power or investment power of the shares within 60 days, including through the exercise of any option, warrant or right. In accordance with the regulations of the SEC, in computing the number of Common Shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all Common Shares subject to options or other rights held by the person that are currently exercisable or exercisable within 60 days of March 27, 2017. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Based solely on our review of statements filed with the SEC pursuant to Section 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Company is not aware of any other person or group that beneficially owns more than 5% of any class of voting shares of the Company, except as noted below.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Class(1)	Percentage of all Shares(1)
Oaktree Capital Management, L.P. 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071	Common Special Voting	3,000,000(2) 11,333,333(2)	3.49% 100%	3.08% 11.64%
Tourbillon Capital Partners, L.P. 888 Seventh Avenue, 32nd Floor, New York, NY 10019	Common	8,450,000(3)	9.82%	8.68%
Morgan Stanley 1585 Broadway, New York, NY 10036	Common	8,110,287(4)	9.43%	8.33%
Engaged Capital, LLC 610 Newport Center Drive, Suite 250, Newport Beach, CA 92660	Common	6,426,435(5)	7.47%	6.60%
UBS Group AG Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland	Common	5,708,968(6)	6.64%	5.86%

(1)

Percentage of Class and Percentage of all Shares is calculated based on a total of 86,007,186 Common Shares and 11,333,333 Special Voting Shares outstanding, in each case as at March 27, 2017. These totals do not include Common Shares that are issuable on the exercise of outstanding options or upon exchange of the Preferred Stock. However, to the extent Preferred Stock is exchanged for Common Shares, a corresponding number of Special Voting Shares will be redeemed by the Company. See “Proposal Five – The Preferred Stock Resolution – Preferred Stock Financing”.

(2)

On October 7, 2016, Oaktree Organics, L.P. (“Organics”) and Oaktree Huntington Investment Fund II, L.P. (“OHIF II LP” and together with Organics, the “Oaktree Funds”) subscribed for 85,000 shares of Preferred Stock of SunOpta Foods Inc. for total consideration of $85,000,000. Concurrently, the Company issued an aggregate of 11,333,333 Special Voting Shares to the Oaktree Funds. See “Proposal Five – The Preferred Stock Resolution – Preferred Stock Financing”. According to a Schedule 13D filed on March 8, 2017 by Oaktree Capital Management, L.P. (“Oaktree”), Organics owned directly 2,509,921 Common Shares and 71,196 shares of Preferred Stock exchangeable into 9,492,800 Common Shares at an exercise price of $7.50 per share, and has the sole power to vote and dispose of those shares, and OHIF II LP owned directly 490,079 Common Shares and 13,804 shares of Preferred Stock exchangeable into 1,840,533 Common Shares at an exercise price of $7.50 per share, and has the sole power to vote and dispose of those shares. Also according to the Schedule 13D, Oaktree Huntington Investment Fund II GP, L.P. (“OHIF II GP”), the general partner of OHIF II LP; Oaktree, the investment manager of OHIF II GP; and Oaktree Holdings, Inc. (“Holdings, Inc.”), the general partner of Oaktree, may be deemed to have indirect beneficial ownership of the 2,330,612 Common Shares owned directly by OHIF II LP. Additionally, Oaktree Fund GP, LLC (“GP LLC”), the general partner of OHIF II GP; Oaktree Fund GP I, L.P. (“GP I”), the managing member of GP LLC; Oaktree Capital I, L.P. (“Capital I”), the general partner of GP I; OCM Holdings I, LLC (“Holdings I”), the general partner of Capital I; Oaktree Holdings, LLC (“Holdings”), the managing member of Holdings I; Oaktree Capital Group, LLC (“OCG”), the sole shareholder of Holdings, Inc. and management member of Holdings; and Oaktree Capital Group Holdings GP, LLC, the manager of OCG, may be deemed to have indirect beneficial ownership of the 14,333,333 shares owned directly in the aggregate by the Oaktree Funds.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

(3)

According to a Schedule 13D filed jointly on May 27, 2016 by Tourbillon Capital Partners, L.P. (“Tourbillon”), Tourbillon Global Long Alpha Fund, LLC (“Long Alpha Fund LLC”), Tourbillon Global Long Alpha Fund, Ltd (“Long Alpha Fund Ltd”), Tourbillon Global Master Fund, Ltd (“Global Master Fund” and collectively with Long Alpha Fund LLC and Long Alpha Fund Ltd, the “Funds”) and Jason H. Karp (“Karp”), Long Alpha Fund LLC owned directly 160,795 Common Shares, Long Alpha Fund Ltd owned directly 587,779 Common Shares, and Global Master Fund owned directly 7,701,426 Common Shares. Collectively the Funds had shared voting and shared dispositive power over 8,450,000 Common Shares. In addition, collectively the Funds have an interest in an additional 12,660,515 Common Shares under cash-settled swaps and Global Master Fund has an interest in an additional 1,608,300 Common Shares under cash-settled call options. Collectively, the cash-settled swaps and call options represent economic exposure comparable to an interest in an additional 16.60% of the outstanding Common Shares. Tourbillon is the Investment Manager of each of the Funds and Karp is the Chief Executive Officer of Tourbillon. By virtue of these relationships, each of Tourbillon and Karp may be deemed to beneficially own the Common Shares owned by the Funds.

(4)

According to a Schedule 13G filed jointly by Morgan Stanley (“Morgan Stanley”) and Morgan Stanley Capital Services LLC (“MSCS”) on February 13, 2017, Morgan Stanley had sole voting power over 7,986,955 Common Shares, and shared voting and shared dispositive power over 113,832 and 8,110,287 Common Shares, respectively. MSCS had sole voting and shared dispositive power over 7,869,835 Common Shares. The Common Shares reported by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by MSCS, a wholly-owned subsidiary of Morgan Stanley.

(5)

According to a Schedule 13D filed on October 12, 2016 by Engaged Capital, LLC (“Engaged Capital”), Engaged Capital Flagship Master Fund, LP (“Engaged Capital Flagship Master”) owned directly 2,896,833 Common Shares, and has the sole power to vote and dispose of those shares and Engaged Capital Co-Invest IV, LP (“Engaged Capital Co-Invest IV”) owned directly 3,191,639 Common Shares, and has the sole power to vote and dispose of those shares. In addition, a certain managed account of Engaged Capital (the “Engaged Capital Account”) held 337,963 Common Shares. Also according to the Schedule 13D, each of Engaged Capital Flagship Fund, LP and Engaged Capital Flagship Fund, Ltd., as feeder funds of Engaged Capital Flagship Master, may be deemed to have indirect beneficial ownership of the 2,896,833 Common Shares owned directly by Engaged Capital Flagship Master. Additionally, Engaged Capital, as the general partner and investment advisor of Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and the investment adviser of the Engaged Capital Account, may be deemed to have indirect beneficial ownership of the 6,426,435 Common Shares owned directly in the aggregate by Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and held in the Engaged Capital Account. Engaged Capital Holdings, LLC (“Engaged Holdings”), as the managing member of Engaged Capital, may be deemed to have indirect beneficial ownership of the 6,426,435 Common Shares owned directly in the aggregate by Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and held in the Engaged Capital Account. Glenn W. Welling, as the Founder and Chief Investment Officer of Engaged Capital and sole member of Engaged Holdings, may be deemed to have indirect beneficial ownership of the 6,426,435 Common Shares owned directly in the aggregate by Engaged Capital Flagship Master and Engaged Capital Co-Invest IV and held in the Engaged Capital Account.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

(6)

According to a Schedule 13G filed jointly by UBS Group AG on behalf of itself and its wholly-owned subsidiaries UBS AG London Branch, UBS Financial Services Inc. and UBS Securities LLC (collectively, the “UBS Group”) on February 7, 2017, the UBS Group has shared power to vote and dispose 5,708,968 Common Shares.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)			Total Number of Common Shares, Vested Options and Vested RSUs	Percentage of Class(5)	Percentage of all Shares(5)
	Common Shares	Vested Options(3)	Vested RSUs(4)
Margaret Shân Atkins Director	13,381	-	14,343 (6)	27,724	*	*
Dr. Albert Bolles Director	40,000	-	-	40,000	*	*
David Colo President, Chief Executive Officer and Director	145,000	-	-	145,000	*	*
Michael Detlefsen Director	59,915 (7)	9,000	17,170 (8)	86,085	*	*
Ed Haft Senior Vice President, Healthy Fruit	-	39,049	-	39,049	*	*
Dean Hollis(9) Chair of the Board	50,000	-	-	50,000	*	*
Katrina Houde Director, Former Interim Chief Executive Officer	74,311	51,000	11,586	136,897	*	*
Hendrik Jacobs(10) Former President, Chief Executive Officer and Director	41,638	335,067	-	376,705	*	*
Robert McKeracher Vice President and Chief Financial Officer	49,475	213,384	-	262,859	*	*
John Ruelle Chief Administrative Officer and Senior Vice President	23,759	181,615	-	205,374	*	*
Brendan Springstubb Director	-	-	-	-	*	*
Gregg Tanner Director	-	-	-	-	*	*
Gerard Versteegh Senior Vice President, Global Ingredients	103,078	142,122	-	245,200	*	*
All directors and executive officers as a group(17)	600,557	971,237	43,099	1,614,893	1.88%	1.66%

(1)	The address of each director and executive officer is 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

(2)

Unless otherwise indicated, the persons in this table have sole voting and dispositive power with respect to the Common Shares shown as beneficially owned by them. The information as to shares beneficially owned or over which control or direction is exercised, directly or indirectly, not being within the knowledge of the Company, has been furnished by the respective directors and executive officers individually.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

(3)	The number of vested options includes options that will become exercisable within 60 days of March 27, 2017. The exercise price of vested options range from $3.27 to $11.30 per share.

(4)

The number of vested Restricted Stock Units (“RSUs”) includes RSUs that will vest within 60 days of March 27, 2017 as well as any deferred RSUs that a director has deferred until his or her departure from the Board, which are specifically noted within the individual biography section.

(5)

Percentage of Class and Percentage of all Shares is calculated based on a total of 86,007,186 Common Shares and 11,333,333 Special Voting Shares outstanding, in each case as at March 27, 2017 (*indicates less than 1% of the outstanding Common Shares).

(6)	The number includes 5,366 deferred RSUs that Ms. Atkins has deferred until her departure from the Board.

(7)	Includes 2,000 Common Shares beneficially owned by Mr. Detlefsen’s spouse, in respect of which Mr. Detlefsen has no voting or dispositive power or authority.

(8)	The number includes 5,584 of the total RSUs are deferred RSUs that Mr. Detlefsen has deferred until his departure from the Board.

(9)

Mr. Hollis also owns 500 limited partnership units of Organics, which owns 2,509,921 Common Shares, 9,492,800 Special Voting Shares and Preferred Stock which is exchangeable for 9,492,800 Common Shares. See Note (2) under “Security Ownership of Certain Beneficial Owners and Management”. However, Mr. Hollis does not directly or indirectly exercise control or direction over the securities of the Company held by Organics.

(10)

Mr. Jacobs resigned from his position of President and Chief Executive Officer and as a director of the Company effective November 11, 2016. These numbers reflect the information as of his last day of employment.

The Company does not currently have a formal policy to prohibit officers and directors from hedging against declines in the market value of their equity based compensation or equity securities through the use of financial instruments. However, this practice is discouraged and the Company is not aware of any NEOs or directors engaging in any hedging transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our Common Shares on Form 3 and reports of changes in ownership on Form 4 or Form 5. Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16 forms that they file related to SunOpta stock transactions. Under SEC rules, certain forms of indirect ownership and ownership of our Common Shares by certain family members are covered by these reporting requirements. As a matter of practice, our administrative staff assists our directors and executive officers in preparing initial ownership reports and reporting ownership changes and typically files these reports on their behalf.

Based solely on a review of the copies of Forms 4 and 5 furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2016 all of our executive officers, directors and greater than 10% holders, if any, filed the reports required to be filed under Section 16(a) on a timely basis, except that the Form 4 filings made on May 18, 2016 for Jay Amato, Katrina Houde and Alan Murray were late and the Form 4 filing made on July 5, 2016 for James Gratzek was late. The seven late Form 4 filings reported a total of thirteen transactions.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

The term of office of each director expires at the close of the next Annual Meeting of Shareholders unless he or she resigns or his or her office becomes vacant as a result of death, removal or other cause.

It is proposed that the following eight individuals be elected as directors of the Company at the Meeting. Each of the nominees named below has consented to be named herein and to serve as a director if elected. Management has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable to serve as a director. There are no family relationships among the Company’s directors, executive officers or persons nominated or chosen to become directors.

Board of Director Nominees in Alphabetical Order:

Margaret Shân Atkins
Dr. Albert Bolles
David Colo
Michael Detlefsen
Dean Hollis
Katrina Houde
Brendan Springstubb
Gregg Tanner

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that shareholders vote FOR the election of each of the eight director nominees named above. The eight nominees who receive the greatest number of votes cast at the Meeting will be elected as directors. In accordance with our by-laws, any director who receives more “withhold” than “for” votes will be deemed to have tendered his or her resignation as a director. See “Majority Voting Policy” below. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. If any of the nominees for director at the Meeting becomes unavailable for election for any reason, the proxies on this proposal will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

Information about the Board Nominees

The biographies that follow provide certain information as of March 27, 2017 with respect to each director nominee. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such director should be nominated to serve on the Board in light of our business.

In addition to the factual information provided for each of the nominees, the Board and the Corporate Governance Committee (as Nominating Committee) also believe that each of the nominees has attributes that are important to an effective board, including: sound judgment and analytical skills; integrity and demonstrated high ethical standards; the ability to engage management and one another in a constructive and collaborative manner; diversity of background and experience; and the continued commitment to devote his or her time, energy and skills to ensure the growth and prosperity of the Company.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Majority Voting Policy

The Board has adopted a policy providing that, in an uncontested election of directors,shareholders will be able to vote in favor of, or to withhold from voting, separately for each director nominee. If any nominee receives a greater number of votes “withheld” than votes “for”, then that nominee is required to tender his or her resignation to the Board immediately following the relevant shareholder meeting. At the option of the nominee, his or her resignation may be unconditional and effective immediately or may be subject to or conditional upon acceptance by the Board and only effective upon acceptance by the Board. If the resignation is conditional upon acceptance by the Board, the Board will then refer the resignation for consideration by the Corporate Governance Committee which, among other matters, is responsible for selecting or recommending director nominees, and the Corporate Governance Committee will provide a recommendation as to whether the resignation should be accepted. Any director who tenders his or her resignation shall not participate in any meeting of the Board or of the Corporate Governance Committee, if he or she is a member of the Corporate Governance Committee, at which his or her resignation is considered. The Board shall accept the resignation absent exceptional circumstances. The Board will make its decision as to whether or not to accept the resignation within ninety (90) days after the date the resignation is tendered. The Board will promptly issue a news release with the Board’s decision and, if the decision is not to accept the resignation, shall include in the news release the reasons for its decision. A copy of the news release will be filed with the Toronto Stock Exchange and any other applicable regulatory authority.

Advance Notice By-Law

Effective November 10, 2015, the Board approved and adopted by-law number 15 (the “Advance Notice By-Law”) providing for advance notice requirements for the nomination of directors. The Company’s shareholders subsequently approved the Advance Notice By-law at the annual and special meeting of shareholders held on May 10, 2016. A copy of the Advance Notice By-law can be found under the Company's profile on the SEDAR website at www.sedar.com.

The Advance Notice By-Law establishes the conditions and framework under which holders of record of Common Shares may exercise their right to submit director nominations and is designed to ensure that shareholders receive adequate notice of all director nominations to be considered at a shareholders' meeting and sufficient information so that shareholders can cast an informed vote.

The Advance Notice By-Law provides that for an annual meeting of shareholders (including an annual and special meeting), advance notice of director nominations to the Company must be given not less than thirty (30) days prior to the date of the annual meeting. If the annual meeting is to be held on a date that is less than fifty (50) days following the date of public announcement of date of the annual meeting, notice must be given by the nominating shareholder not later than the close of business on the tenth (10th) day following the notice date. In the case of a special meeting of shareholders (which is not also an annual meeting), called for the purpose of electing directors (whether or not called for other purposes as well), notice to the Company must be given not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made. The Advance Notice By-Law requires the nominating shareholder to include in its notice to the Company certain information regarding the nominating shareholder and the director nominees.

[Remainder of page left intentionally blank]

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Margaret Shân Atkins Age: 60 Location: Illinois, USA Director Since: Oct 2014 Independent Director

Margaret Shân Atkins was appointed to the Board of Directors in October 2014. Ms. Atkins served as Chair of the Audit Committee from January 2015 through November 2016 and was appointed Chair of the Compensation Committee in November 2016. Ms. Atkins was appointed to the Corporate Governance Committee on February 27, 2017. She is also a member of the Operations Transformation Committee.

Ms. Atkins has been an independent corporate director for more than a decade, serving on a number of public and private company boards in the United States and Canada. She spent most of her executive career in the retail/consumer sector, including various positions with Sears Roebuck & Co., a major North American retailer, from 1996 to 2001 where she was promoted to Executive Vice President in 1999. Prior to joining Sears, Ms. Atkins spent 14 years at Bain & Company, Inc., the international management consultancy, as a leader in Bain's consumer and retail practice. Ms. Atkins began her career as a public accountant at what is now PricewaterhouseCoopers LLP, a major accounting firm, and has designations as a Chartered Professional Accountant, Chartered Accountant (Ontario) and Certified Public Accountant (Illinois). Ms. Atkins holds an Honours Bachelor of Commerce degree from Queen’s University in Kingston, Ontario, as well as a Masters of Business Administration from Harvard University. She is recognized as a Board Governance Fellow by the (U.S.) National Association of Corporate Directors, and is also a member of the Canadian Institute of Corporate Directors.

Director Qualifications: Ms. Atkins currently serves on the boards of Spartan Nash Company, a national grocery wholesaler and retailer in the US; Darden Restaurants, Inc., an owner and operator of more than 1,500 restaurants in North America including Olive Garden, Longhorn Steakhouse and The Capital Grille; and LSC Communications, a leading printer of books, catalogs, magazines and a manufacturer of office supplies.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
LSC Communications (NYSE: LKSD) 10/16-Present	Tim Hortons (TSX: THI) 5/07-12/14
Darden Restaurants, Inc. (NYSE: DRI) 10/14-Present	Shoppers Drug Mart (TSX: SC) 5/05-5/12
SpartanNash Company (NASD: SPTN) 12/13-Present
Spartan Stores (NASD: SPTN) 8/03-12/13
The Pep Boys – Manny, Moe & Jack (NYSE: PBY) 6/04-7/15
Tim Hortons (NYSE: THI) 5/07-12/14
2016 Board / Committee Membership	2016 Meeting Attendance	Percentage
Member of Board	14 of 15	93%
Chair of Audit Committee(1)	5 of 5	100%
Member/Chair of Compensation Committee (1)	7 of 7	100%
Member Operations Transformation Committee	8 of 8	100%
Combined Total	34 of 35	97%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options(2)	RSUs(2)	RSUs	Options and RSUs(3)
13,381	-	14,343	27,724	$185,751

(1)	Ms. Atkins was Chair of the Audit Committee until November 8, 2016. Ms. Atkins was appointed Chair of the Compensation Committee on November 8, 2016.
(2)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 27, 2017. 5,366 of the total RSUs are deferred RSUs that Ms. Atkins has deferred until her departure from the Board.

(3)	The market value has been determined based on $6.70 being the closing price of the Common Shares as at March 27, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Dr. Albert Bolles Age: 59 Location: Illinois, USA Director Since: Oct 2016 Independent Director	Dr. Albert Bolles was appointed to the Board on October 7, 2016 and currently serves as a member of the Audit Committee, Corporate Governance Committee and Operations Transformation Committee.

Dr. Bolles most recently served as Executive Vice President, Chief Technology & Operations Officer of ConAgra Foods, a leading consumer products food company with net sales exceeding $16 billion. Prior to this role, Dr. Bolles was Executive Vice President, Research, Quality and Innovation for ConAgra, championing the development and execution of multiple new and improved products, realizing incremental growth for ConAgra Foods and a multi-year pipeline to sustain and advance growth further. Prior to joining ConAgra in 2006, Dr. Bolles served as Vice President, Worldwide Research & Development (R&D) for PepsiCo Beverages and Foods, responsible for global R&D leadership for beverages (Pepsi, Gatorade, and Tropicana) and Quaker Foods including product, process, package and sensory R&D, Nutrition, Quality, and Scientific & Regulatory Affairs. His prior appointment was with Gerber Foods for over eight years up to R&D Director, overseeing infant and toddler global research and development. Dr. Bolles holds six patents and has won numerous awards for his contribution to the world of food science.

Director Qualifications: Dr. Bolles currently serves as a director of Landec Corporation, where he is a member of the Compensation Committee, the Food Innovation Committee and the Nominating and Corporate Governance Committee. He is a graduate of Michigan State University with a B.S. in Microbiology and an M.S. and Ph.D. in Food Science. His experience in the areas of research and development, innovation and quality along with breadth of knowledge in the food industry is a great addition to the Board of Directors. Dr. Bolles also has experience partnering with the FDA and USDA on influencing and crafting public policy that benefits consumers and the passage of the Food Safety Modernization Act in 2010.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
Landec Corporation (NASD: LNDC) 5/14-Present	None
2016 Board / Committee Membership	2016 Meeting Attendance	Percentage
Member of Board(1)	3 of 4	75%
Member of Audit Committee(1)	6 of 6	100%
Member of Corporate Governance Committee(1)	1 of 1	100%
Member of Operations Transformation Committee	7 of 8	88%
Combined Total	17 of 19	89%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options(2)	RSUs(2)	RSUs	Options and RSUs(3)
40,000	-	-	40,000	$268,000

(1)

Dr. Bolles was appointed to the Board on October 7, 2016. Dr. Bolles was appointed to the Audit Committee and Corporate Governance Committee on November 8, 2016. His attendance reflects the number of meetings following his appointment date.

(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 27, 2017.
(3)	The market value has been determined based on $6.70 being the closing price of the Common Shares as at March 27, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

David Colo Age: 54 Location: Nebraska, USA Director Since: Feb 2017 Non-Independent

David J. Colo was appointed as the Company’s President and Chief Executive Officer and as a director of the Company on February 6, 2017. Mr. Colo joined the Company from Diamond Foods, Inc. where he served as Executive Vice-President, Chief Operating Officer. Mr. Colo has 30 years of leadership experience in general management, operations and supply chain management. As Executive Vice-President and Chief Operating Officer for Diamond Foods, Mr. Colo had direct responsibility for marketing, innovation, R&D, operations, supply chain, procurement, quality, food safety, grower services and contract manufacturing. Together with the Diamond Foods executive team, he was responsible for leading the turnaround of the highly distressed company and its successful sale for approximately $1.9 billion to Snyder's-Lance in March 2016.

Before joining Diamond Foods, Mr. Colo spent approximately three years as an independent industry consultant, focusing on organizational optimization and planning. From 2005 to 2009, he held leadership positions in the consumer products division of ConAgra Foods, including roles as Senior Vice President of Sales and Operations Planning, Senior Vice President of Enterprise Manufacturing and Senior Vice President of Operations. From 2003 to 2005, he served as President of ConAgra Food Ingredients.

Mr. Colo is a member of the board of MGP Ingredients, Inc., a leading U.S. supplier of premium bourbons, whiskeys, distilled gins and vodkas, where he serves as Chair of the HR and Compensation Committee and is a member of the Audit Committee and Governance Committee. Mr. Colo holds a Bachelor of Science, Agribusiness Economics, from Southern Illinois University.

Director Qualifications: Mr. Colo brings to the SunOpta Board of Directors leadership, business intensity and operational skills along with a proven track record in the food industry. His significant experience in and understanding of general management, operations, supply chain management and company turnarounds provides the Board with valuable perspective.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
MGP Ingredients, Inc. (NASD: MGPI) 8/15-Present	None
2016 Board / Committee Membership	2016 Meeting Attendance	Percentage
Not applicable	Not applicable	Not applicable
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options(1)	RSUs(1)	RSUs	Options and RSUs(2)
145,000	-	-	145,000	$971,500

(1)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 27, 2017.
(2)	The market value has been determined based on $6.70 being the closing price of the Common Shares as at March 27, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Michael Detlefsen Age: 53 Location: Ontario, Canada Director Since: May 2013 Independent Director	Michael Detlefsen was appointed as a director of the Company in May 2013 and since that time has also served as a member of the Audit Committee. On November 8, 2016, Mr. Detlefsen was appointed Chair of the Audit Committee and a member of the Compensation Committee. Mr. Detlefsen is also a member of the Operations Transformation Committee.

Mr. Detlefsen is currently Managing Director of Pomegranate Capital Advisors Inc. and President and CEO of Tangerine Holdings Inc. He is also Executive Chairman of Elevation Brands, LLC, a gluten free food processor. From 2011-2016, Mr. Detlefsen was Co- Managing Director of Muir Detlefsen & Associates Limited. He was Chief Restructuring Officer of Organic Meadow Inc. from 2014 to 2015. From 2013 to 2014 he was Interim CEO of Ceres Global Ag Corp. and from 2008 to 2013, he was President of Ceres. Mr. Detlefsen was also previously with Maple Leaf Foods Inc. where he held the position of Vice President, Corporate Development from 1999 to 2000, Executive Vice President Vertical Coordination from 2000 to 2004 and President of Maple Leaf Global Foods, the global sales, marketing and trading subsidiary of Maple Leaf Foods Inc. from 2005 to 2007. Prior to joining Maple Leaf Foods, Mr. Detlefsen was with BCE Inc. in Montreal where he was Vice President, Corporate Development at Bell Canada International, from 1997 to 1999, responsible for telecom investments in Korea, Brazil, Mexico and the United Kingdom.

Mr. Detlefsen is currently a director of Phoenix Canada Oil Company Limited, a director of the State Street Bank and Trust (Canada), a Governor of the Royal Ontario Museum, a member of Harvard University’s Private and Public, Scientific, Academic and Consumer Food Policy Committee and a member of the Finance Committee and 150th Anniversary Campaign Cabinet of Trinity College School.

Director Qualifications: Mr. Detlefsen brings extensive strategy, operating, transactional and governance experience in the food and other industries to the SunOpta Board of Directors. Mr. Detlefsen has a unique combination of domestic and international expertise and a deep understanding of global supply chain risks and opportunities.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	Phoenix Canada Oil Co. Ltd. (TSX: PCO) 12/15-Present
2016 Board / Committee Membership	2016 Meeting Attendance	Percentage
Member of Board	15 of 15	100%
Member/Chair of Audit Committee(1)	10 of 10	100%
Member Compensation Committee(1)	4 of 4	100%
Member Operations Transformation Committee	8 of 8	100%
Combined Total	37 of 37	100%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares(2)	Options (3)	RSUs(3)	RSUs	Options and RSUs(4)
59,915	9,000	17,170	86,085	$576,770

(1)	Mr. Detlefsen was appointed Chair of the Audit Committee on November 8, 2016. Mr. Detlefsen was appointed to the Compensation Committee on November 8, 2016.
(2)	Includes 2,000 Common Shares beneficially owned by Mr. Detlefsen’s spouse, in respect of which Mr. Detlefsen has no voting or dispositive power or authority.
(3)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 27, 2017. 5,584 of the total RSUs are deferred RSUs that Mr. Detlefsen has deferred until his departure from the Board.

(4)	The market value has been determined based on $6.70 being the closing price of the Common Shares as at March 27, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Dean Hollis Age: 56 Location: Nebraska, USA Director Since: Nov 2017 Independent Director

Dean Hollis was appointed to the Board on October 7, 2016 and as Board Chair effective November 9, 2016. Mr. Hollis is currently a member of the Corporate Governance Committee, Compensation Committee and Operations Transformation Committee.

Mr. Hollis presently serves as a senior advisor for Oaktree Capital and Chairman of the Board at AdvancePierre Foods Holdings, Inc., a national producer and distributor of hand held convenience items and value added protein products. Prior to retiring in 2008, Mr. Hollis served as the President and Chief Operating Officer of the Consumer Foods Division of ConAgra Foods from December 2004 to July 2008. In that role, Mr. Hollis developed and executed a worldwide business transformation strategy, while overseeing the largest part of the ConAgra Foods portfolio. During Mr. Hollis' 21 years with ConAgra Foods, he held many executive level positions, including Executive Vice President, Retail Products; President, Grocery Foods; President, Frozen Foods; President, Specialty Foods; and President, Gilardi Foods.

Mr. Hollis holds a Bachelor’s degree in Psychology from Stetson University, and serves on its board of directors.

Director Qualifications: Mr. Hollis is currently Chairman of the Board of AdvancePierre Foods, Inc. He is also a member of its Compensation Committee. From 2009 to October 2015, Mr. Hollis served as a director of Landec Corporation, a developer and marketer of patented polymer products for food, agriculture and licensed partner applications, where he also served as Chairman of the Compensation Committee. From July 2011 until the completion of its sale in January 2016, Mr. Hollis served as a director of Boulder Brands, Inc., a leader and innovator in health and wellness foods, where he also served as Chairman of the Board and a member of the Audit Committee. From May 2012 until the completion of its sale in February 2016, Mr. Hollis served as a director of Diamond Foods, Inc., a leading branded snacks supplier, where he also served on the Audit Committee and Nominating and Governance Committee.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
AdvancePierre Foods, Inc. (NYSE:APFH) 12/08-Present	None
Landec Corporation (NASDAQ:LNDC) 8/09-10/15
Boulder Brands, Inc. (formerly NASDAQ:BDBD) 7/11-1/16
Diamond Foods, Inc. (formerly NASDAQ:DMND) 5/12-2/16
2016 Board / Committee Membership	2016 Meeting Attendance	Percentage
Chair of Board(1)	4 of 4	100%
Chair of Corporate Governance Committee(1)	1 of 1	100%
Member of Operations Transformation Committee Combined Total	8 of 8 13 of 13	100% 100%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares(2)	Options (3)	RSUs(3)	RSUs	Options and RSUs(4)
50,000	-	-	50,000	$335,000

(1)

Mr. Hollis was appointed to the Board on October 7, 2016 and Chair of the Board effective November 9, 2016. He was appointed Chair of the Corporate Governance Committee from November 8, 2016 through February 27, 2017. His attendance reflects the number of meetings following his appointment dates.

(2)

Mr. Hollis also owns 500 limited partnership units of Organics, which owns 2,509,921 Common Shares, 9,492,800 Special Voting Shares and Preferred Stock of SunOpta Foods Inc. which is exchangeable for 9,492,800 Common Shares. See Note (2) under “Security Ownership of Certain Beneficial Owners and Management”. However, Mr. Hollis does not directly or indirectly exercise control or direction over the securities of the Company held by Organics.

(3)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 27, 2017.
(4)	The market value has been determined based on $6.70 being the closing price of the Common Shares as at March 27, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Katrina Houde Age: 58 Location: Ontario, Canada Director Since: Dec 2000 Independent Director

Katrina Houde was appointed to the Board of Directors in December 2000 and served as Chair of the Compensation Committee from August 2014 to November 2016 and as a member of the Audit Committee until November 8, 2016. Ms. Houde was appointed Interim Chief Executive Officer for the Company effective November 11, 2016 and served in that capacity through February 6, 2017 until the appointment of Mr. Colo as Chief Executive Officer. In February 2017, Ms. Houde was appointed Chair of the Corporate Governance Committee and a member of the Audit Committee. Ms. Houde is also a member of the Operations Transformation Committee.

Ms. Houde has been an independent consultant since March 2000. From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp. and was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999. She is a Director of a number of private and charitable organizations.

Director Qualifications. Ms. Houde has held a variety of senior level positions in the food industry. When combined with her extensive knowledge of the Company’s history, strategies and governance practices, she brings valuable insight, leadership and experience to the Board of Directors. Additionally, Ms. Houde’s significant understanding of the Company’s business and operations acquired through her service as the Interim Chief Executive Officer provides the Board with a valuable perspective.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
2016 Board / Committee Membership	2016 Meeting Attendance	Percentage
Member of Board	15 of 15	100%
Chair of Compensation Committee(1)	4 of 4	100%
Member of Audit Committee(1)	5 of 5	100%
Member of Operations Transformation Committee	8 of 8	100%
Combined Total	32 of 32	100%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options (2)	RSUs(2)	RSUs	Options and RSUs(3)
74,311	51,000	11,586	136,897	$917,210

(1)	Ms. Houde served as Chair of the Compensation Committee and a member of the Audit Committee until November 8, 2016.
(2)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 27, 2017.
(3)	The market value has been determined based on $6.70 being the closing price of the Common Shares as at March 27, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Brendan Springstubb Age: 33 Location: California, USA Director Since: Oct 2016 Independent Director	Brendan B. Springstubb was appointed to the Board on October 7, 2016 and is currently a member of the Audit Committee, Compensation Committee and the Operations Transformation Committee.

Mr. Springstubb is a Principal at Engaged Capital, a California-based investment firm and registered advisor with the SEC focused on investing in small and mid-cap North American equities, which he joined in June 2013. In this role, Mr. Springstubb has been responsible for sourcing and managing a variety of Engaged Capital’s investments in the consumer, healthcare and technology sectors. Prior to joining Engaged Capital, Mr. Springstubb held multiple roles with Relational Investors, LLC (“Relational”) a $6 billion activist equity fund, from June 2005 to April 2013. At Relational, Mr. Springstubb was most recently the senior analyst covering the healthcare sector where he was responsible for identifying and overseeing activist investment opportunities and communicating with portfolio company management teams. Prior to leading the healthcare group, Mr. Springstubb was a generalist covering investments in the telecom, financial and technology sectors. Mr. Springstubb earned a Master’s degree in Biotechnology with a dual concentration in Biotechnology Enterprise and Regulatory Affairs from Johns Hopkins University and a Bachelor’s degree in Economics and Molecular Biology from Pomona College. Mr. Springstubb is also a CFA Charter holder and a Certified Financial Risk Manager.

Director Qualifications: Mr. Springstubb’s experience working at an investment firm and activist equity fund provides the Board with a unique perspective. Additionally, Mr. Springstubb’s financial acumen and experience enables him to analyze and review financial statements in order to oversee financial reporting, understand capital structure and provide insight on Company strategy and operations.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
None	None
2016 Board / Committee Membership	2016 Meeting Attendance	Percentage
Member of Board(1)	4 of 4	100%
Member of Audit Committee(1)	6 of 6	100%
Member of Compensation Committee(1)	4 of 4	100%
Member of Operations Transformation Committee	8 of 8	100%
Combined Total	22 of 22	100%
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options (2)	RSUs(2)	RSUs	Options and RSUs(3)
-	-	-	-	-

(1)

Mr. Springstubb was appointed to the Board on October 7, 2016. Mr. Springstubb was appointed to the Audit Committee and Compensation Committee on November 8, 2016. His attendance reflects the number of meetings following his appointment date.

(2)

Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 27, 2017. Consistent with the Company’s compensation guidelines for non-employee directors, Mr. Springstubb has been awarded 5,322 options and 7,995 RSUs. See “Compensation of Directors” below. Pursuant to the terms of his employment arrangements with Engaged Capital, all such options and RSUs were issued to Engaged Capital.

(3)	The market value has been determined based on $6.70 being the closing price of the Common Shares as at March 27, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Age: 60 Location: Texas, USA Director Since: Jan 2017 Independent Director

Gregg Tanner was appointed to the Board and as a member of the Operations Transformation Committee on January 19, 2017. On February 27, 2017, Mr. Tanner was appointed Chair of the Operations Transformation Committee and a member of the Audit Committee and Corporate Governance Committee.

Mr. Tanner served as Chief Executive Officer and Director for Dean Foods Company from October 2012 to December 2016. As the Dean Foods’ Chief Executive Officer, and with his experience in supply chain management, Mr. Tanner provided the board of Dean Foods with invaluable insight regarding its operations and businesses.

Prior to serving as CEO, Mr. Tanner served as Dean Foods’ Chief Supply Chain Officer and President of its Fresh Dairy Direct division, where he was responsible for all sales, marketing, manufacturing and distribution functions for Dean Foods' largest business unit and for supply chain operations for Dean Foods as a whole. Mr. Tanner joined Dean Foods in 2007.

Prior to joining Dean Foods, Mr. Tanner was Senior Vice President, Global Operations with The Hershey Company. Before joining Hershey, Mr. Tanner was Senior Vice President, Retail Supply Chain at ConAgra Foods, Inc. where he directed the entire supply chain for retail products. Earlier in his career, Mr. Tanner held positions at Quaker Oats Company and Ralston Purina Company. He is a graduate of Kansas State University.

Director Qualifications. Since 2007, Mr. Tanner has served on the Board of Directors of The Boston Beer Company, Inc., where he is the Chair of the Audit Committee. He serves as Chair of the Milk Industry Foundation, as Vice Chair of the Board of Directors of the International Dairy Foods Association and as a member of the Board of Directors of the Grocery Manufacturers Association. His knowledge and experience in the food industry, leadership and management of various business operations throughout his career and corporate governance and public company board experience make him highly qualified for service on the Board.

Other Public Company Directorships in the Past Five Years
SEC Reporting Companies	Canadian Listed Reporting Companies
Dean Foods Company (NYSE: DF) 10/12-12/16	None
Boston Beer Company, Inc. (NYSE: SAM) 10/07-Present
2016 Board / Committee Membership	2016 Meeting Attendance	Percentage
Not applicable	Not applicable	Not applicable
Equity Ownership
			Total Common	Total Market Value of
			Shares, Options and	Common Shares,
Common Shares	Options (1)	RSUs(1)	RSUs	Options and RSUs(2)
-	-	-	-	-

(1)	Represents vested options and RSUs, including options and RSUs that will vest within 60 days of March 27, 2017.
(2)	The market value has been determined based on $6.70 being the closing price of the Common Shares as at March 27, 2017.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

CORPORATE GOVERNANCE

Introduction

The Board of Directors believes that effective corporate governance contributes to improved corporate performance and enhanced shareholder value. Consequently, the Board of Directors is committed to ensuring that the Company follows best practices and continually seeks to enhance and improve its corporate governance practices.

Board Mandate

The Board is responsible for the stewardship of the Company and to supervise the management of the business and affairs of the Company in accordance with the best interests of the Company and its shareholders. The Board establishes overall policies and standards for the Company. Where appropriate, the directors rely upon management and the advice of the Company’s outside advisors and auditors. The Board also delegates certain responsibilities to its standing committees, based upon the approved charters of each such committee.

In accordance with its mandate, the Board oversees and reviews the development and implementation of the following significant corporate plans and initiatives, among others:

•	the Company’s strategic planning process;
•	the identification of the principal risks to the Company’s business and the implementation of systems to manage these risks, whether financial, operational, environmental, safety-related or otherwise;
•	succession planning and evaluation of relative strengths of existing management including the needs to ensure sufficient depth of management;
•	oversight of communications and public disclosure including the Company’s disclosure policy and receiving feedback from stakeholders;
•	analysis and approval of significant transactions including material acquisitions and dispositions of businesses or other Company assets; and
•	the Company’s internal controls and management information systems.

Board Composition, Size and Leadership

The articles of the Company provide that its Board of Directors shall consist of a minimum of five and a maximum of fifteen directors. Presently, the Board of Directors consists of eight directors. These eight directors are being nominated for re-election at the Meeting. If suitable candidates are identified prior to the next annual meeting of shareholders, the Board may add one or two additional directors following the Meeting as part of its succession planning activities.

In accordance with its mandate, the Corporate Governance Committee regularly considers the appropriate skills and characteristics required of Board members, taking into consideration the Board's short-term needs and long-term succession plans. The Corporate Governance Committee believes that the Board should be comprised of directors with a broad range of experience and expertise. Additionally, the committee develops and periodically updates a long-term plan for the Board's composition taking into consideration the independence, age, skills, experience and availability of service to the Company of its members, as well as the opportunities, risks, and strategic direction of the Company. Having regard for the results of the foregoing, the Corporate Governance Committees makes recommendations to the full Board regarding the size and composition of the Board and seeks to identify qualified individuals to become Board members as deemed appropriate.

Each of the directors and executive officers of the Company is required to certify on an annual basis that he or she has reviewed and is knowledgeable as to the contents of the Company’s Business Ethics and Code of Conduct (the “Code”) and is not aware of any violations of the Code. All new employees of the Company are required to certify at the time of hiring that they have reviewed and are knowledgeable as to the contents of the Code. The Company monitors compliance with the Code through management oversight and regular communications with employees. In addition the Company has established and maintains, through an independent third party service provider, a confidential toll-free ethics reporting hotline which all directors, officers and employees are advised of and encouraged to use to report matters which may constitute violations of the Code.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

The Board, each committee and each of the individual directors are typically assessed annually at the end of the year as part of the Company’s evaluation process. During this annual assessment process, each director is required to complete an individual assessment, which is prepared and reviewed by someone other than the directors. The results of this review are reported to, and discussed in detail at, a meeting of the full Board of Directors. Due to the significant change in directors and the composition of the committees over the past six months, the Board discussed the annual evaluation process for 2016 and determined that it would not be appropriate to conduct an annual evaluation at the end of 2016 as normally done. However, the Board discussed the importance of an annual evaluation of the Board, each committee and each director, individually, and agreed that the annual evaluation would be performed in 2017.

On October 7, 2016, we increased the size of the Board to nine directors and appointed two independent directors, Dean Hollis and Dr. Albert Bolles, to the Board who were designated by Oaktree in accordance with the terms of the Investor Rights Agreement entered into in connection with the Preferred Stock financing. See “Proposal Five – The Preferred Stock Resolution”. Also on October 7, 2016, Brendan Springstubb was appointed to the Board to replace Douglas Greene who resigned as a director. Mr. Springstubb is a Principal at Engaged Capital LLC, one of our largest shareholders. On November 9, 2016, Alan Murray stepped down from the Board and was replaced as Chair of the Board by Mr. Hollis. On January 19, 2017, Gregg Tanner was appointed to the Board to fill the vacancy created by the resignation of director Jay Amato and the number of directors was set at eight.

On November 11, 2016, Hendrik Jacobs resigned from his positions as President, Chief Executive Officer and director of the Company. Director Katrina Houde served as Interim CEO while the Board conducted a search to identify a successor to Mr. Jacobs. Effective February 6, 2017, David Colo was appointed President and Chief Executive Officer (“CEO”) of the Company. In conjunction with this appointment, Mr. Colo also became a member of the Board and Ms. Houde continued her position on the Board.

David Colo, our President and CEO, currently serves on the Board of Directors and Dean Hollis is the Chair of the Board. The Board does not have a formal policy concerning the separation of the roles of CEO and Chair, as the Board believes that it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. As indicated above, these roles are currently separate.

The Chair of the Board sets the agenda for meetings of the Board with input and feedback from the directors. All committees of the Board are chaired by independent directors. The Board and the Corporate Governance Committee believe that the current Board leadership structure is an appropriate structure for the Company and will continue to periodically evaluate whether the structure is in the best interests of the Company and its shareholders.

Director Independence

Under NASDAQ listing rules, a majority of the members of the Board must be “independent directors”. An independent director under NASDAQ listing rules is a person other than an executive officer or employee or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators (the “CSA”) recommends that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no “material relationship” with the Company. Director independence of each of the current directors is determined by the Board of Directors with reference to the requirements as set forth by the CSA in National Instrument 52-110 - Audit Committees, as well as the rules and regulations of the Toronto Stock Exchange (the “TSX”), NASDAQ and SEC.

The Board has determined that each of the following seven directors nominated for election are independent: Margaret Shân Atkins, Dr. Albert Bolles, Michael Detlefsen, Dean Hollis, Katrina Houde, Brendan Springstubb and Gregg Tanner. David Colo, President and CEO, is currently an officer of the Company, and is therefore not considered independent. Notwithstanding that Ms. Houde served as Interim CEO for approximately three months prior to the appointment of Mr. Colo as CEO and was paid a salary for serving in that capacity, the Board has confirmed that Mr. Houde has no direct or indirect material relationship with the Company which could reasonably be expected to interfere with the exercise of her independent judgment and therefore concluded that she is independent in accordance with the applicable rules, policies and instruments discussed above. As a result, if all of the director nominees are elected at the Meeting, seven of the eight directors will be independent. These independent directors currently comprise in full the membership of each standing Board committee described in this Proxy Statement.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Executive Sessions

The independent directors meet without management and non-independent directors at regularly scheduled in-person Board meetings, generally following meetings of the full Board. The Chair of the Board presides over these meetings.

Meeting Attendance

The Board held 15 duly called meetings during fiscal year 2016 and the committees held a total number of 29 meetings. Each incumbent board member attended all of the meetings of the Board and all committees on which he or she served, except one director missed one Board meeting and another director missed one Board meeting and one committee meeting. All directors were in attendance at the 2016 Annual and Special Meeting of the Shareholders on May 10, 2016.

Term and Age Limits

A director’s term of office is from the date on which he or she is elected or appointed until the close of the next annual meeting. The Board believes that individual directors should be rigorously evaluated on the basis of their skills, knowledge, experience, character, attendance and contributions to the business of the Board and Company and the specific needs and requirements of the Board without regard to their term of service or age. At this time, the Board has, therefore, not adopted term or age limits for directors as it believes it is important to find a balance between ensuring a mechanism for fresh ideas and viewpoints while not losing the insight, experience and other benefits of continuity contributed by longer serving directors. However, as the Board recognizes that diversity of views from longer-term and newly-appointed directors can contribute to effective decision making, the Board considers the term of service of individual directors, the average term of the Board as a whole and turnover of directors in recent years when proposing a slate of nominees.

Diversity

The Board believes that directors with diverse backgrounds and experiences benefit the Company by enabling the Board to consider issues from a variety of perspectives. In 2015, the Board approved a separate written diversity policy, which is posted at http://investor.sunopta.com/governance.cfm. In support of the Company’s commitment to diversity, when selecting qualified candidates to serve on the Board, SunOpta will consider a wide range of diversity criteria including gender, ethnicity, personal abilities, geographic location and other factors. The Board seeks to include members not only with diverse backgrounds, but also with skills and experience, including appropriate financial and other expertise relevant to the business of the Company, in order to find the best qualified candidates given the needs and circumstances of the Board. For these reasons, the Board has not established specific targets relating to the identification, nomination or representation on either the Board or among executive officers based on gender or any other specific criteria.

Currently, the Board is comprised of two female directors (25%) and six male directors (75%). Assuming all of the Company’s nominees are elected, the Board will continue to be comprised of two female directors (25%) and six male directors (75%) following the meeting. The Board hopes to increase the representation of women on the Board as turnover occurs, taking into account the skills, experience and knowledge desired at that particular time by the Board.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

With respect to executive officer positions, currently there are two females (20%) and eight males (80%) at this level within the Company. While there are currently no specific goals or plans with respect to women in named executive officer positions, the Company hopes to increase the representation of women at the executive officer level as positions are available, taking into account the skills, experience and knowledge desired at that particular time by the Company.

Director Orientation and Continuing Education

The Company has a formal director orientation policy to ensure that all new directors receive proper orientation to facilitate the level of familiarity with the Company’s practices, policies and operations required to meet Board responsibilities.

The current process to orient new directors is as follows:

1)

The new director meets with the Chair of the Board and the Company’s CEO to discuss various information about the Company, including history, vision, mission and values, organization structure, shareholdings, strategic plan, fiscal business plan and budget, historical and current year to date fiscal results.

2)

The new director meets with the Chair to discuss the aspects of the Board such as organizational documents and Board and committee minutes for the past year, Board administration matters, expense reimbursement practices, and Company policies.

3)

The new director meets with other directors of the Company and certain members of management which allows new directors an opportunity to ask questions about the role of the Board, its committees and directors and the nature and operation of the Company. Following nomination, new directors are encouraged to meet other members of management and to visit the Company’s premises and view its operations.

4)

New directors are provided access to the Company’s continuous disclosure documents as filed with the SEC and on SEDAR, investor presentation material, director mandate and the Company’s Business Ethics and Code of Conduct policies. New directors are required to affirm that they have read and understand the Company’s Business Ethics and Code of Conduct.

The Company also encourages directors to attend other appropriate continuing education programs. Furthermore, the Board and its committees received a number of presentations in 2016 to expand the Board’s knowledge of the Company’s business, industry and principal risks and opportunities. Presentation topics included maximizing shareholder value, capital expenditures, cost of operational non-performance, internal controls, assessment of inventory and reserves, commodity risks, regulatory updates and product development and innovation. As well, written materials likely to be of interest to directors that have been published in periodicals, newspapers or by legal or accounting firms are routinely forwarded to directors or included with Board and committee meeting materials.

Board Role in Risk Oversight

The Board has risk oversight responsibility and sets the tone for risk tolerance within the Company. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. The Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. The Board receives regular updates from management about the Company’s most significant risks to enable it to evaluate whether management is responding appropriately. During each regularly scheduled Board meeting, the Board also reviews components of the Company’s long-term strategic plans and the principal issues, including foreseeable risks that the Company expects to face in the future.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

The Board oversees risk management directly, as well as through its committees. For example, the Audit Committee reviews the Company’s policies and practices with respect to risk assessment and risk management, including discussing with senior management major financial risks and the steps taken to monitor and control exposure to such risk. The Corporate Governance Committee considers risks related to succession planning and internal trading governance and the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of executive compensation programs and arrangements. See below for additional information about the Board’s committees. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Committees

The Board of Directors presently has four committees, with the principal functions and membership described below. Each committee has a charter, which is available at our website at www.sunopta.com, under the “Investors” link. The following table summarizes the current membership of each of our four Board committees. Each of the four committees is composed entirely of independent directors.

Director	Audit Committee	Corporate Governance Committee	Compensation Committee	Operations Transformation Committee
Margaret Shân Atkins		✓	Chair	✓
Dr. Albert Bolles	✓	✓		✓
Michael Detlefsen	Chair		✓	✓
Dean Hollis		✓	✓	✓
Katrina Houde	✓	Chair		✓
Brendan Springstubb	✓		✓	✓
Gregg Tanner	✓	✓		Chair

Audit Committee

The Audit Committee’s duties and responsibilities are documented in a formal Audit Committee Charter, which is regularly updated. These duties and responsibilities include (a) providing oversight of the financial reporting process and management’s responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board the appointment and authorizing remuneration of the Company’s auditors; (c) providing oversight of the adequacy of the Company’s system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations. The Audit Committee meets a minimum of four times a year, once to review the Annual Report on Form 10-K and annual Audited Consolidated Financial Statements, and once before each quarter’s earnings are filed to review interim financial statements and the Quarterly Report on Form 10-Q which is filed with the SEC in the U.S. and with applicable securities regulators in Canada. Other meetings may be held at the discretion of the Chair of the Audit Committee. The Audit Committee has free and unfettered access to Deloitte LLP, the Company’s independent registered accounting firm and auditors, the Company’s risk management and internal audit team and the Company’s internal and external legal advisors.

The Audit Committee maintains a company-wide whistle-blower policy related to the reporting of concerns in accounting or internal controls. This policy gives all employees of the Company the option of using a hot line administered by a third party for communication of concerns dealing with a wide range of matters including accounting practices, internal controls or other matters affecting the Company’s or the employees well-being.

Our Audit Committee is currently comprised of Michael Detlefsen (Chair), Dr. Albert Bolles, Katrina Houde, Brendan Springstubb and Gregg Tanner. The Board has determined that each member of the Audit Committee (1) is “independent” as defined by applicable SEC and CSA rules and NASDAQ and TSX listing rules; (2) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. In addition, the Board has determined that Michael Detlefsen and Gregg Tanner each meet the definition of “audit committee financial expert,” as defined in SEC and CSA rules, and has appointed Mr. Detlefsen as Chair of the Audit Committee.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email at contactus@kingsdalesadvisors.com.

The report of the Audit Committee appears under the heading “Report of the Audit Committee” below.

The Audit Committee met formally ten times during fiscal 2016.

Corporate Governance Committee (Nominating Committee)

The Corporate Governance Committee’s duties and responsibilities are documented in a formal Corporate Governance Committee Charter, which is updated regularly. These duties and responsibilities include: (a) identifying individuals qualified to become members of the Board of Directors, and selecting or recommending director nominees; (b) developing and recommending to the Board of Directors corporate governance principles applicable to the Company; (c) leading the Board of Directors in its annual review of the performance of the Board of Directors; (d) recommending to the Board of Directors director nominees for each committee; (e) discharging the responsibilities of the Board of Directors relating to compensation of the Company’s directors; (f) leading the Board of Directors in its annual review of the performance of the CEO; and (g) regularly assessing the effectiveness of the Company’s governance policies and practices.

The Corporate Governance Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. To be considered for membership on the Board, the Nominating Committee will consider certain necessary criteria that a candidate should meet, which would include the following: (a) be of proven integrity with a record of substantial achievement; (b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board and committee meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and (e) be committed to building sound, long-term Company growth. The committee also takes into consideration the range of skills and expertise that should be represented on the Board, geographic experience with businesses and organizations, and potential conflicts of interest that could arise with director candidates. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews. The Company adheres to its diversity policy and seeks to include members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company.

A shareholder may recommend a person as a nominee for election as a director at the Company’s next annual meeting of shareholders by writing to the Secretary of the Company. In order for a shareholder to formally nominate a person for election as a director, including by submitting a shareholder proposal in accordance with the Canada Business Corporations Act, the shareholder must comply with the Company’s Advance Notice By-Law. See “Proposal One – Election of Directors – Advance Notice By-Law” and “Shareholder Proposals for 2018 Annual and Special Meeting of Shareholders; Shareholder Communications.”

Our Corporate Governance Committee is currently comprised of Katrina Houde (Chair), Margaret Shân Atkins, Dr. Albert Bolles, Dean Hollis and Gregg Tanner, each of whom has been determined by the Board to be independent.

The Corporate Governance Committee met formally four times during fiscal 2016.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
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Compensation Committee

The Compensation Committee’s duties and responsibilities are documented in a formal Compensation Committee Charter, which is updated regularly. These duties and responsibilities include to (a) reward executives for long-term strategic management and enhancement of shareholder value; (b) support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies; (c) attract and retain executives whose abilities are considered essential to the long-term success and competitiveness of the Company through the Company’s salary administration program; (d) align the financial interests of the Company’s executives with those of the shareholders; and (e) ensure fair and equitable treatment for all employees.

The function of the Compensation Committee is to determine the compensation of the CEO as well as to review and approve the compensation recommended by the CEO for certain officers of the Company and to review overall general compensation policies and practices for all employees of the Company. In addition, this committee oversees the administration of the Company’s 2013 Stock Incentive Plan and the Company’s Amended and Restated 2002 Stock Option Plan (collectively, the “Stock Incentive Plans”), Employee Stock Purchase Plan and any other incentive plans that may be established for the benefit of employees of the Company.

Our Compensation Committee is currently comprised of Margaret Shân Atkins (Chair), Michael Detlefsen, Dean Hollis and Brendan Springstubb. The Board has determined that the committee consists entirely of “non-employee directors,” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” within the meaning of NASDAQ listing rules and National Policy 58-201 – Corporate Governance Guidelines of the CSA.

Our Compensation Committee has deep experience with compensation matters. Specifically:

•

Ms. Atkins, the Chair of the Compensation Committee, has extensive compensation related experience from both a senior operating and board governance perspective having served as a senior operational executive and as a Chair and member of compensation committees of other publicly traded and private organizations.

•

Mr. Hollis, as the former President and Chief Operating Officer of the Consumer Foods Division of ConAgra Foods, was responsible for employee annual performance and salary reviews and has extensive compensation related experience as a Chair and member of compensation committees of other publicly traded organizations.

The report of the Compensation Committee appears under the heading “Executive Compensation–Compensation Committee Report” below.

The Compensation Committee met formally seven times during fiscal 2016.

Compensation Committee Interlocks and Insider Participation

No member of our current Compensation Committee has served as one of our officers or employees at any time over the past year. None of our executive officers serves as a member of the compensation committee of any other entity that has an executive officer serving as a member of our Board or Compensation Committee. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Furthermore, other than with respect to the Company’s Board of Directors, none of the Company’s directors currently sits on the same public company board as any other director.

Operations Transformation Committee

The Operations Transformation Committee was established in October 2016 and its duties and responsibilities are documented in a formal Operations Transformation Committee Charter. These duties and responsibilities include to: (a) oversee development of, and recommend to the Board for approval, the Company’s annual and longer-term value creation plans; (b) review individual operating unit plans for alignment with the strategic objectives set by the Board and the Company’s operating plan; (c) review and provide feedback to the Board and management on the Company’s capital allocation strategy; including, but not limited to, capital expenditures, capital structure, acquisitions and/or divestitures; (d) conduct reviews with management of performance against the Company’s business plan and provide feedback and guidance to management and the Board on plan execution; (e) provide input to management and the Audit Committee on the financial and/or operational information that will be presented to external parties; (f) within current corporate spending approval limits, review and approve the engagement and compensation of third party advisors in connection with achieving plan objectives; and (g) provide input to the Compensation Committee and the Corporate Governance Committee on critical executive hiring, retention, motivation, and compensation decisions aimed at reinforcing achievement of plan goals.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Our Operations Transformation Committee is currently comprised of Gregg Tanner (Chair), Margaret Shân Atkins, Dr. Albert Bolles, Michael Detlefsen, Dean Hollis, Katrina Houde and Brendan Springstubb, each of whom has been determined by the Board to be independent.

The Operations Transformation Committee met formally eight times during fiscal 2016.

Code of Ethics

The Company has a Code of Ethics policy titled “Business Ethics and Code of Conduct.” The policy is applicable to all employees, including the Company’s executive officers and employees performing similar functions, as well as all persons serving as directors and consultants to the Company. A copy of the Business Ethics and Code of Conduct is available, without charge, at www.sunopta.com or upon written request to the Company at SunOpta Inc., 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7. Any amendments to, or waivers of, the Business Ethics and Code of Conduct which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.sunopta.com.

Insider Ownership Guidelines for Directors, Officers and Executives

The Board approved insider ownership guidelines for all non-employee directors and members of the senior management in May 2012 and in August 2015 approved an amendment to the insider ownership guidelines for all non-employee directors. These guidelines are reviewed on an annual basis and are intended to align the interests of directors and management with those of our shareholders.

The insider ownership guidelines encompass the following parameters:

1.

Insider ownership guidelines are mandatory for all non-employee members of the Board and members of the Senior Leadership Team. All persons covered by these guidelines will have the option to request an exemption from these requirements based on consideration of their personal circumstances by the Compensation Committee.

2.	Stock ownership targets established as follows:

a.	Chief Executive Officer – five times base salary

b.	Directors – five times annual cash retainers

c.	Other NEOs (includes Chief Financial Officer and three most highly compensated officers) – two times base salary

d.	All other Senior Leadership Team members – one times base salary

3.	Targets are based on direct shareholdings only and do not account for the value of “in-the-money” options.

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4.

In determining whether the required investment levels have been met, holdings are valued using the higher of the cost basis of the stock when acquired, or the market closing price on the last trading day of each fiscal quarter.

5.

All participants are provided a five-year transition period to be in compliance with the ownership target. At the end of that period, the CEO, other NEOs and the Senior Leadership Team not in compliance will receive 50% of all subsequent short-term incentive payments in the form of equity until such time as the minimum holding is established.

As of December 31, 2016, four of the seven directors were in compliance with the mandatory guidelines. As of March 27, 2017, five of the eight director nominees were in compliance. The director nominees that currently do not meet the insider ownership guidelines are still within their transition period.

Compensation of Directors

Annual compensation for non-employee directors is comprised of cash and equity-based compensation. Cash compensation consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Equity compensation is comprised of an annual grant of RSUs and, for 2016, a one-time stock option grant for service on the Operations Transformation Committee. Katrina Houde served as a non-employee director of the Company until November 11, 2016, when she was appointed Interim CEO and became an employee of the Company. Her compensation as a non-employee director of the Company is shown in the Non-Employee Director Compensation Table below, and her compensation as an employee of the Company is shown in the Summary Compensation Table.

Non-employee directors may elect to receive stock in lieu of cash compensation, including from 50% to 100% of the cash amount. Also, non-employee directors have the option to defer receipt of annual equity compensation that would otherwise be payable to them, subject to compliance with the Company’s Non-Employee Director Stock Deferral Plan and Section 409A of the Internal Revenue Code.

In August 2016, the Board reviewed non-employee director compensation and approved the following schedule effective October 1, 2016:

i.	Annual cash retainer of:

•	$50,000 for serving as a director;
•	$50,000 for serving as the Chair of the Board;
•	$17,000 for serving as the Chair of the Audit Committee;
•	$12,500 for serving as the Chair of the Compensation Committee;
•	$8,500 for serving as the Chair of the Corporate Governance Committee;
•	$6,000 for serving on the Audit Committee; and
•	$3,000 for serving on other committees.

ii.	Travel:

•	$1,250 for travel in excess of four hours

iii.	Annual equity compensation:

•	RSUs valued at $90,000

During 2016, the Board also approved the following one-time cash retainers and equity awards noted below:

•	$15,000 for serving as the Chair of the Special Committee (which was created for the strategic review);

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•	$10,000 for serving on as a member of the Special Committee (which was created for the strategic review);
•	Stock options valued at $30,000 for serving as the Chair of the Board; and
•	Stock options valued at $15,000 for serving on the Operations Transformation Committee.

Effective October 6, 2016, the Board approved the vesting of all unvested RSUs upon the departure of a director from the Board and any new RSU grants going forward to have a 12-month vesting period.

The following table summarizes total compensation paid to our non-employee directors for fiscal year 2016.

Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Other Compensation ($)(4)	Total ($)
Jay Amato	56,512	58,860	-	7,500	122,872
Margaret Shân Atkins	85,721	58,860	15,114	7,500	167,195
Dr. Albert Bolles(5)	12,986	53,167	15,114	2,500	83,767
Michael Detlefsen	67,725	58,860	15,114	3,750	145,449
Doug Greene(5)	36,874	58,860	-	5,000	100,734
Dean Hollis(5)(6)	20,630	53,167	45,346	2,500	121,643
Katrina Houde(7)	67,751	58,860	15,114	2,500	144,225
Jeremy Kendall(8)	19,500	-	-	50,949	70,449
Alan Murray(6)	94,253	71,940	-	6,250	172,443
Brendan Springstubb(5)(9)	12,986	53,167	15,114	2,500	83,767

(1)	Includes the fair market value of Common Shares issued in lieu of cash retainers, including elections of $33,373 for Mr. Detlefsen and $31,914 for Mr. Murray.

(2)

The fair value, as shown in this table, is determined in accordance with FASB ASC Topic 718 based on the number of RSUs granted and SunOpta’s closing stock price on the date of grant. The number of RSUs granted is determined by dividing the scheduled Annual Equity Compensation by the average of SunOpta’s closing stock prices during the 90 calendar days ending on the grant date. RSUs granted in May 2016 vest one-third per year over 3 years, and RSUs granted to Dr. Bolles, Mr. Hollis and Mr. Springstubb following their appointments to the Board in October 2016 vest on the first anniversary of the grant date.

(3)

Consists of the aggregate grant-date fair value of stock options granted to directors under the Company’s 2013 Stock Incentive Plan (as amended in May 2013, the “Existing 2013 Plan”), calculated in accordance with FASB ASC Topic 718. The number of stock options granted is determined by dividing the scheduled Annual Equity Compensation by the Black-Scholes value based on the average of SunOpta’s closing stock prices during the 90 calendar days ending on the grant date. The stock options vest on the first anniversary of the grant date. At the end of fiscal 2016, non-employee directors held total RSUs and stock options as follows:

Name	RSUs	Options	Total
Jay Amato	26,562	55,000	81,562
Margaret Shân Atkins	30,514	5,322	35,836
Dr. Albert Bolles	7,995	5,322	13,317
Michael Detlefsen	32,146	20,322	52,468
Doug Greene	32,146	-	32,146
Dean Hollis	7,995	15,967	23,962
Katrina Houde	26,562	60,322	86,884
Jeremy Kendall	-	52,000	52,000
Alan Murray	-	-	-
Brendan Springstubb	7,995	5,322	13,317

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

(4)

Other compensation includes travel fees for all directors except Mr. Kendall. For Mr. Kendall, other compensation reflects a retiring allowance in the amount of $18,870 (Cdn $25,000) paid under a contract with the Company and director fees of $32,079 (Cdn $42,500) for service on the Board of Directors of Opta Minerals Inc. (“Opta Minerals”), a subsidiary of SunOpta through April 6, 2016.

(5)	On October 7, 2016, Mr. Greene stepped down from the Board, and Dr. Bolles, Mr. Hollis, and Mr. Springstubb were appointed to the Board.

(6)	On November 9, 2016, Mr. Murray stepped down from the Board, and Mr. Hollis was appointed Chair of the Board.

(7)	On November 11, 2016, Katrina Houde was appointed Interim CEO of the Company and ceased being paid as a non-employee director.

(8)	Mr. Kendall did not stand for re-election at the Annual and Special Meeting on May 10, 2016.

(9)	Pursuant to the terms of his employment arrangements with Engaged Capital, all cash compensation and equity awards payable to Mr. Springstubb are paid or issued to Engaged Capital.

The Board believes that compensation for non-employee directors should be competitive and should fairly compensate directors for the time and skills devoted to serving our Company but, for independent directors, should not be so significant as to compromise independence.

All our directors are reimbursed for reasonable out-of-pocket expenses incurred for attending meetings of our Board or its committees and for other reasonable expenses related to the performance of their duties as directors. The Board believes that our non-employee director compensation package is competitive with the compensation offered by other companies and is fair and appropriate considering the responsibilities and obligations of our directors.

Penalties and Sanctions and Personal Bankruptcies

The information related to cease trade orders and bankruptcies, not being within the knowledge of the Company, has been furnished by the directors. Except as disclosed below, none of the proposed nominees for election to the Board of Directors:

1)

is, as at the date of this Proxy Statement, or was within 10 years before the date of the Proxy Statement, a director or chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was the subject of an order (as defined in Form 51-102F5 made under National Instrument 51-102 of the CSA) that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)

was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer, or chief financial officer, and which resulted from an event that occurred while that person was acting in the capacity as a director, chief executive officer, or chief financial officer; or

2)

is at the date hereof, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

3)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

In December 2014, Michael Detlefsen was appointed as Chief Restructuring Officer of Organic Meadow Inc. and its subsidiary, Organic Meadow Ltd. (collectively, “Organic Meadow”) to guide Organic Meadow through a proposed restructuring process when it was experiencing significant operational and financial difficulties. As part of the restructuring process, Organic Meadow filed a proposal for creditor protection pursuant to the Bankruptcy and Insolvency Act (Canada) on April 1, 2015. Organic Meadow emerged from bankruptcy protection on September 9, 2015 and was later sold in November 2015, following which Mr. Detlefsen resigned as Chief Restructuring Officer.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

PROPOSAL TWO – APPOINTMENT AND REMUNERATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR

Appointment of Independent Registered Public Accounting Firm and Auditor

The Audit Committee of the Board has recommended that Deloitte LLP (“Deloitte”) be reappointed as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders. Shareholders will be asked to vote at the Meeting to appoint Deloitte as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and to authorize the Audit Committee to fix their remuneration. Deloitte has served as our auditors since 2008. One or more representatives of Deloitte will attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders in attendance.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the appointment of Deloitte as the Company’s independent registered public accounting firm and auditor until the close of the next annual meeting of shareholders and FOR authorizing the Audit Committee to fix their remuneration. In the event that shareholders do not appoint Deloitte as the Company’s auditors at the Meeting and another accounting firm is not appointed, the Audit Committee will reconsider its recommendation and the Board will select another accounting firm to serve as the Company’s independent registered public accounting firm and auditor.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of the proposal constitute a majority of the total votes cast on the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

Auditor Fees

The following table sets forth the aggregate fees billed by Deloitte for each of the last two fiscal years (including out-of-pocket expenses):

Fee Category	Fiscal 2016 ($)	Fiscal 2015 ($)
Audit Fees(1)	2,182,954	1,946,238
Audit-Related Fees(2)	125,455	486,383
Tax Fees(3)	73,856	120,000
All Other Fees(4)	-	-
Total	2,382,265	2,552,621

Following is a description of the nature of services comprising the fees disclosed under each category:

(1)

Audit fees relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Reports on Form 10-K, annual audits of the effectiveness of the Company’s internal control over financial reporting, reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services provided in connection with statutory audits or regulatory filings.

(2)	Audit-related fees relate to due diligence procedures and accounting consultations in connection with acquisitions or divestitures, and other audit-related projects.

(3)	Tax Fees relate to tax compliance, tax advice and tax planning.

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(4)	Other Fees relate to miscellaneous matters other than reported above.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent registered public accounting firm. The committee’s policy is to require pre-approval for all audit and permissible non-audit services provided by Deloitte prior to the engagement with the exception that management is authorized to engage Deloitte in respect of services to the extent that (a) each individual engagement is not more than $50,000, and (b) the aggregate for all engagements does not exceed $100,000. These services are subsequently approved at the next scheduled Audit Committee meeting. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by Deloitte during the fiscal year ended December 31, 2016 were approved in accordance with this policy.

Financial Information Systems Design and Implementation Fees

No fees were billed by Deloitte to the Company during any of the last two fiscal years for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of the Company assists the Board in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of the Company’s internal controls. Specific responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which can be found on SunOpta’s website at www.sunopta.com. The members of the Audit Committee are Michael Detlefsen (Chair), Dr. Albert Bolles, Katrina Houde, Brendan Springstubb and Gregg Tanner, each of whom meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and applicable independence requirements of the NASDAQ listing rules and National Instrument 52-110 – Audit Committees of the CSA.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2016 with the Company’s management. The Audit Committee has discussed with Deloitte, the Company's independent registered public accounting firm and auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.

In reliance on the review and the discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC and applicable Canadian securities regulators.

This report has been submitted by Michael Detlefsen (Chair), Dr. Albert Bolles, Katrina Houde, Brendan Springstubb and Gregg Tanner, all members of the Audit Committee.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

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PROPOSAL THREE – ADVISORY VOTE REGARDING THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Background

In order to ensure an appropriate level of director accountability to the Company’s shareholders and to ensure that shareholders have an opportunity to engage with the Board of Directors about executive compensation matters, the Company has had a policy since 2010 to seek an advisory vote on an annual basis from shareholders on the Company’s executive compensation practices. Shareholders have previously voted on an advisory basis for the Company to hold an advisory vote regarding the compensation of NEOs on an annual basis. The Board understands that our shareholders have a meaningful interest in our executive compensation policies, and believes that shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, now mandates that the Company enable shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the NEOs named in the Summary Compensation Table set forth in this Proxy Statement.

Resolution

In accordance with Company policy and Section 14A of the Exchange Act, we are asking shareholders to indicate their support for the compensation of the NEOs. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the NEOs’ compensation. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Meeting.

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2017 Annual and Special Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and narrative discussion under the Executive Compensation caption.”

The “say-on-pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the advisory resolution regarding the compensation of the Company’s NEOs.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this proposal constitute a majority of the total votes cast on this proposal. While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Dear Fellow Shareholder,
We are pleased to provide you with SunOpta’s Compensation and Discussion and Analysis (“CD&A”) which is designed to help you understand SunOpta’s approach to executive compensation.

2016 Say on Pay and Shareholder Engagement
The Board and Compensation Committee are committed to the concept of pay-for-performance. Consequently, our executive compensation programs are designed to reward achievement and over-achievement of goals, and to penalize performance shortfalls. At the 2016 Annual and Special Meeting of the Shareholders, approximately 81.1% of the shares voted were in favor of the advisory resolution to support executive compensation, a decline from the 96.5% of shares that voted in favor of this resolution at the 2015 Annual Meeting. In response to this decline in support, members of the Board, including members of the Compensation Committee, increased outreach to shareholders to better understand shareholders’ views regarding executive compensation. Since the last Annual and Special Meeting, SunOpta Board members met with shareholders representing approximately 54% of the shares outstanding. Generally, these conversations revealed a desire amongst the Company’s shareholders to see a further increase in the alignment between shareholder returns and management compensation.

Fiscal 2016 Performance and Compensation Decision Highlights

SunOpta experienced significant challenges in 2016 for the following reasons:

•	Operational issues at a number of our facilities compromised efficiency and led to added cost;
•	A recall in our sunflower business caused considerable disruption and expense; and
•	A slowdown in consumer demand for frozen fruit impacted volumes in our individually quick frozen fruit business.

Based on the Compensation Committee’s philosophy of pay-for-performance:

•

The Committee determined that no payout would be made on either the fiscal year 2016 short-term incentive plan, or on the long-term (3-year) incentive plan cycle ending in December 2016 as a result of the Company’s failure to meet threshold levels of performance in 2016; and

•	We also established an appropriate proportion of pay-at-risk for key executives, with consequences for over and under-performance against objectives.

Steps to Simplify and Strengthen SunOpta’s Business

Amid these challenges, the Company took a number of steps to simplify and strengthen our business. These actions included, but were not limited to: divesting Opta Minerals, forming a strategic partnership with Oaktree, and entering into a new long-term financing arrangement to fund SunOpta’s growth.

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The following timeline illustrates some of the major events of 2016 and the actions taken by management and by the Board of Directors:

Fiscal Year 2016 also marked significant change in our management team. Our CEO, Hendrik Jacobs, left SunOpta in November 2016. The Board appointed Katrina (Kathy) Houde, a director of the Company since 2000, to serve as Interim CEO. Upon becoming Interim CEO, Ms. Houde led the initial stages of SunOpta’s Value Creation Plan (the “Plan”) to accelerate the growth and profitability of the business, assisted by our partner and shareholder Oaktree. Ms. Houde’s service as Interim CEO ended on February 6, 2017, with the appointment of David J. Colo as SunOpta’s new CEO. Ms. Houde continues to serve on the Board of Directors.

Going Forward: Compensation Changes for 2017 (and Beyond)

As a result, and in conjunction with the roll out of the Value Creation Plan, we have undertaken a redesign of our incentive compensation programs for 2017, to even more closely align executives’ goals to the critical objectives of the Value Creation Plan. The main highlights include: (i) revisions to SunOpta’s compensation peer group, (ii) a short-term incentive plan redesign, and (iii) a new approach to long-term incentive compensation. These changes are further discussed below, in the section of this CD&A entitled “Decisions for 2017”.

Conclusion

We take the preferences and perspectives of our shareholders seriously. We welcome constructive dialogue regarding the opportunities available to SunOpta and the executive compensation arrangements we institute to align with these opportunities. Please contact Jill Barnett, General Counsel of the Company, should you wish to offer any comment about our compensation programs.

The Compensation Committee has reviewed and discussed this CD&A with management and with the Board of Directors.

More complete details of our compensation program and actions are provided in the remainder of this CD&A, specifically:

■	Compensation Philosophy
■	CEO Transition
■	Elements of Compensation
■	Other Aspects of the Compensation Program
■	Decisions for 2017
■	Compensation Tables
■	Potential Payments on Termination or Change of Control and Tables

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Based on that review and discussion, the Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

The Compensation Committee of SunOpta, Inc.:

Margaret Shân Atkins - Chair
Michael Detlefsen
Dean Hollis
Brendan Springstubb

Say on Pay Vote Recommendation

We believe that shareholder support for our compensation programs is warranted, for all the reasons described above, and we ask for your vote in support.

Compensation Practices

The Compensation Committee utilizes best practices in governing our executive compensation programs. Therefore, there are certain things that we do and do not do, as a matter of practice:

What we DO		What we DO NOT do
■	Tie executives’ pay to results achieved by weighting variable pay heavily in our pay mix	■	Provide change-in-control severance payments exceeding market norms
■	Use equity to drive a long-term perspective aligned with shareholders	■	Allow stock option repricing or discounted stock option granting
■	Promote stock ownership with competitive stock ownership guidelines	■	Offer change-in-control tax gross-ups under any circumstances
■	Consider shareholder perspectives in our program designs	■	Pay dividends or dividend equivalents on unearned or unvested performance shares
■	Maintain a clawback policy which meets or exceeds regulatory requirements	■	Allow our executives or directors to hedge or pledge company stock
■	Use double-trigger change in control provisions for all non pro rata payouts under cash and equity incentive plans*
■	Maintain a cap on our short-term incentive payout
■	Assess our pay-for-performance relationship and conduct a compensation risk assessment annually

*Note: Some employment agreements entered into prior contain single-trigger change-in-control provisions.

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Compensation Philosophy

Our executive compensation philosophy and the policies that support it are intended to reward our executives for the achievement of long-term strategic goals and their efforts to enhance shareholder value. The philosophy fosters a performance-oriented environment that rewards achievement of internal Company goals and shareholder value creation. Our pay-for-performance philosophy is based on these objectives:

Compensation opportunities provided to executives are intended to approximate market median pay levels, assuming the targeted level of performance is delivered.

Performance targets are generally set in relation to the Company’s internal budget goals. Then, using the target as the starting point, upside and downside payout ranges around the target are developed. These ranges provide additional compensation opportunity to executives if results exceed targets, while penalizing under-performance. Through this design, our executive compensation program motivates our team, while delivering true ‘pay-for-performance’ from a shareholder perspective.

Peer Group

In order to help ensure the competitiveness of our executive compensation, the Compensation Committee considers competitive compensation practices from relevant sources. To do this we review general market survey data as well as comparisons from our executive compensation peer group.

For 2016, this peer group consisted of 19 companies in the food and beverage industry with similar businesses and revenue to that of SunOpta:

B&G Foods, Inc.	Cott Corporation	John B. Sanfilippo & Son, Inc.	Seneca Foods Corporation
The Boston Beer Company, Inc.	Darling Ingredients Inc.	Lancaster Colony Corporation	Snyder's-Lance, Inc.
Calavo Growers, Inc.	Farmer Bros. Co.	Monster Beverage Corporation	Tootsie Roll Industries, Inc.
Cal-Maine Foods, Inc.	The Hain Celestial Group, Inc.	Post Holdings, Inc.	Treehouse Foods, Inc.
Coca-Cola Bottling Co. Consolidated	J&J Snack Foods Corp.	Sanderson Farms, Inc.	N=19

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Relative to the group from 2015, three companies (Boulder Brands, Diamond Foods and WhiteWave) were removed due to completed or pending acquisitions. SunOpta’s 2016 revenue of $1.35 billion fell between the 25th and 50th percentiles of this peer group.

For 2017, the Compensation Committee refined this peer group to further increase the similarities to SunOpta (generally narrowing the size range and the total number of companies included). The adjustments resulting from that review are summarized in the “Decisions for 2017” section below.

In addition to market comparisons, compensation decisions are informed by other external and internal factors:

To support the Compensation Committee in making its determinations, the Committee has retained the services of Willis Towers Watson (“WTW”) as its independent executive compensation consultant. The Committee has reviewed and confirmed the independence of WTW. WTW provides services at the direction of the Committee, and the Committee has specific authority in managing all work by WTW.

CEO Transition

Our CEO, Hendrik Jacobs, left SunOpta in November 2016. The Board appointed Katrina (Kathy) Houde, a director of the Company since 2000 and a retired food industry CEO, to serve as Interim CEO until a permanent successor was identified. Ms. Houde’s deep contacts within the SunOpta management team, coupled with her significant operating experience in the food industry, made her an excellent choice to step in as Interim CEO. She was tasked by the Board of Directors to lead the initial stages of the Value Creation Plan to accelerate the growth and profitability of the business, assisted by our partner and shareholder Oaktree. Ms. Houde’s monthly salary was set at the same level as Mr. Jacobs’ salary; however, she did not participate in any management incentive nor company benefit programs.

At the time of her appointment as Interim CEO, Ms. Houde was the Chair of the Compensation Committee, a position she resigned upon her interim appointment to the management team. Ms. Houde’s service as Interim CEO ended on February 6, 2017, with the conclusion of our external search and the appointment of David J. Colo as SunOpta’s new Chief Executive Officer. Ms. Houde continues to serve on the Board of Directors.

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Elements of SunOpta’s Compensation Program

To meet our compensation philosophy, we provide the following compensation components:

Type of
Compensation	Element	Purpose		Key Features
FIXED	Base Salary	■	Fixed pay	■	Amounts reflect individual responsibility, performance, experience, and other internal and external factors
				■	Reviewed annually by the Compensation Committee
VARIABLE	Short-Term Incentive Plan (STIP)	■	Cash incentive to reach or surpass annual goals	■	Specific metrics are determined annually by the Compensation Committee

				■	Ties pay to performance
	Long-Term Incentives (LTI) (Stock Options and Performance Share Units)	■	Multi-year incentives to reach or surpass longer-term goals	■	Stock options only provide value on the stock price growth over the option’s term (generally 10 years) and vest over 3 years

		■	Aligns with shareholder interests
				■	Performance share units (PSUs) only vest if 3-year performance criteria are met
		■	Promotes ownership mentality
				■	Equity vehicles and PSU metrics are reviewed annually by the Compensation Committee
OTHER	Benefits and	■	Elements and levels necessary to be competitive	■	Generally part of a broad-based set of employee benefit plans
Perquisites
				■	Very limited use of additional perquisites
	Post-	■	Continuity of leadership, bridge for individual in the event of involuntary termination	■	Double-trigger provisions for cash change- in-control (CIC) severance in all new agreements
Employment
Compensation
	(Severance and	■	Encourages assessment of potential transactions with focus on shareholder interests	■	Double-trigger equity vesting in all new agreements
Change-in-
	Control)			■	Non-compete and non-solicitation restrictions required in new agreements

In 2016, target compensation was delivered primarily through variable pay (STIP and LTI), as shown here:

*Reflects the target annual compensation program for the former CEO, Hendrik Jacobs.
**Reflects the average target annual compensation program of the other NEOs, excluding Katrina Houde.

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As these charts illustrate, our compensation design is intended to deliver the majority of our senior executives’ total target compensation in the form of pay-at-risk.

For 2016, the following individuals were SunOpta’s Named Executive Officers (“NEOs”):

Executive	Role
Katrina Houde	Interim CEO
Edward Haft	Senior Vice President, Healthy Fruit
Robert McKeracher	Vice President & Chief Financial Officer
John Ruelle	Chief Administrative Officer & Senior Vice President
Gerard Versteegh	Senior Vice President, Global Ingredients
Hendrik Jacobs	Former President and CEO

As noted above, Mr. Jacobs’ last day as CEO was November 11, 2016, at which point Ms. Houde assumed the Interim CEO role; she served in that capacity through February 6, 2017.

Base Salary

For fiscal year 2016, consistent with the compensation philosophy noted above, base salary levels for executive officers were set based on assessments of the Company’s performance, each individual’s performance, external market comparisons and other external and internal factors.

The following annualized salary rates were effective for our NEOs during 2016. In certain cases, the Compensation Committee approved base salary adjustments during the fiscal year, as shown below, to recognize individual performance and address competitive alignment considerations.

Executive	Beginning Base Salary	Ending Base Salary	Percent Change
Katrina Houde	NA	$650,000	NA
Edward Haft	$412,000	$420,240	2.0%
Robert McKeracher*	$298,146	$298,146	0%
John Ruelle	$371,565	$397,946	7.1%
Gerard Versteegh*	$305,335	$336,632	10.3%
Hendrik Jacobs	$650,000	$650,000	0%

*Robert McKeracher's pay is converted from CAD to USD using the one-year average exchange rate ending 12/31/2016 of 1.325 CAD to 1 USD. Gerard Versteegh's salary is converted from EUR to USD using the one-year average exchange rate ending 12/31/2016 of 0.904 EUR to 1 USD.

Short-Term Incentive Plan

The purpose of the Short-Term Incentive Plan (“STIP”) is to establish goal alignment across the organization and recognize individuals’ impact on organizational performance, focusing employees on desired behaviors which link to demonstrated results.

For 2016, the corporate targets we established for the annual incentive plan were:

Measure	Weight	Threshold	Target	Maximum
SunOpta EBITDA[1]	60%	$99.0m	$110.0m	$132.0m
CPG Margin $[2]	20%	$99.5m	$110.6m	$132.7m
Leverage[3]	20%	4.6x	4.2x	3.4x

1) EBITDA is defined as operating income plus depreciation and amortization and stock based compensation. Target represents the approved 2016 budget. For measurement purposes, costs related to one-time integration activities of 2015 acquisitions and costs associated with litigation were excluded from the budget and hence are not intended to be captured in measuring performance against this target.

2) Budgeted gross margin in the Consumer Products segment included Sunrise Growers, planned synergies, and the legacy CPG business (which includes Citrusource and Niagara Natural), for a total of $110.6 million. For purposes of measuring performance against this target, synergies captured inside SG&A will be considered. For measurement purposes, costs related to one-time integration activities of 2015 acquisitions and costs associated with litigation were excluded from the budget and hence are not intended to be captured in measuring performance against this target.

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3) Based on budgeted EBITDA of $110 million, and budgeted ending Total Debt balance of $464 million. Total Debt is defined as the sum of bank indebtedness, current portion of long-term debt, and long-term debt.

Performance Payout ‘Qualifier’

While these performance measures are assessed independently, SunOpta EBITDA must meet or exceed 85% of the target performance level in order for any payout under the Short-Term Incentive Plan metric to be earned and paid.

Each NEO had the following range of short-term incentive opportunity in 2016, depending on the corporate result achieved:

Executive	Threshold Payout (% of Base Salary)	Target Payout (% of Base Salary)	Maximum Payout (% of Base Salary)
Katrina Houde*	NA	NA	NA
Edward Haft	6%	60%	120%
Robert McKeracher	5%	50%	100%
John Ruelle	5%	50%	100%
Gerard Versteegh	4%	40%	80%
Hendrik Jacobs	10%	100%	200%

*As Interim CEO, Ms. Houde was not eligible for participation in the STIP.

In the event that performance is below threshold for any metric, there is no payout for that metric. If performance is above maximum in all categories, the payout is capped at the levels noted above. All payments are subject to the EBITDA performance qualifier being met. We consider this to be sound governance which mitigates excessive risk-taking.

In 2016, EBITDA performance was below 85% of target (‘the performance payout qualifier’); therefore, there were no payouts under the STIP.

Long-Term Incentives

In fiscal year 2016, we provided long-term incentives in the form of grants of stock options and performance stock units (“PSUs”). The targeted value for each executive was split evenly between stock options and PSUs, based on the 90-day average stock price as of May 17, 2016, as follows:

Executive	Target Total LTI (% of Salary)	2016 Stock Options – # of Options	2016-2018 PSUs – Target # of Units
Katrina Houde[1]	--	--	--
Edward Haft	60%	57,148	24,720
Robert McKeracher	50%	45,658	19,750
John Ruelle	50%	43,808	18,950
Gerard Versteegh	40%	26,791	11,589
Hendrik Jacobs[2]	150%	225,400	97,500

1)	As Interim CEO, Ms. Houde was not eligible for the 2016 LTI grants.
2)	Upon leaving SunOpta, Mr. Jacobs forfeited all PSUs. The stock options continue vesting through November 11, 2018, and are exercisable through May 11, 2019.

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Specific details and design attributes are summarized below:

The Compensation Committee selected these two vehicles because we believe that stock options create shareholder alignment, providing value only in the event of stock price increases, whereas PSUs are tied to achievement of capital productivity over a 3-year period (as measured by RONA). Further, RONA provides balance to the income statement measures (EBITDA and CPG Margin) utilized in the STIP. RONA is calculated by taking the sum of operating income plus items of other income and expense incurred in the normal course of business, and dividing it by the average net assets. Average Net Assets is defined as total assets, excluding cash and intercompany receivables, less total liabilities, excluding intercompany and external debt, calculated as an average of monthly closing balances.

There were grants of PSUs made in 2014 with a 3-year performance period that ended on December 31, 2016. Vesting of the 2014 PSUs was based on the Company’s 2016 RONA performance against the goal levels shown in the table below. As noted earlier, the financial performance conditions were not met; therefore, the 2014 PSUs did not vest.

Measure	Threshold	Target	Maximum
2016 RONA	13%	15%	17%

Special Retention Incentives Granted in Fiscal Year 2016

With the departure of our CEO in November 2016, the Compensation Committee desired to retain key leadership in place to drive performance improvements. Recognizing the uncertainty associated with the search for a new CEO, as well as the launch by Ms. Houde of an aggressive cost-reduction and revenue enhancement plan (the Value Creation Plan), the Compensation Committee and the Board considered the potential risk to the business which would be created by the possible departure of certain key executives during this period of transition. In November 2016, the Compensation Committee recommended, and the Board agreed to put in place, certain retention awards for selected individuals whose continued service throughout the transition period was thought to be essential. These awards are only payable to the recipients if they remain employed by the Company through the entire agreed-upon period (varies by individual, but in no case less than 13 months).

The two NEOs eligible to receive cash retention payments are:

Executive	Retention Payment	Approximate % of Base Salary
Robert McKeracher	$210,000	60%
John Ruelle	$199,000	50%

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Two other NEOs were granted stock options in lieu of cash retention incentives. These options vest in-full on the third anniversary of the grant date only if the executive remains employed by the Company through that date:

Executive	Grant Date	# of Stock Options
Edward Haft	11/8/2016	200,000
Gerard Versteegh	11/8/2016	200,000

Other Compensation

Our executive officers are eligible to receive the same types of benefits that we make available to other employees, including:

•	Group health benefits, which includes medical, dental, vision and prescription drug coverage, group life insurance and short-term and long-term disability plans; and
•	Retirement benefits in the form of a 401(k) plan for U.S. employees, a Registered Retirement Savings Plan match for Canadian employees and a defined benefit pension plan for certain European employees.

In addition, from time to time executive officers receive modest additional perquisites that are not generally available to other employees, most commonly automobile benefits. In recent years, we have substantially reduced the scope of these perquisites. For additional information regarding other compensation during 2016, see the “All Other Compensation” column in the Summary Compensation Table which follows.

We have entered into employment or other agreements with our NEOs, other than Katrina Houde, most of which provide for certain benefits upon a change of control of the Company or upon a termination of employment by the Company without cause. These arrangements are intended to meet both business and human resources needs, encouraging the executives to weigh potential transitions based on shareholder interests, rather than personal ones, and to provide a measure of security to executives in the event of an actual or potential change in corporate ownership/control. The potential benefits received by the NEOs in connection with a change-in-control or termination of employment under certain circumstances below under “Payments on Termination or Change of Control”.

Other Aspects of the Compensation Program

Stock Ownership Guidelines

We expect our senior executives to maintain substantial ownership of SunOpta stock:

Category	Ownership Guideline
CEO	5x base salary (effective February 2017)
Other NEOs	2x base salary
Other Senior Leadership Team Members	1x base salary
Independent Directors	5x annual cash retainer

We believe this creates important alignment with shareholders. Executive participants have five years to be in accordance with these guidelines. If, at the end of five years, the CEO or other NEOs and members of the Senior Leadership Team are not in compliance, 50% of all short-term incentive payouts are provided in equity rather than cash until the guideline is met.

Assessment of Risk

The Compensation Committee conducts an annual review of risk associated with the compensation programs. The 2016 review found the programs to be within acceptable parameters.

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Clawback Policy

If material non-compliance with any financial reporting requirement leads to an accounting restatement, the Company has authority, as part of the STIP, to recover from current and former executives any incentive-based pay which would not have been awarded based on the restated financials. This authority extends to the three years preceding the restatement.

Limitations on Deductions

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to our CEO and the three other most highly compensated executive officers (other than the Chief Financial Officer) to $1,000,000 per year, but contains an exception for certain performance-based compensation. For the fiscal year ended December 31, 2016, grants of stock options (but not PSUs) under our 2013 Stock Incentive Plans were intended to satisfy the requirements for deductible compensation for employees residing in the United States. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we may approve compensation that may not be deductible if we believe it is in the best interests of the Company and its shareholders. For 2016, we believe all compensation paid to our NEOs was deductible.

Decisions for 2017

In conjunction with the roll out of the Value Creation Plan, and taking into account the feedback received from shareholders during 2016, the Compensation Committee and management undertook a redesign of our incentive compensation programs for fiscal year 2017. This work had three main components:

1.	Revisions to SunOpta’s compensation peer group;
2.	Short-term incentive plan redesign; and
3.	New approach to long-term incentive compensation.

1.	Peer Group Revisions

To ensure that the Committee is referencing comparator organizations that align with SunOpta’s business situation and scale, the Committee made the following changes for 2017, with assistance from WTW. Each of the added peer companies is more closely aligned with SunOpta’s revenue to market capitalization profile, and have comparable operational models with manufacturing, marketing and distribution aspects in related industries.

2017 Peer Group – 15 Companies (Green text indicates new peer)*
■ AdvancePierre Foods ■ Calavo ■ Cal-Maine ■ Cott Corporation ■ Darling Ingredients	■ Farmer Bros ■ Flowers Foods ■ Inventure Foods ■ J&J Snack Foods ■ Lancaster Colony	■ Landec Corporation ■ John B. Sanfilippo & Son ■ Sanderson Farms ■ Seneca Foods ■ Synder’s-Lance

*Note that 8 companies were removed from the peer group for 2017: B&G Foods, Boston Beer, Coca Cola Bottling, Hain Celestial, Monster, Post, Tootsie Roll and Treehouse Foods.

The Committee believes that the resulting group aligns more closely with SunOpta’s business and is more reflective of the Company’s financial scale, in that SunOpta’s total revenue of $1.37 billion approximates the $1.35 billion median revenue of this new peer group.

2.	STIP Redesign

The Value Creation Plan was instituted to accelerate significant improvement in EBITDA, while maintaining the most rigorous expectations for quality and safety. The Board and management are committed to achieving these improvements, and have redesigned the 2017 STIP accordingly.

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For the executive team, the STIP will be based on consolidated EBITDA. The Committee believes that the use of EBITDA as the sole performance metric in the STIP will heighten management’s focus on implementing and delivering the operational improvements contemplated in the Value Creation Plan.

Additionally, the Committee recommended changes to the payout structure associated with the shortterm incentive plan in order to (1) stress the importance of executing upon the Value Creation Plan, and (2) effectively motivate the executive team to exceed the goals and milestones of the Plan. For this reason, in 2017, achievement of the budget will pay less than 100% of the target incentive. Executives will be eligible for a 50% payout of the annual incentive award if 97% of the budget EBITDA is achieved, and a 75% payout for full achievement of the budget EBITDA. A payout of 100% of the target annual incentive will require attainment of 103% of the budget EBITDA target. This structure aligns with the desire to maintain pay and performance alignment, while providing incentives for EBITDA stabilization as the Value Creation Plan gains traction.

Short-term incentive compensation outcomes under the EBITDA performance scale are also subject to an individual performance multiplier between 0% and 120%.

3.	Long-Term Incentive Approach

For 2017, the Compensation Committee and management are developing a new design for the long-term incentive plan. In part, the changes to this plan will place greater emphasis on improving stock price, as well as strengthening the long-term financial performance of the Company.

On February 6, 2017, the Company announced the hiring of David J. Colo as CEO. In connection with Mr. Colo’s hiring, the Board of Directors approved an inducement equity award to Mr. Colo, which included 50,000 restricted stock units (“Special RSUs”), 473,940 performance-based stock options (“Special Stock Options”) and 277,780 performance stock units (“Special PSUs”). The Special RSUs will vest in three equal annual installments beginning February 6, 2018. The vesting of the Special Stock Options and the Special PSUs will be subject to the satisfaction of stock price performance conditions during the three-year period ending February 6, 2020. One-third of the Special Stock Options and the Special PSUs will vest upon achieving a stock price of $11.00, one-third will vest upon achieving a stock price of $14.00, and one-third will vest upon achieving a stock price of $18.00, in each case for 20 consecutive trading days, subject to Mr. Colo's continued employment during the three-year performance period. On March 9, 2017, the Company granted Mr. Colo 50,000 restricted stock units that will vest in three equal annual installments beginning February 6, 2018. Under the terms of Mr. Colo’s employment agreement, the Company agreed to issue an additional 50,000 restricted stock units to Mr. Colo if he purchased an aggregate value of $1,000,000 of the Common Shares in the open market by the later of (i) March 17, 2017 or (ii) the date that is the 10th stock trading date after February 6, 2017 that Mr. Colo was eligible to purchase Common Shares under the Company’s insider trading policy. Mr. Colo satisfied this condition on March 8, 2017.

The Committee believes the performance-based awards described above provide significant alignment between the interests of the Company’s shareholders and Mr. Colo, as none of the awards will vest without significant stock price appreciation. Additionally, the Committee intends for these awards to represent a “front-loading” of long-term incentive compensation; i.e., the Committee does not expect to grant regular long-term incentive awards to Mr. Colo prior to the completion of the three-year performance period.

For other participants in the long term incentive plan, the Committee intends to grant a combination of PSUs, restricted stock, and stock options. The PSUs will be identical to those granted to Mr. Colo, i.e., they will carry the same vesting conditions based on stock price achievement, and require continuous employment of the recipient through the entire three-year performance period. The specific weight of each component will vary based on the level of the recipient. For senior officers, a greater proportion of long term incentive value will be delivered in the form of the stock-price-conditioned PSUs than will be the case for lower-level participants. As with Mr. Colo’s awards, the Committee intends for these awards to represent a front-loading of long-term incentive compensation for the ensuing three years, and does not expect to grant additional long-term incentive awards to these recipients until the completion of the three-year performance period.

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Compensation of Named Executive Officers

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen- sation ($)(3)	All Other Compen- sation ($)(4)	Total ($)
Katrina Houde(5)(6) Interim Chief Executive Officer	2016	89,041	58,860	15,114	-	70,251	233,266
Robert McKeracher(6) Vice President and Chief Financial Officer	2016 2015 2014	298,146 296,588 323,890	64,583 120,971 127,882	62,021 121,094 127,123	- - 121,511	24,999 26,635 31,061	449,749 565,288 731,467
Edward Haft Senior Vice President, Healthy Fruit	2016	416,244	80,834	645,629	-	54,005	1,196,712
John Ruelle Chief Administrative Officer and Senior Vice President	2016 2015 2014	384,756 368,221 355,360	61,967 133,629 126,989	59,508 133,767 126,240	- - 133,279	13,538 15,186 16,380	519,769 650,803 758,248
Gerard Versteegh(7) Senior Vice President, Global Ingredients	2016 2015 2014	314,304 306,025 351,984	37,896 86,129 72,230	604,393 86,222 71,801	- - 144,488	- - -	956,593 478,376 640,503
Hendrik Jacobs(6)(8) Former President and Chief Executive Officer	2016 2015 2014	560,959 492,914 487,784	318,825 438,793 209,807	306,181 321,869 208,576	- - 184,030	1,552,330 137,221 47,817	2,738,295 1,390,797 1,138,014

(1)

Consists of the grant-date fair value of RSUs granted to Ms. Houde for her service as a non-employee director and PSUs granted to our other NEOs under the Existing 2013 Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 14, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of PSUs. The amounts reflect the value of the PSUs at the probable outcome of Company performance at the grant date, which was the target level. The grant-date fair values of 2016 PSU awards at the maximum level of payout are as follow: Mr. McKeracher - $129,165; Mr. Haft - $161,669; Mr. Ruelle - $123,933; Mr. Versteegh - $75,792; and Mr. Jacobs - $637,650. For additional information on our long-term equity incentive awards, see “–Compensation Discussion and Analysis–Long Term Incentives.”

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

(2)

Consists of the aggregate grant-date fair value of stock options granted to Ms. Houde for her service as a non-employee director and to our other NEOs under the Existing 2013 Plan, calculated in accordance with FASB ASC Topic 718. For Mr. Haft and Mr. Versteegh, these amounts include special retention awards granted in November 2016. Please see Note 14, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of options. For additional information on our long-term equity incentive awards, see “–Compensation Discussion and Analysis–Long Term Incentives.”

(3)

Consists of payments awarded to our NEOs under our STIP. These amounts were earned in the years indicated and paid in the following April. For additional information on our STIP, see “–Compensation Discussion and Analysis–Short Term Incentive Plan.”

(4)

For Ms. Houde, represents non-employee director and travel fees received through November 11, 2016 when appointed Interim CEO. For other NEOs, represents retirement savings contributions, automobile benefits, life and long-term disability insurance and club memberships. The amount for Mr. Jacobs includes $1,519,442 in severance payments and, $10,000 in vacation payout. See All Other Compensation table below.

(5)	Ms. Houde was appointed Interim CEO on November 11, 2016.

(6)

Mr. McKeracher and Mr. Jacobs are paid in Canadian dollars. Their compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2016, 2015 and 2014, these rates were 0.7548, 0.7820 and 0.9054 Canadian dollars for each U.S. dollar, respectively. Likewise, Ms. Houde’s compensation after her appointment to Interim CEO has been converted to U.S. dollars. See “Non-Employee Director Compensation Table” for details of her compensation prior to her appointment as Interim CEO.

(7)

Mr. Versteegh is paid in euros. His compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year. For 2016, 2015 and 2014, these rates were 1.1066, 1.1091 and 1.3283 euros for each U.S. dollar, respectively.

(8)

Mr. Jacobs served as President and CEO until November 11, 2016. Under the terms of his Separation Agreement, the Company will pay Mr. Jacobs a monthly amount of $42,207, less applicable withholding, for a period of thirty-six months. The payments reflect the equivalent of twenty-four months of Mr. Jacob’s salary, bonus and certain benefits paid out over a thirty-six month period.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

The following table details the various components included in the “All Other Compensation” column for 2016.

All Other Compensation

Name	Retirement Plan/401(k) Contribu- tions ($)	Auto ($)	Life and Long-Term Disability Insurance ($)	Member- ships ($)	Other ($)(1)	Total ($)
Katrina Houde	-	-	-	-	70,251	70,251
Robert McKeracher	9,575	13,374	2,050	-	-	24,999
Edward Haft	10,600	37,197	516	-	5,692	54,005
John Ruelle	11,326	461	1,003	-	748	13,538
Gerard Versteegh	-	-	-	-	-	-
Hendrik Jacobs	9,024	10,145	2,050	1,669	1,529,442	1,552,330

(1)

For Ms. Houde, represents fees for service as a non-employee director until appointed Interim CEO on November 11, 2016. For Mr. Haft, represents a one-time dependent care withholding correction. For Mr. Ruelle, represents wellness rewards. For Mr. Jacobs, represents severance payments of $1,519,442 and a vacation payout of $10,000.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

The following table summarizes grants of long-term equity incentive awards to our NEOs in fiscal 2016, and the estimated possible payouts under our short-term incentive plan for fiscal 2016.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Under- lying Options (#)(4)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Katrina Houde(6)	05/24/2016 11/08/2016	- -	- -	- -	- -	- -	- -	18,000 -	- 5,322	- 6.65	58,860 15,114
Robert McKeracher	N/A 05/24/2016 05/24/2016	14,907 - -	149,073 - -	298,146 - -	- 9,875 -	- 19,750 -	- 39,500 -	- - -	- - 45,658	- - 3.27	- 64,583 62,021
Edward Haft	N/A 05/24/2016 05/24/2016 11/08/2016	25,214 - - -	252,144 - - -	504,288 - - -	- 12,360 - -	- 24,720 - -	- 49,440 - -	- - - -	- - 57,148 200,000	- - 3.27 6.65	- 80,834 77,629 568,000
John Ruelle	N/A 05/24/2016 05/24/2016	19,424 - -	194,236 - -	388,471 - -	- 9,475 -	- 18,950 -	- 37,900 -	- - -	- - 43,808	- - 3.27	- 61,967 59,508
Gerard Versteegh	N/A 05/24/2016 05/24/2016 11/08/2016	12,572 - - -	125,722 - - -	251,443 - - -	- 5,794 - -	- 11,589 - -	- 23,178 - -	- - - -	- - 26,791 200,000	- - 3.27 6.65	- 37,896 36,393 568,000
Hendrik Jacobs	N/A 05/24/2016 05/24/2016	65,000 - -	650,000 - -	1,300,000 - -	- 48,750 -	- 97,500 -	- 195,000 -	- - -	- - 225,400	- - 3.27	- 318,825 306,181

(1)

Reflects each NEO’s possible payouts under our STIP for fiscal 2016. Amounts shown indicate each NEO’s potential bonus assuming successful completion of the NEO’s performance objectives. For additional information on our short-term incentive plan, see “–Compensation Discussion and Analysis–Short Term Incentive Plan.” No amounts were paid for 2016 because the performance criteria were not satisfied.

(2)

Reflects the potential number of PSU awards that may vest and convert into Common Shares if the predetermined performance measure meets or exceeds established thresholds for the year ending December 29, 2018. If the predetermined performance measure is below the established minimum threshold, no PSUs will vest. Mr. Jacobs’ PSUs were forfeited upon his termination of employment. For additional information on our long-term equity incentive awards, see “–Compensation Discussion and Analysis–Long Term Incentives.”

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

(3)	Ms. Houde was granted RSUs for her service as a non-employee director prior to being appointed Interim CEO. RSUs vest as to one-third annually beginning on the first anniversary of the grant date.

(4)

Represents grants of stock options to purchase Common Shares. For Ms. Houde, stock options were granted for her service as a non-employee director prior to being appointed Interim CEO and vest in full on the first anniversary of the grant date. For Messrs. Haft and Versteegh, stock options granted on November 8, 2016 cliff vest on the third anniversary of the grant date. Stock options granted to NEOs on May 24, 2016 vest one-third annually beginning on the first anniversary of the grant date. All stock options expire on the tenth anniversary of the grant date.

(5)

Consists of the aggregate grant-date fair value of equity incentive awards granted to our NEOs under the Existing 2013 Plan, calculated in accordance with FASB ASC Topic 718. Please see Note 14, “Stock- Based Compensation,” to SunOpta Inc.’s consolidated financial statements included in our Annual Report on Form 10-K for a detailed description of the assumptions used to calculate the fair value of stock-based awards. The amounts reflect the value of the PSUs at the probable outcome of Company performance as of the grant date.

(6)	Ms. Houde did not participate in the executive incentive plans during her tenure as Interim CEO.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

The following table summarizes the outstanding equity award holdings of our NEOs as of December 31, 2016. This table incudes unexercised and unvested option awards and unvested PSUs and RSUs.

Outstanding Equity Awards at Fiscal Year End

Name	Option Awards					Stock Awards
	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Katrina Houde	05/11/2011 05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/24/2016 11/08/2016	15,000 16,000 12,000 - - - -	- 4,000 8,000 - - - 5,322	7.35 5.73 7.36 - - - 6.65	05/11/2017 05/08/2022 05/07/2023 - - - 11/08/2026	- - - 2,609 5,953 18,000 -	- - - 18,393 41,969 126,900 -
Robert McKeracher	05/11/2011 11/08/2011 05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/12/2015 05/24/2016 05/24/2016	10,000 50,000 56,000 36,000 7,544 4,424 - - -	- - 14,000 24,000 11,317 17,696 - 45,658 -	7.35 5.05 5.73 7.36 11.30 10.08 - 3.27 -	05/11/2017 11/08/2017 05/08/2022 05/07/2023 05/13/2024 05/12/2025 - 05/24/2026 -	- - - - - - 12,013 - 19,750	- - - - - - 84,692 - 139,238

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Name	Option Awards					Stock Awards
	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Edward Haft	10/09/2015 05/24/2016 05/24/2016 11/08/2016	20,000 - - -	80,000 57,148 - 200,000	5.26 3.27 - 6.65	10/09/2025 05/24/2026 - 11/08/2026	- - 24,720 -	- - 174,276 -
John Ruelle	05/11/2011 11/08/2011 05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/12/2015 05/24/2016 05/24/2016	2,000 50,000 56,000 12,000 7,492 4,887 - - -	- - 14,000 24,000 11,238 19,548 - 43,808 -	7.35 5.05 5.73 7.36 11.30 10.08 - 3.27 -	05/11/2017 11/08/2017 05/08/2022 05/07/2023 05/13/2024 05/12/2025 - 05/24/2026 -	- - - - - - 13,270 - 18,950	- - - - - - 93,554 - 133,598
Gerard Versteegh	05/11/2011 03/05/2012 05/08/2012 05/07/2013 05/13/2014 05/12/2015 05/12/2015 05/24/2016 05/24/2016 11/08/2016	22,500 28,000 28,000 21,000 4,261 3,150 - - - -	- 7,000 7,000 14,000 6,392 12,600 - 26,791 - 200,000	7.35 5.15 5.73 7.36 11.30 10.08 - 3.27 - 6.65	05/11/2017 03/05/2018 05/08/2022 05/07/2023 05/13/2024 05/12/2025 - 05/24/2026 - 11/08/2026	- - - - - - 8,553 - 11,589 -	- - - - - - 60,299 - 81,702 -
Hendrik Jacobs(3)	08/09/2012 05/07/2013 05/13/2014 05/12/2015 07/06/2015 05/24/2016	150,000 54,000 12,378 7,383 4,600 -	50,000 36,000 18,568 29,533 18,400 225,400	5.14 7.36 11.30 10.08 10.52 3.27	5/11/2019 5/11/2019 5/11/2019 5/11/2019 5/11/2019 5/11/2019	- - - - - -	- - - - - -

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

(1)	Option awards granted before 2016 vest at a rate of 20% per year over five years. Option awards granted in 2016 vest as to one-third per year over three years.

(2)

For Ms. Houde, represents RSUs granted in 2014, 2015, and 2016 for her service as a non-employee director of the Company. These RSUs vest as to one-third per year over three years. For other NEOs, represents PSUs granted in 2015 and 2016. The number of PSUs shown is based on the number of shares that would be issued at the end of the performance period at the target level of performance subject to continued employment. The 2015 and 2016 PSUs vest at the end of a three-year performance period ending on December 30, 2017 and December 29, 2018, respectively, based on the Company’s performance against the performance goal. For the 2016 PSUs, see prior table for the maximum number of shares that could become vested. The market value of the RSUs and PSUs is based on the closing market price of the Common Shares on the last trading day of fiscal 2016 of $7.05.

(3)

As of his employment separation date, Mr. Jacobs held 228,361 vested stock options and 377,901 unvested stock options that will continue to vest for a period of 24 months ending on November 11, 2018. On November 11, 2018, all unvested stock options will be cancelled, and all vested stock options can be exercised by Mr. Jacobs until the earlier of (i) the expiry date of the option and (ii) May 11, 2019 (the last day of the six-month period commencing from November 11, 2018). In addition, as of the separation date, PSUs granted to Mr. Jacobs in 2014, 2015, and 2016 were immediately forfeited and cancelled. In the event of a change in control on or prior to November 11, 2018, all of Mr. Jacobs’ unvested stock options will immediately vest. No stock options or PSUs were granted to Mr. Jacobs after the separation date.

Option Exercises and Stock Vested During Fiscal 2016

The following table details certain information concerning stock options exercised by the NEOs and stock awards that vested during the fiscal year ended December 31, 2016.

Option Exercises and Stock Vested

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Katrina Houde	15,000	13,950	5,584	24,879
Robert McKeracher	8,000	6,800	-	-
Gerard Versteegh	23,500	21,620	-	-

(1)	Value realized is calculated as the difference between the total fair market value of the shares on the date of exercise, less the total exercise price paid for the shares.

(2)

Reflects 2,608 RSUs from the May 13, 2014 grant and 2,976 RSUs from the May 12, 2015 grant that vested and were converted into shares on May 13, 2016 and May 12, 2016, respectively. These grants were related to Ms. Houde’s service as a non-employee director of the Company.

(3)	Value realized is based on the market value of the underlying shares on the vesting date.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Potential Payments on Termination or Change of Control

The Company’s Existing 2013 Plan and Amended 2013 Plan provide that, in the event of a merger, consolidation or plan of exchange involving the Company pursuant to which outstanding shares are converted into cash or other stock, securities or property, or a sale, lease or exchange or other transfer of all or substantially all of the assets of the Company, the Company’s Board of Directors may, in its sole discretion, provide that outstanding awards under the plan shall be treated in accordance with any of the following alternatives: (i) the outstanding award may be converted into a similar award based on the stock of the surviving or acquiring company, taking into account the relative values of the companies involved in the transaction; (ii) the outstanding award may be cancelled by the Company and the holder would receive cash in an amount equal to the value of the award, as determined by the Company’s Board of Directors; or (iii) the outstanding award may become fully exercisable and the Company’s Board of Directors would provide an arrangement pursuant to which the holder would have a reasonable opportunity to exercise any award or otherwise realize the value of the award. In the absence of express provisions in an NEO’s employment or other agreement the vesting of options granted on or after May 28, 2013 does not automatically accelerate upon a change of control or a subsequent termination of employment.

The Company’s 2002 Stock Option Plan, as amended and restated in May 2011, provides for immediate vesting of all unvested stock options in the event of a change of control. A “change of control” is defined as: (i) the acquisition by a person or group of beneficial ownership of 50% or more of the outstanding voting securities of the Company; (ii) a merger or similar transaction between the Company and another entity whereby voting security holders of the Company immediately prior to such event receive less than 50% of the outstanding voting securities of the entity surviving the event; (iii) the liquidation, dissolution or winding up of the Company; or (iv) the sale or other disposition of all or substantially all of the Company’s assets. Outstanding options held by the NEOs that were granted prior to May 28, 2013 are governed by the 2002 Stock Option Plan, and the vesting of these options would accelerate upon a change of control.

Under the PSUs, in the event of the sale of all or substantially all of the assets of the Company or certain mergers involving the Company before the vesting date of the PSUs, an NEO would be entitled to receive a payout of shares no later than 30 days following the transaction. The number of shares issued in such event would be the amount determined by the payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the transaction (with the performance measures adjusted for the shorter performance period).

With the exception of Ms. Houde, former Interim CEO, we have entered into employment or other agreements with our NEOs, which provide for certain benefits upon a change of control of the Company or upon a termination of employment by the Company without cause. Although some agreements with NEOs entered into prior to August 2016 provide for accelerated vesting of equity awards upon a “change of control” (so-called “single-trigger” provisions), employment agreements entered into with NEOs and other executive officers of the Company after August 2016 generally provide for accelerated vesting of awards only if the executive’s employment is terminated within a specified period before or following a change of control (so-called “double-trigger” provisions). The definition of “change of control” varies among the agreements and generally includes (i) the acquisition of stock representing a majority of the voting power of the Company’s stock; (ii) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; (iii) any consolidation, merger or plan of exchange involving the Company as a result of which the holders of outstanding stock of the Company immediately prior to the transaction do not continue to hold at least 50% of the combined voting power of the outstanding voting securities of the surviving corporation or a parent corporation of the surviving corporation immediately after the transaction; and (iv) the sale of all or substantially all of the assets of the Company. The definition of “cause” varies among the agreements.

The benefits to be received by the NEOs under the terms of their applicable employment or other agreements in connection with a change of control or upon termination of employment under certain circumstances are summarized as follows:

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Robert McKeracher

Change of Control: Upon a change of control, all of Mr. McKeracher’s unvested options will immediately vest. If material changes are proposed to Mr. McKeracher’s position, he will have the option of terminating his employment and receiving a lump sum severance payment equal to 12 months (plus an additional one month per year of service from October 2011 up to a maximum of 18 months) of his base salary and a bonus payment as described below and continuation of his auto allowance and certain medical, dental and insurance benefits for between 12 and 18 months, depending on his length of service. For purposes of calculating the lump sum severance payment, the bonus payment will be based on the higher of (i) the average of his bonus for the year in which termination occurs, on a prorated basis based on year to date results (assuming a minimum of six months have elapsed during the year in which employment termination occurs) and his bonus for the preceding year; or (ii) the average of his bonus payouts for the previous two years of employment.

Termination by the Company without Cause: Upon a termination of Mr. McKeracher’s employment without cause, he would receive similar benefits as described above relating to a change of control, except that the vesting of unvested options would not be accelerated. Under a retention agreement, if Mr. McKeracher is terminated without cause prior to the earlier of (i) completion of the Company’s financial statements for the 2017 fiscal year and (ii) March 28, 2018, he would receive a prorated portion of 60% of his base salary at that time, with the amount based on the portion of the period from November 8, 2016 to December 31, 2017 that he was employed.

John Ruelle

Change of Control: Upon a change of control, all of Mr. Ruelle’s unvested options will immediately vest. In addition, if material changes are proposed to Mr. Ruelle’s position, he will have the option of terminating his employment and receiving a lump sum severance payment equal to 12 months (plus an additional one month per year of service from October 2011 up to a maximum of 18 months) of his base salary and a bonus payment as described below and continuation of his auto allowance and certain medical, dental and insurance benefits for between 12 and 18 months, depending on his length of service. For purposes of calculating the lump sum severance payment, the bonus payment will be based on the higher of (i) the average of his bonus for the year in which termination occurs, on a prorated basis based on year to date results (assuming a minimum of six months have elapsed during the year in which employment termination occurs) and his bonus for the preceding year or (ii) the average of his bonus payouts for the previous two years of employment.

Termination by the Company without Cause: Upon a termination of Mr. Ruelle’s employment without cause, he would receive similar severance benefits as described above under a change of control, except that the vesting of unvested options would not be accelerated. Under a retention bonus agreement, if Mr. Ruelle is terminated without cause prior to December 31, 2017 he would receive a prorated portion of 50% of his base salary at that time, with the amount based on the portion of the period from November 10, 2016 to December 31, 2017 that he was employed.

Gerard Versteegh

Termination without Cause: Upon a termination of Mr. Versteegh’s employment without cause, he will receive the higher of severance benefits equivalent to 12 months base salary, including holiday allowance and bonus (based on the average amount of the previous two years), or severance benefits calculated as per the formula provided by the Dutch Cantonal Court formula. The Dutch Cantonal Court formula fixes the redundancy payment for severance at a number of months’ salary. Years of service, age, base salary, and reasonable compensation for the termination circumstance.

Termination of employment following a Change in Control: If, at any time during a period of 12 months following a change of control, the Company terminates Mr. Versteegh’s employment without cause, or the Company causes good reason (as defined in the agreement) Versteegh shall be entitled to the same benefits as in the event of termination without cause and all unvested stock options held at that time shall immediately become vested in full.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Ed Haft

Termination of employment following a Change in Control: If a change of control occurs and within the 12 months following the change of control the Company terminates Mr. Haft without cause, or Mr. Haft terminates his employment by the Company for good reason (as defined in the agreement), all unvested stock options shall immediately vest and Mr. Haft would be entitled to (i) an amount equal to his annual base salary, payable in substantially equal installments on Company’s regular payroll schedule over a 12-month period following the termination date; (ii) an amount equal to the annual bonus for the fiscal year prior to the year in which the termination date occurs, which would have been payable had he remained employed by Company through the annual bonus payment date for such prior fiscal year, if such amount has not yet been paid; and (iii) an amount equal to a pro-rata portion of the annual bonus for the fiscal year in which the termination date occurs, which would have been payable had he remained employed by Company through the annual bonus payment date. The pro-rata amount would be calculated based on Company’s actual performance during the applicable fiscal year, multiplied by a fraction, the numerator of which is the number of days during the fiscal year he was employed and the denominator of which is 365.

Termination Without Cause or Resignation With Good Reason: Upon termination of employment by Company without cause (and not due to death or disability), or upon resignation for good reason, Mr. Haft shall be entitled to receive similar severance benefits as described above for termination following a change of control, except that the vesting of unvested options would not be accelerated.

Hendrik Jacobs

Mr. Jacobs served as President and CEO until November 11, 2016. Under the terms of his Separation Agreement, the Company will pay Mr. Jacobs a monthly amount of $42,206.72, less applicable withholding, for a period of thirty-six months. The payments reflect the equivalent of twenty-four months of Mr. Jacob’s salary, bonus and certain benefits paid out over a thirty-six month period. Mr. Jacobs is entitled to a continuation of medical, prescription and dental care benefits for a 24-month period commencing from the date of termination and ending on November 11, 2018. Stock options for 272,613 shares will continue to vest for a period of 24 months ending on November 11, 2018. In the event of a change in control on or prior to November 11, 2018, options for these shares, plus options for an additional 105,288 shares would immediately vest.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Estimated Potential Payments upon Termination of Employment

The following table sets forth the estimated benefits that would have been payable to the NEOs if a change in control had occurred and each NEO’s employment was terminated on December 31, 2016 under circumstances specified in the applicable agreements:

Potential Payments Upon Termination - Change In Control
Name	Annual Amount for Severance Calculation
	Total Base Salary ($)	Bonus ($)(1)	Contin- uation of Benefits ($)(2)	Sub Total ($)	Term of Lump Sum Payment (Years)	Lump Sum Severance Payment ($)	Pro-rata Vesting of Cash Retention ($)(3)	Accelerated Vesting of RSUs ($)(4)	Accelerated Vesting of Stock Options ($)(5)	Accelerated Vesting of PSUs ($)(6)	Total ($)
Robert McKeracher(7)	$298,146	$0	$18,189	$316,335	1.42	$448,141	$22,127	–	$191,067	$223,929	$885,264
Edward Haft	$420,240	$0	$0	$420,240	1.00	$420,240	$0	–	$439,219	$174,276	$1,033,735
John Ruelle	$397,946	$0	$14,084	$412,030	1.42	$583,709	$19,755	–	$184,074	$227,151	$1,014,689
Gerard Versteegh(8)	$336,632	$0	$0	$336,632	1.00	$336,632	$0	–	$203,810	$142,001	$682,443
Katrina Houde	–	–	–	–	–	–	–	$187,262	$5,280	$0	$192,542
Hendrik Jacobs(9)	$650,000	$92,015	$17,706	$759,721	2.00	$1,519,442	$0	–	$947,512	$0	$2,466,954

(1)	Represents bonus payments as calculated pursuant to the applicable agreements.

(2)

Represents auto allowance, medical, dental, accidental death, disability and life insurance benefits and other benefits through the severance period, all to the extent provided in the applicable agreements.

(3)	Represents the pro-rata portion of the cash retention awards that would have accelerated as of December 31, 2016.

(4)

For Ms. Houde, this amount represents the value of unvested restricted stock units as part of her director compensation and is based on the closing price of the Common Shares on December 30, 2016, the last trading day of the fiscal year, of $7.05. The vesting of the awards would accelerate upon a change of control even if no termination of employment occurred.

(5)

These amounts are with respect to all unvested stock options for Messrs. McKeracher, Haft, Ruelle, and Versteegh, and Ms. Houde’s options granted before 2016, and represent the difference between the exercise price of the stock options and the closing price of the Common Shares on December 30, 2016, the last trading day of the fiscal year, of $7.05. The vesting of these stock options would accelerate upon a change of control even if no termination of employment occurred, for Mr. Ruelle and Mr. McKeracher with respect to all of their options, and for Mr. Haft, Ms. Houde and Mr. Versteegh with respect to their options granted before 2014. This footnote does not apply to Mr. Jacobs, as a description of his stock option payments is provided in footnote 9.

(6)

Under the PSUs, in the event of the sale of all or substantially all of the assets of the Company or certain mergers involving the Company before the vesting date of the PSUs, an NEO would be entitled to receive a payout of shares. The number of shares issued in such event would be the amount determined by the payout factor calculated as if the performance period ended on the last day of the Company’s most recently completed fiscal quarter prior to the date of the transaction (with the performance measures adjusted by the Board for the shorter performance period). For the purposes of this table, these amounts are estimated based on the target number of granted, multiplied by the closing price of the Common Shares on December 30, 2016 of $7.05.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

(7)	Calculated based on the average annual exchange rate for the year of Cdn $1.00 = $0.7548.

(8)	Calculated based on the average annual exchange rate for the year of €1.00 = $1.1066.

(9)

Represents amounts paid or to be paid to Mr. Jacobs in connection with his termination of employment, which occurred on November 11, 2016. Pursuant to the terms of his severance agreement, options for 272,613 shares will continue to vest over a period of 24 months ending on November 11, 2018. In the event of a change of control prior to November 11, 2018, all of these options will vest, including an additional 105,288 shares. Based on a change of control on December 31, 2016, the amounts in the table for stock options represents the difference between the exercise price of the total amount of stock options and the closing price on that date, of $7.05.

The following table sets forth the estimated benefits that would have been payable to the NEOs if each officer’s employment was terminated by the Company without cause on December 31, 2016 in the absence of a change in control:

Potential Payments Upon Termination – Termination Without Cause
Name	Annual Amount for Severance Calculation				Term of Lump Sum Payment (Years)	Lump Sum Severance Payment ($)	Pro-rata Vesting of Cash Retention ($)(3)	Accelerated Vesting of RSUs ($)(4)	Accelerated Vesting of Accelerated Stock Options ($)	Vesting of PSUs ($)	Total ($)
	Total Base Salary ($)	Bonus ($)(1)	Contin- uation of Benefits ($)(2)	Sub Total ($)
Robert McKeracher(5)	$298,146	$0	$18,189	$316,335	1.42	$448,141	$22,127	$0	$0	$0	$470,268
Edward Haft	$420,240	$0	$0	$420,240	1.00	$420,240	$0	$0	$0	$0	$420,240
John Ruelle	$397,946	$0	$14,084	$412,030	1.42	$583,709	$19,755	$0	$0	$0	$603,464
Gerard Versteegh(6)	$336,632	$0	$0	$336,632	1.00	$336,632	$0	$0	$0	$0	$336,632
Katrina Houde	–	–	–	–	–	–	–	$187,262	$0	$0	$187,262
Hendrik Jacobs(7)	$650,000	$92,015	$17,706	$759,721	2.00	$1,519,442	$0	$0	$593,416	$0	$2,112,858

(1)	Represents bonus payments as calculated pursuant to the applicable agreements.

(2)

Represents auto allowance, medical, dental, accidental death, disability and life insurance benefits and other benefits through the severance period, all to the extent provided in the applicable agreements.

(3)	Represents the pro-rata portion of the cash retention awards that would have accelerated as of December 31, 2016.

(4)

For Ms. Houde, this amount represents the value of unvested restricted stock units as part of her director compensation and is based on the closing price of the Common Shares on December 30, 2016, the last trading day of the fiscal year, of $7.05.

(5)	Calculated based on the average annual exchange rate for the year of Cdn $1.00 = $0.7548.

(6)	Calculated based on the average annual exchange rate for the year of €1.00 = $1.1066.

(7)

Represents amounts paid or to be paid to Mr. Jacobs in connection with his termination of employment, which occurred on November 11, 2016. Pursuant to the terms of his severance agreement, options for 272,613 shares will continue to vest over a period of 24 months ending on November 11, 2018. The amount in the table for stock options represents the difference between the exercise price of the stock options and the closing price of the Common Shares on November 11, 2016, of $6.70.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

PROPOSAL FOUR – APPROVAL OF AMENDED 2013 STOCK INCENTIVE PLAN

Overview

The Company’s 2013 Stock Incentive Plan was originally approved by shareholders in May 2013, and an amended plan increasing the number of Common Shares reserved for issuance pursuant to the plan from 1,750,000 to 3,000,000 was approved by shareholders in May 2016 (the “Existing 2013 Plan”). As of March 27, 2017 there were 3,982,652 shares subject to outstanding awards under the Existing 2013 Plan and only 2,201,926 shares available for future grants. The Board of Directors reviewed the Existing 2013 Plan and determined that the current number of available Common Shares under the Existing 2013 Plan is insufficient to meet the Company’s objectives with respect to its ability to attract and retain talented individuals on a going-forward basis. The Board of Directors also determined to make other changes to the Existing 2013 Plan to, among other things, better align management and employee incentives with the interests of the Company. As a result, on March 31, 2017 the Board of Directors adopted, subject to shareholder and Toronto Stock Exchange approvals, the Amended 2013 Stock Incentive Plan in the form attached as set forth in Exhibit A (the “Amended 2013 Plan”) to increase the maximum number of Common Shares that can be issued under the Amended 2013 Plan by 3,800,000 Common Shares so that the total number of Common Shares reserved for purposes of the Amended 2013 Plan is 6,800,000 and to make other changes to the Existing 2013 Plan as described below. The Board of Directors believes that increasing the number of Common Shares available for equity incentives is necessary to allow the Company to continue to utilize equity-based compensation awards to retain and attract the services of key individuals essential to the Company’s growth and success. The Board of Directors also believes equity incentives enable participants to share in the Company’s future success.

We are asking our shareholders to approve the Amended 2013 Plan which would result in the following principal changes to the Existing 2013 Plan, all as set forth in the Amended 2013 Plan and described in more detail below:

•

The number of Common Shares reserved for purposes of the 2013 Amended Plan is increased by 3,800,000 shares, for a total number of Common Shares reserved for the Amended 2013 Plan of 6,800,000 Common Shares plus any shares available for grant under the Company’s 2002 Stock Option Plan (the “Prior Plan”);

•	The maximum number of Full Value Awards (as defined below) is increased from 750,000 Common Shares to 4,550,000 Common Shares;
•	The Amended 2013 Plan prohibits the payment of dividends on shares subject to awards before the shares have vested;
•

For awards granted under the Amended 2013 Plan after March 1, 2017, the Amended 2013 Plan requires a minimum service period of one year from the grant date, subject to limited exceptions, including that this prohibition does not apply to 5% of the sum of the number of shares available under the Amended 2013 Plan following the Meeting plus the number of additional shares that thereafter become available;

•

For awards granted under the Amended 2013 Plan after March 1, 2017, the Amended 2013 Plan restricts the granting of awards with “single-trigger” vesting of awards in connection with a change in control of the Company;

•

Upon the issuance of shares under a stock award or a performance-based award after March 1, 2017, the number of shares reserved for issuance under the Amended 2013 Plan shall be reduced by the number of shares issued plus any shares withheld to satisfy tax withholding obligations;

•

The maximum number of shares that can be subject to options or stock appreciation rights granted under the Amended 2013 Plan to any employee in any fiscal year is increased from 750,000 Common Shares to 1,500,000 Common Shares;

•

The maximum number of shares that can be issued under any performance-based awards granted under the 2013 Amended Plan to any recipient in any fiscal year is increased from 275,000 Common Shares to 500,000 Common Shares, and the maximum dollar amount that can be paid under any performance-based awards granted under the Amended 2013 Plan to any recipient in any fiscal year is increased from $3,000,000 to $5,000,000; and

•

The Amended 2013 Plan provides that the total compensation paid or granted by the Company in any form (including cash and awards under the Amended 2013 Plan) to any non-employee director for service as a director for any fiscal year shall not exceed $500,000, with awards under the Amended 2013 Plan valued at the time of grant based on the grant date fair value as determined by the Company for financial reporting purposes.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Shareholder approval of this proposal will also constitute approval of the per-employee limits on grants of options, stock appreciation rights and performance-based awards set forth in the Amended 2013 Plan and re-approval of the list of objective business measures set forth in the Amended 2013 Plan upon which performance-based awards may be based. This re-approval is required every five years for continued compliance with regulations under Section 162(m) of the Internal Revenue Code. See “U.S. Tax Consequences.”

The complete text of the Amended 2013 Plan is attached to this Proxy Statement as Exhibit A, marked to show changes from the Existing 2013 Plan. The descriptions of the Amended 2013 Plan and the amendments are qualified in their entirety by reference to the full text of the Amended 2013 Plan.

Description of the Amended 2013 Plan

Eligibility. All employees, officers and directors of the Company and its subsidiaries are eligible for selection for participation in the Amended 2013 Plan.

Administration. The Amended 2013 Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee may promulgate rules and regulations for the operation of the Amended 2013 Plan and related agreements and generally supervises the administration of the Amended 2013 Plan. The Committee determines the individuals to whom awards are made under the Amended 2013 Plan, the type of awards, the amount of the awards and the other terms and conditions of the awards. The Committee may also accelerate any exercise date, waive or modify any restriction with respect to an award or extend any exercise period, subject to the terms of the Amended 2013 Plan.

Types of Awards. The Amended 2013 Plan permits the Committee to grant a variety of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based awards.

Shares Reserved for the Amended 2013 Plan. A total of 6,800,000 Common Shares, plus any Common Shares available for grant under the Prior Plan and any additional Common Shares that become available for re-grant under the Prior Plan due to the cancelation or expiration of stock options, are reserved for issuance under the Amended 2013 Plan. Only 4,550,000 Common Shares may be awarded as Full Value Awards. “Full Value Awards” are stock awards for which the recipient pays no cash consideration or cash consideration of less than the fair market value of the underlying shares as of the grant date (as determined in accordance with the Amended 2013 Plan), except that shares issued in lieu of cash compensation otherwise payable to a participant are not Full Value Awards.

Duration of the Amended 2013 Plan; Amendments. The Amended 2013 Plan will continue until all Common Shares available for issuance under the Amended 2013 Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors has the power to suspend, terminate, modify or amend the Amended 2013 Plan at any time, except that shareholder approval is required to add additional shares to the Amended 2013 Plan, increase the number of shares that can be issued as Full Value Awards or amend the provision prohibiting option re-pricing. Except in connection with a change in capital structure or certain transactions, however, no change in an award already granted shall be made without the written consent of the award holder if the change would adversely affect the holder.

No Dividends on Unvested Awards. No award granted under the Amended 2013 Plan shall provide for the payment of dividends on shares subject to the award before the shares have Vested. However, dividends accumulated between the grant date of an award and the Vesting date on shares that become Vested under the award may be paid to the recipient at or after the time the shares become Vested. “Vested” means that shares have been delivered to the recipient and are no longer subject to a substantial risk of forfeiture (as defined in regulations under Section 83 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”)).

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Minimum Service Period. No award granted under the Amended 2013 Plan after March 1, 2017 shall become Vested if the recipient does not remain in the service of the Company until the first anniversary of the date of grant, unless the recipient’s service is terminated as a result of the recipient’s death or physical disability (as defined in the applicable award agreement), or such earlier Vesting occurs in connection with a Change in Control of the Company, as defined in and to the extent permitted by the Amended 2013 Plan. However, the foregoing prohibition shall not apply to 5% of the sum of the number of shares available for awards under the Amended 2013 Plan immediately following the 2017 annual meeting of shareholders plus the number of additional shares that thereafter become available.

Restrictions on Change in Control Vesting. No award granted under the Amended 2013 Plan after March 1, 2017 shall provide for any excuse from satisfaction of the continued service conditions of the award as a result of a Change in Control of the Company, except that an award agreement may excuse the recipient from the continued service obligation if:

i.       the recipient’s employment or service relationship is terminated by the employer or the Company without cause or by the recipient for good reason in connection with the Change in Control under terms specified in the award agreement; or

ii.      the award is not converted into an award for stock of the surviving or acquiring corporation in the Change in Control transaction under terms specified in the award agreement or pursuant to the Amended 2013 Plan; provided that any performance-based awards and other awards with performance-based vesting provisions that are settled or for which vesting is accelerated in connection with a Change in Control are settled or accelerated either on a pro-rata basis based on time elapsed during the performance period from the grant date or with performance measured for a performance period ending prior to the Change in Control under terms specified in the award agreement.

A Change in Control is generally defined in the Amended 2013 Plan to include (i) any merger in which the holders of Common Shares immediately prior to the merger do not continue to hold at least 50% of the voting power of outstanding securities of the surviving corporation or its parent corporation immediately after the merger, (ii) any sale of all or substantially all of the assets of the Company, (iii) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (“Incumbent Directors”) cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; or (iv) any person (other than the Company or any employee benefit plan sponsored by the Company), as a result of a tender or exchange offer, open market purchases or privately negotiated purchases from anyone other than the Company, has become the beneficial owner of 50% or more of the outstanding Common Shares.

Stock Options. The Committee may grant stock options to eligible individuals under the Amended 2013 Plan. No employee may be granted options or stock appreciation rights for more than an aggregate of 1,500,000 Common Shares in any fiscal year. The Committee determines the individuals to whom options are granted, the exercise price of each option, the number of shares to be covered by each option, the period of each option, the times at which each option may be exercised, and whether each option is an Incentive Stock Option (intended to meet all of the requirements of an Incentive Stock Option as defined in Section 422 of the U.S. Code) or a non-statutory stock option. The exercise price of each option may not be less than 100% of the fair market value of the underlying shares on the date of grant, except that if a grantee of an Incentive Stock Option at the time of grant owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the underlying shares on the date of grant. For purposes of determining the exercise price of options granted under the Amended 2013 Plan, the fair market value of the Common Shares will be deemed to be the closing price of the Common Shares as reported by NASDAQ, or such other reported value of the Common Shares as shall be specified by the Committee, on the date of grant. No monetary consideration will be paid to the Company upon the granting of options.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Options may be granted for varying periods established at the time of grant. Incentive Stock Options are nontransferable except in the event of the death of the holder. The Committee has discretion to allow non-statutory stock options to be transferred to immediate family members of the optionee, subject to certain limitations. Options will be exercisable in accordance with the terms of an option agreement entered into at the time of the grant. In the event of the death or other termination of an optionee’s employment with the Company, the Amended 2013 Plan provides that, unless otherwise determined by the Committee, the optionee’s options may be exercised for specified periods thereafter (12 months in the case of termination by reason of death or disability and 30 days in the case of termination for any other reason). The Amended 2013 Plan also provides that upon any termination of employment, the Committee may extend the exercise period for any period up to the expiration date of the option and may increase the portion of the option that is exercisable.

The purchase price for shares purchased pursuant to the exercise of options must be paid in cash or, with the consent of the Committee, in whole or in part in Common Shares. With the consent of the Committee, an optionee may request the Company to withhold shares from the exercise to cover required tax withholding or to satisfy the exercise price. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the Amended 2013 Plan will be reduced by the number of shares issued upon exercise of the option plus the number of shares, if any, withheld upon exercise to satisfy the exercise price or required tax withholding. Option shares that are not purchased prior to the expiration, termination or cancellation of the related option will become available for future awards under the Amended 2013 Plan.

Re-pricing Prohibition. The Amended 2013 Plan provides that, unless shareholder approval is obtained, no stock option may be (i) amended to reduce the exercise price, or (ii) canceled in exchange for cash, another award or any other consideration at a time when the exercise price of the option exceeds the fair market value of the Common Shares.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) to eligible individuals under the Amended 2013 Plan. SARs may, but need not, be granted in connection with an option. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of one common share over its fair market value on the date of grant (or, if granted in connection with an option, the exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the portion of the SAR or option that is surrendered. The fair market value of the Common Shares on the date of exercise will be deemed to be the closing price of the Common Shares as reported by NASDAQ, or such other reported value of the Common Shares as shall be specified by the Committee, on the date of exercise, or if such date is not a trading day, then on the immediately preceding trading day. A SAR holder will not pay the Company any cash consideration upon either the grant or exercise of a SAR, except for tax withholding amounts upon exercise.

A SAR is exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Payment by the Company upon exercise of a SAR may be made in Common Shares valued at fair market value, or in cash, or partly in stock and partly in cash, as determined by the Committee. If a SAR is not exercised prior to the expiration, termination or cancellation of the SAR, the unissued shares subject to the SAR will become available for future awards under the Amended 2013 Plan. Upon the exercise of a SAR for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares covered by the SAR. Cash payments for SARs will not reduce the number of shares available for awards under the Amended 2013 Plan.

Stock Awards, including Restricted Stock and Restricted Stock Units. The Committee may grant Common Shares to eligible individuals as stock awards (including restricted stock and restricted stock units) under the Amended 2013 Plan. The Committee will determine the individuals to receive stock awards, the number of shares to be awarded, the time of the award and any consideration to be paid by the participant. Generally, no cash consideration (other than required tax withholding) will be paid by award recipients to the Company in connection with stock awards. Stock awards shall be subject to the terms, conditions and restrictions determined by the Committee. Restrictions may include restrictions concerning transferability, forfeiture of the shares issued, or such other restrictions as the Committee may determine. Stock awards subject to restrictions may be either restricted stock awards under which shares are issued immediately upon grant subject to forfeiture if vesting conditions are not satisfied, or restricted stock unit awards under which shares are not issued until after vesting conditions are satisfied. Upon the issuance of shares under a stock award after March 1, 2017, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued plus any shares withheld to satisfy tax withholding obligations.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Performance-Based Awards. The Committee may grant performance-based awards, payable in stock or cash as determined by the Committee. All or part of the Common Shares subject to the awards will be earned (or cash will be paid) if performance targets established by the Committee for the period covered by the award are met and the recipient satisfies any other requirements established by the Committee. The performance targets may be expressed as one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any subsidiary, division or other unit of the Company: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, restructuring or other special charges. Performance-based awards may be made as awards of restricted shares subject to forfeiture if performance goals are not satisfied, awards under which shares are not issued until the performance conditions are satisfied or as cash-based awards. No recipient may be granted in any fiscal year performance-based awards under which the maximum number of shares that may be issued exceeds 500,000 shares or the maximum dollar amount that may be paid exceeds $5,000,000. The payment of a performance-based award in cash shall not reduce the number of Common Shares reserved for issuance under the Amended 2013 Plan. Upon the issuance of shares under a performance-based award after March 1, 2017, the number of Common Shares reserved for issuance under the Amended 2013 Plan will be reduced by the number of shares issued plus any shares withheld to satisfy tax withholding obligations. The number of shares issued pursuant to stock awards and performance-based awards that are forfeited to the Company will become available for future grants under the Amended 2013 Plan.

Corporate Mergers. The Committee may make awards under the Amended 2013 Plan that have terms and conditions that vary from those specified in the Amended 2013 Plan when such awards are granted in substitution for, or in connection with the assumption of, existing awards made by another corporation and assumed or otherwise agreed to be provided for by the Company in connection with a corporate merger or other similar transaction to which the Company or an affiliated Company is a party.

Changes in Capital Structure. The Amended 2013 Plan provides that if the outstanding Common Shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split or certain other events, appropriate adjustment will be made by the Board of Directors in the number and kind of shares available for grants under the Amended 2013 Plan and in all other share amounts set forth in the Amended 2013 Plan and in Stock Awards. In the event of a merger, consolidation or plan of exchange involving the Company pursuant to which outstanding shares are converted into cash or other stock, securities or property, or a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company, the Board of Directors, may, in its sole discretion, provide that outstanding awards under the Plan shall be treated in accordance with any of the alternatives set forth in the Amended 2013 Plan.

Limits on Non-Employee Director Compensation. The total compensation paid or granted by the Company in any form (including cash and awards under the Amended 2013 Plan) to any non-employee director for service as a director for any fiscal year shall not exceed $500,000. For this purpose, awards under the Plan shall be valued at the time of grant based on the grant date fair value as determined by the Company for financial accounting purposes.

U.S. Tax Consequences

Certain options authorized to be granted under the Amended 2013 Plan are intended to qualify as “Incentive Stock Options” for U.S. federal income tax purposes. Under U.S. federal income tax law in effect as of the date of this Proxy Statement, an optionee will recognize no regular income upon grant or exercise of an Incentive Stock Option. The amount by which the market value of shares issued upon exercise of an Incentive Stock Option exceeds the exercise price, however, is included in the optionee’s alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If an optionee exercises an Incentive Stock Option and does not dispose of any of the shares thereby acquired within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an optionee disposes of shares acquired upon exercise of an Incentive Stock Option before the expiration of either the one-year holding period or the two-year holding period specified in the foregoing sentence (a “disqualifying disposition”), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the fair market value of the shares on the date of disposition over the option price. Any additional gain realized upon the disqualifying disposition will constitute capital gain. The Company will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an Incentive Stock Option. Upon any disqualifying disposition by an optionee, the Company will generally be entitled to a deduction to the extent the optionee realizes ordinary income.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Certain options authorized to be granted under the Amended 2013 Plan will be treated as non-statutory stock options for U.S. federal income tax purposes. Under U.S. federal income tax law in effect as of the date of this Proxy Statement, no income is generally realized by the grantee of a non-statutory stock option until the option is exercised. At the time of exercise of a non-statutory stock option, the optionee will realize ordinary income, and the Company will generally be entitled to a deduction, in the amount by which the fair market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold income taxes on such income if the optionee is an employee. Upon the sale of shares acquired upon exercise of a non-statutory stock option and held for the applicable capital gains holding period, the optionee will realize capital gain or loss equal to the difference between the amount realized from the sale and the fair market value of the shares on the date of exercise.

An individual who receives stock under the Amended 2013 Plan will generally realize ordinary income under U.S. federal tax law at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the U.S. Code. Absent an election under Section 83(b), an individual who receives shares that are not substantially vested will realize ordinary income in each year in which a portion of the shares substantially vests. The amount of ordinary income recognized in any such year will be the fair market value of the shares that substantially vest in that year less any consideration paid for the shares. The Company will generally be entitled to a deduction in the amount includable as ordinary income by the recipient at the same time or times as the recipient recognizes ordinary income with respect to the shares. The Company is required to withhold income taxes on such income if the recipient is an employee.

Section 162(m) of the U.S. Code limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to certain of its most highly compensated executive officers in any year. Under IRS regulations, compensation received through the exercise of an option or stock appreciation right will not be subject to the $1,000,000 limit if the option or stock appreciation right and the plan pursuant to which it is granted meet certain requirements. One requirement is shareholder approval at least once every five years of a per-employee limit on the number of shares as to which options and stock appreciation rights may be granted. Approval of this Proposal Four will constitute approval of the per employee limit under the Amended 2013 Plan. Other requirements are that the option or stock appreciation right be granted by a committee of at least two outside directors and that the exercise price of the option or stock appreciation right be not less than fair market value of the Common Shares on the date of grant. The Company believes that the Amended 2013 Plan is in compliance with all of the above requirements and, subject to approval of this proposal, any compensation received on exercise of options and stock appreciation rights granted under the Amended 2013 Plan will continue to be exempt from the $1,000,000 deduction limit.

Under IRS regulations, compensation received through a performance-based award will not be subject to the $1,000,000 limit under Section 162(m) of the U.S. Code if the performance-based award and the plan meet certain requirements. One of these requirements is shareholder approval of the performance criteria upon which award payouts may be based and the maximum amount payable under awards, both of which are set forth in Section 9 of the Amended 2013 Plan. Other requirements are that objective performance goals and the amounts payable upon achievement of the goals be established by a committee of at least two outside directors and that no discretion be retained to increase the amount payable under the awards. The Company believes that the Amended 2013 Plan is in compliance with all of the above requirements and, subject to approval of this proposal, any compensation received on vesting of performance-based awards granted under the Amended 2013 Plan and otherwise in compliance with all applicable requirements of 162(m), will be exempt from the $1,000,000 deduction limit. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we may approve compensation that may not be deductible if we believe it is in the best interests of the Company and its shareholders.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Amended 2013 Plan Benefits

Information regarding stock options and PSUs granted in fiscal 2016 to NEOs under the Existing 2013 Plan is set forth in “Grants of Plan-Based Awards during 2016” above. Information regarding RSUs granted in fiscal 2016 to non-employee directors under the 2013 Plan is set forth in “2016 Director Compensation” above. Stock options for a total of 978,746 Common Shares and PSUs for a total of 250,345 Common Shares (at target level) were granted under the Existing 2013 Plan in fiscal 2016 to all executive officers as a group. Stock options for a total of 514,118 Common Shares, and PSUs for a total of zero Common Shares (at target level), were granted under the Existing 2013 Plan in fiscal 2016 to employees who are not executive officers. Stock options for a total of 42,577 Common Shares, RSUs for a total of 135,985 Common Shares and 12,600 Common Shares (in lieu of cash) were granted in fiscal 2016 to all non-employee directors as a group.

Equity Compensation Plan Information

The following table provides information as of December 31, 2016 with respect to our Common Shares that may be issued under equity compensation plans in effect as of that date.

Number of
Securities
Remaining
	Number of		Available for
	Securities to be	Weighted-	Future Issuance
	Issued Upon	Average Exercise	Under Equity
	Exercise of	Price of	Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options,	Options,	Securities
	Warrants, and	Warrants and	Reflected in
	Rights	Rights	Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Stock incentive plans	4,579,850	$7.12	1,554,218
Employee share purchase plan	N/A	N/A	1,173,960
Total	4,579,850	$7.12	2,728,178

Shareholder Approval

At the Meeting, shareholders will be asked to consider and, if deemed advisable, approve the following resolution to approve the Amended 2013 Plan:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS OF SUNOPTA INC. THAT:

1.	The Amended 2013 Plan in the form of Exhibit A is hereby approved, ratified and confirmed in all respects;

2.

The Company is hereby authorized to file the Amended 2013 Plan with the Toronto Stock Exchange and make any revisions to the text of the 2013 Amended Plan if and as required by the Toronto Stock Exchange; and

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

3.

Any director or officer of the Company is hereby authorized to take all such steps, actions and proceedings and to sign, execute and deliver all such documents that such director or officer may, in his or her discretion, determine to be necessary or desirable in order to give full force and effect to the intent and purpose of this resolution.”

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR approval of the Amended 2013 Plan.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favor of this resolution constitute a majority of the total votes cast on this resolution. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

PROPOSAL FIVE –THE PREFERRED STOCK RESOLUTION

Overview

On October 7, 2016 following a review of strategic alternatives by the Company, we announced that we had entered into an agreement with funds managed by Oaktree, a global alternative investment management firm with experience in the consumer and retail industry. Shortly after entering into the agreement, we commenced, with the assistance of Oaktree, a thorough review of our operations, management and governance, with the objective of maximizing our ability to deliver long-term value to our shareholders. Through this review, management and the Board have developed a value creation plan built on four pillars: portfolio optimization, operational excellence, go-to-market effectiveness and process sustainability (the “Value Creation Plan”). Recent progress on each of the four pillars of the Value Creation Plan is highlighted in our Annual Report to Shareholders on Form 10-K for the year ended December 31, 2016. We believe that with Oaktree’s industry knowledge and operational expertise, we have a valuable partner as we seek to strengthen the Company’s operations in a way that can reduce operational volatility and realize sustainable growth and value creation.

We are asking our shareholders to approve the Preferred Stock Resolution to remove the Beneficial Ownership Exchange Cap and the Voting Cap and to waive the Shareholder Rights Plan Trigger (each as defined below). These restrictions were imposed in order to ensure that the Company’s Preferred Stock Financing (as defined below) complied with certain regulatory and negotiated requirements and the terms of the Company’s shareholder rights plan. In connection with the Company’s Preferred Stock Financing, the Company agreed to seek, upon request of the Investors (as defined below), approval of the Preferred Stock Resolution to remove such restrictions and to recommend that our shareholders vote in favor of a resolution to do so. The Investors have requested we do so.

Preferred Stock Financing

On October 7, 2016 (the “Issue Date”), SunOpta Foods Inc. (the “Subsidiary”), a wholly owned Delaware subsidiary of the Company, issued an aggregate of 85,000 shares of Preferred Stock to Organics and OHIF II LP (collectively, the “Investors”) for consideration in the amount of $85,000,000 (the “Preferred Stock Financing”). The initial liquidation preference of the Preferred Stock is $1,000 per share (the “Liquidation Preference”), subject to certain adjustments. At any time, the holders of the Preferred Stock (“Holders”) may exchange each share of Preferred Stock for a number of Common Shares equal to the quotient of the Liquidation Preference (as defined below) divided by $7.50 (such quotient, the “Exchange Rate”), subject to adjustments such as anti-dilution adjustments. On the Issue Date, the Exchange Rate represented an 80.3% premium to the closing price of $4.16 per Common Share on June 24, 2016, the day before the strategic review was announced, and a 12.1% premium to the average closing price for the 60-day period before the Issue Date of $6.69 per Common Share.

As of the date of this proxy circular, the Preferred Stock is exchangeable into 11,333,333 Common Shares in the aggregate, representing approximately 11.6% of the outstanding Common Shares on a partially diluted basis.

The terms of the Preferred Stock provide for quarterly distributions (“Dividends”) to the Holders. Prior to October 5, 2025, the Dividend rate is 8.0% per annum of the Liquidation Preference, subject to non-compliance penalties. If Dividends are not paid in cash, the amount that would have otherwise been paid will be added to the Liquidation Preference (each such addition, an “In-Kind Dividend”). As the Liquidation Preference increases, the number of Common Shares into which the Preferred Stock are exchangeable will increase. On or after October 5, 2025, the Dividend rate is 12.5% per annum of the Liquidation Preference and the Subsidiary must pay Dividends in cash. The Dividend rate may also increase in certain events, including if we or our Subsidiary fail to comply with certain obligations under agreements entered into in connection with the Preferred Stock Financing.

In connection with the Preferred Stock Financing, in order to allow the Investors to vote the Preferred Stock as if it had been exchanged into Common Shares, the Company issued to a trustee for the benefit of the Investors 11,333,333 Special Voting Shares. The Special Voting Shares entitle the holder thereof to one vote per Special Voting Share on all matters submitted to a vote of the holders of Common Shares, together as a single class, except for “Excluded Matters” as defined in the Voting Trust Agreement (as defined below), such as the Preferred Stock Resolution. Additional Special Voting Shares will be issued, or outstanding Special Voting Shares will be redeemed, as necessary to ensure that the aggregate number of Special Voting Shares outstanding is equal to the number of shares of Preferred Stock outstanding from time to time multiplied by the Exchange Rate in effect at such time, subject to certain adjustments and restrictions.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

NASDAQ Listing Rules

Because our Common Shares are listed on the NASDAQ Global Select Market, we are subject to the NASDAQ Listing Rules. NASDAQ Listing Rule 5635(b) requires shareholder approval prior to any issuance or potential issuance of securities that will result in a change of control. Generally, NASDAQ interpretations provide that a change of control would occur if, after a transaction, a person or an acquiring entity holds 20% or more of the outstanding shares of common stock or of the voting power of the outstanding capital stock of a company and such ownership or voting power would be the largest position.

Removal of the Beneficial Ownership Exchange Cap

To comply with the NASDAQ Listing Rules the terms of the Preferred Stock provide that if at any time a Holder elects to exchange, or the Subsidiary causes an exchange of, Preferred Stock, the number of Common Shares delivered to each applicable Holder may not cause such Holder’s beneficial ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, but excluding any Common Shares for which any remaining, unexchanged Preferred Stock held by such Holder is exchangeable) to exceed 19.99% of the Common Shares that would be outstanding immediately following such exchange (the “Beneficial Ownership Exchange Cap”), unless the Preferred Stock Resolution has been approved.

If our shareholders do not approve the Preferred Stock Resolution, then the Holders will not be able to exchange their Preferred Stock for Common Shares in excess of the Beneficial Ownership Exchange Cap. Any Holder whose beneficial ownership meets or exceeds the Beneficial Ownership Exchange Cap would have to reduce its beneficial ownership before exchanging Preferred Stock, for example by selling Common Shares or transferring the Preferred Stock to a new Holder.

As of the date hereof, after giving effect to the completed open market purchase by the Investors of 3,000,000 Common Shares as contemplated by the Investor Rights Agreement, the number of Common Shares deliverable on exchange of all the shares of Preferred Stock is less than the Beneficial Ownership Exchange Cap. However, the number of Common Shares for which the Preferred Stock may be exchanged will increase as the Liquidation Preference increases as a result of In-Kind Dividends and could increase as a result of other adjustments such as anti-dilution adjustments. Assuming that all Dividends for the quarterly periods after January 1, 2017 and prior to October 5, 2025 are In-Kind Dividends, and assuming no anti-dilution or other adjustments, the number of Common Shares deliverable on exchange of all the shares of Preferred Stock would be 22,665,414, which together with the 3,000,000 Common Shares purchased in the open market by the Investors, would represent approximately 23.6% of the outstanding Common Shares as of the date of this proxy circular on a partially diluted basis. The Board may declare Dividends to be paid in cash or as In-Kind Dividends during such periods in its sole election, therefore the number of Common Shares deliverable in exchange of all the shares of Preferred Stock may be less than 22,665,414 as a result of In-Kind Dividends.

Removal of the Voting Cap

The Special Voting Shares were issued to a trustee who holds the Special Voting Shares on behalf of the Investors and is required to vote the Special Voting Shares in accordance with the instructions of the Investors. Under the terms of the Voting Trust Agreement dated the Issue Date between the Company, the Subsidiary, the Investors and others (the “Voting Trust Agreement”), until the Preferred Stock Resolution is approved, the aggregate number of votes exercised by the trustee on behalf of the Investors in respect of the Special Voting Shares may not exceed 17,130,757, being 19.99% of the outstanding Common Shares on the Issue Date (the “Voting Cap”), subject to adjustments such as anti-dilution adjustments.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

If our shareholders do not approve the Preferred Stock Resolution, then the trustee on behalf of the Investors will not be able to vote the Special Voting Shares in excess of the Voting Cap.

As of the date hereof, the number of Special Voting Shares does not exceed the Voting Cap. Currently, 11,333,333 Special Voting Shares are outstanding, representing 66.2% of the Voting Cap. However, the number of Special Voting Shares will increase as the Liquidation Preference increases as a result of In-Kind Dividends and could increase as a result of other adjustments such as anti-dilution adjustments. Assuming that all Dividends for the quarterly periods after January 1, 2017 and prior to October 5, 2025 are In-Kind Dividends, and assuming no anti-dilution or other adjustments, the number of Special Voting Shares would be 22,665,414, which would represent approximately 132.3% of the Voting Cap. The Board may declare Dividends to be paid in cash or as In-Kind Dividends during such periods in its sole election, therefore the number of Special Voting Shares may be less than 22,665,414 as a result of In-Kind Dividends.

Waiver of the Shareholder Rights Plan Trigger

The Company has in place a shareholder rights plan pursuant to the Amended and Restated Shareholder Rights Plan Agreement, dated November 10, 2015, amended and restated as of April 18, 2016, between the Company and American Stock Transfer & Trust Company, LLC (the “SRP”). Under the SRP, holders of rights (other than the triggering holder) issued under the SRP would be entitled to, in effect, purchase Common Shares at a significant discount to the then-current market price, upon the occurrence of a Flip-in Event (as defined in the SRP). A Flip-in Event occurs if a Holder beneficially owns 20% or more of the outstanding Voting Shares (as defined in the SRP). Voting Shares includes both the Common Shares and the Special Voting Shares. Under the SRP, beneficial ownership of Voting Shares includes shares issuable or deliverable to a Holder on the exchange of Preferred Stock. Because the number of Common Shares issuable or deliverable on the exchange of the Preferred Stock increases as the Liquidation Preference increases, a Holder’s beneficial ownership of Voting Shares will increase as the Liquidation Preference increases and could result in the occurrence of a Flip-in Event. As discussed above, the Liquidation Preference increases if Dividends are not paid in cash and in certain other events.

Under the SRP, the Company may, with prior consent of the shareholders in accordance with the terms of the SRP, waive the application of the SRP prior to the occurrence of a Flip-in Event. The Company has consummated the Preferred Stock Financing and the directors believe it is in the best interests of the Company to waive the application of the SRP to any Flip-in Event caused by the acquisition (or deemed acquisition) by a Holder of beneficial ownership of Special Voting Shares or Common Shares which are issuable or deliverable to the Holder upon exchange of the Preferred Stock, including an increase in beneficial ownership by way of an increase in the Liquidation Preference (“Shareholder Rights Plan Trigger”). For clarity, such waiver, if approved, would pertain only to the acquisition of Common Shares issuable or deliverable to the Holder upon exchange of the Preferred Stock and the issuance of Special Voting Shares to the trustee for the benefit of the Investors. The SRP would continue to apply in accordance with its terms to other acquisitions of Common Shares that would otherwise trigger a Flip-in Event. For further clarity, such waiver, if approved, would pertain only to the application of a Flip-in Event, and not the terms of the SRP for other purposes, such as deemed beneficial ownership.

A copy of the SRP is available on SEDAR at www.sedar.com.

Shareholder Approval

At the Meeting, shareholders will be asked to consider and, if deemed advisable, approve the following resolution, being the Preferred Stock Resolution:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS OF SUNOPTA INC. THAT:

1.	Removal of the Beneficial Ownership Exchange Cap is hereby consented to, authorized and approved;

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

2.	Removal of the Voting Cap is hereby consented to, authorized and approved;

3.

Waiver of the application of the SRP to any Flip-in Event caused by the acquisition (or deemed acquisition) by a holder of Preferred Stock of beneficial ownership of Special Voting Shares or Common Shares which are issuable or deliverable to the Holder upon exchange of the Preferred Stock, including an increase in beneficial ownership by way of an increase in the Liquidation Preference is hereby consented to, authorized and approved; and

4.

Any one director or officer of the Company is hereby authorized, for and on behalf of the Company, to execute and deliver all such further agreements, documents and instruments and to do all such other acts and things as such director or officer may determine to be necessary or advisable for the purpose of giving full force and effect to the provisions of this resolution, the execution and delivery by such trustee, director or officer of any such agreement, document or instrument or the doing of any such act or thing being conclusive evidence of such determination.”

Recommendation of the Board of Directors; Vote Required

In connection with the Preferred Stock Financing, a transaction which the Board determined was in the best interests of the Company, the Company agreed that the Investors would have a right to request that the Company seek, and that the Board recommend, approval by the shareholders of the Preferred Stock Resolution. The Investors have exercised that right. The Company is proposing, and the Board is recommending, the Preferred Stock Resolution. The Board believes that the Company’s partnership with Oaktree is in the best interests of the Company, which has been demonstrated, in part, by Oaktree’s contribution to the development of the Value Creation Plan. The Investors have the right to require the Company to seek approval of the Preferred Stock Resolution at each regularly scheduled annual general meeting of shareholders until the resolution is approved. In the event the Company fails to make commercially reasonable efforts to obtain such approval, following a 30-day cure period, the rate of Dividends payable will increase by 1.0% quarterly, subject to a maximum increase of 5.0% .

The Board of Directors recommends that the shareholders vote in favor of the resolution set out above. In the absence of contrary instructions, the persons named in the accompanying form of proxy intend to vote any Common Shares and Special Voting Shares represented by proxies held by them FOR the resolution above.

In order for shareholder approval to be obtained, the Preferred Stock Resolution must be approved by a majority of the votes cast by shareholders present in person or represented by proxy at the Meeting, other than the votes attached to any Special Voting Shares, or Common Shares beneficially owned by the Investors or their affiliates.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH INSIDERS AND RELATED PERSONS

The Audit Committee reviews any material transactions in which we are or will be a participant and in which any of our 5% shareholders, directors or executive officers, or any of their immediate family members, has a direct or an indirect material interest. After its review the Audit Committee will only approve or ratify those transactions that the Audit Committee determines are in, or are not inconsistent with, our best interests and the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on us or the related person in connection with approval of the transaction.

No informed person (as such term is defined in National Instrument 51-102 of the CSA), any proposed director of the Company or any associate or affiliate of the foregoing or any related person (as such term is defined in Item 404(a) of Regulation S-K) has or will have any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed fiscal year or in any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000 or which otherwise has materially affected or would materially affect the Company or any of its subsidiaries.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

EXECUTIVE OFFICERS

David Colo (Age 54) serves as President and Chief Executive Officer and as a director. He was appointed to these positions in February 2017. Prior to joining SunOpta, Mr. Colo served as Executive Vice President, Chief Operating Officer of Diamond Foods, Inc. from June 2013 until March 2016 and as Executive Vice President of Global Operations and Supply Chain from December 2012 until June 2013. Since 2016, Mr. Colo has served as an independent industry consultant. Before joining Diamond Foods, Mr. Colo spent approximately three years as an independent industry consultant, focusing on organizational optimization and planning. From 2005 to 2009, he held leadership positions in the consumer products division of ConAgra Foods, Inc., including roles as Senior Vice President of Sales and Operations Planning, Senior Vice President of Enterprise Manufacturing and Senior Vice President of Operations. From 2003 to 2005, he served as President of ConAgra Food Ingredients. Mr. Colo is a member of the Board of Directors of MGP Ingredients, Inc.

Robert McKeracher (Age 40) serves as Vice President and Chief Financial Officer of the Company overseeing all financial reporting, compliance and corporate treasury activities. He previously served as Vice President of Financial Reporting for SunOpta from June 2008 until October 2011, and as Director of Financial Reporting from August 2007 to June 2008. Prior to joining the Company, Mr. McKeracher was the Manager of Business Planning and Treasury at Magna Entertainment Corp. from May 2003 to August 2007, after spending four years in public accounting in the assurance and business advisory practice at PricewaterhouseCoopers LLP. Mr. McKeracher is a Chartered Professional Accountant, Chartered Accountant, and holds a Bachelor of Commerce degree from the University of Toronto. In the past five years, Mr. McKeracher has not served on any reporting issuer’s Board of Directors.

John Ruelle (Age 47) was appointed to the position of Senior Vice President of Corporate Development in February 2017 and continues to serve as Chief Administrative Officer and Senior Vice President of Raw Material Sourcing and Supply, a position he was appointed to in December 2015, after serving as Chief Administrative Officer and Senior Vice President of Corporate Development and Secretary since December 2013. Mr. Ruelle also was responsible for leading the Healthy Snacks platform business within the CPG Segment from October 2015 through February 2017. From October 2011 to December 2013, Mr. Ruelle served as Vice President and Chief Administrative Officer. Mr. Ruelle joined the Company in November 2007 as Vice President of Finance and Administration and Chief Financial Officer of the SunOpta Grains and Foods Group, the largest operating division of the Company at the time. Mr. Ruelle brought over 15 years of progressive food industry senior leadership experience to the Company with a focus on building foundational structures to achieve aggressive revenue and profitably growth through driving talent management, business processes and strategy linkage. Prior to joining the Company, Mr. Ruelle was Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Corporate Secretary for Restaurant Technologies, Inc. where he was co-founder and managed over 30 Greenfield start-ups. Earlier in his career he held various financial and operational roles with LaserMaster Technologies and was a Certified Public Accountant with Larson Allen, LLP. Mr. Ruelle has a Bachelor of Science degree from St. John’s University. In the past five years, Mr. Ruelle has not served on any reporting issuer’s Board of Directors.

Gerard Versteegh (Age 55) serves as Senior Vice President of Global Ingredients. Mr. Versteegh joined The Company in April 2008 as President and co-founder of Tradin Organic Agriculture. Mr. Versteegh has over 30 years of expertise in the global sourcing, processing and distribution of organic raw materials in a broad range of categories. In the past five years, Mr. Versteegh has not served on any reporting issuer’s Board of Directors.

Ed Haft (Age 56) serves as Senior Vice President of Healthy Fruit platform of the Company. Starting at the Company in October 2015 upon the acquisition of Sunrise Growers, Mr. Haft brings more than 30 years of experience in consumer packaged goods and food manufacturing. Mr. Haft previously served as President and CEO of Sunrise Growers, holding the leadership position in the U.S. retail and food service frozen fruit category. Prior to assuming his role with Sunrise Growers in 2004, Mr. Haft spent 18 years with the Sara Lee Corporation, the last six of which as President of their frozen bakery division. In the past five years, Mr. Haft has not served on any reporting issuer’s Board of Directors.

Lillian Barlett (Age 54) serves as Vice President of Risk Management and Internal Audit. Ms. Barlett joined the Company in July 2009 as Director of Risk Management and Internal Audit and was promoted to Senior Director of Risk Management and Internal Audit in late-2011. In April 2013, Mrs. Barlett was appointed Vice President of Risk Management and Internal Audit. In the past five years, Ms. Barlett has not served on any reporting issuer’s Board of Directors.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Jill Barnett (Age 43) serves as Vice President, General Counsel and Corporate Secretary and is responsible for the legal affairs of the Company. Prior to joining the Company in July 2014, Ms. Barnett spent twelve years as in-house counsel for Best Buy Co., Inc. holding various positions and providing legal support to numerous areas of the business, including Best Buy’s global sourcing and exclusive brands business. In the past five years, Ms. Barnett has not served on any reporting issuer’s Board of Directors.

James Gratzek (Age 52) serves as Senior Vice President of Research and Development and Quality. Mr. Gratzek started with the Company in June 2014 as Senior Vice President of Research and Development and was appointed Senior Vice President of Quality in June 2016. Mr. Gratzek brings more than 20 years of food product and process innovation leadership to the Company team. He spent more than 10 years at General Mills, where he focused on new product development, cost and process improvement, and technology development, completing his tenure as a Director of R&D. Prior to General Mills, he worked at Tetra Pak as Aseptic Technology Director and various program leadership roles at Campbell’s. In the past five years, Mr. Gratzek has not served on any reporting issuer’s Board of Directors.

Rob Duchscher (Age 56) serves as Chief Information Officer. Starting with the Company in March 2017, Mr. Duchscher brings over 30 years of experience in the areas of software engineering and information technology. Of those 30 years, 17 years were spent in industrial process control and transportation logistics. Mr. Duchscher served as Chief Information Officer at Starkey Hearing Technologies from January 2010 through February 2017, where he led the transformation of both the information technology and software engineering departments. Mr. Duchscher initially started at Starkey Hearing Technologies in April 2002 as Vice-President of Software Engineering and R&D PMO. In the past five years, Mr. Duchscher has not served on any reporting issuer’s Board of Directors.

Colin Smith (Age 36) serves as the Chief Operating Officer of the Company’s Consumer Products segment, a role he was appointed to in February 2017. Mr. Smith is a Managing Director and member of the Portfolio Transformation Team with Oaktree, who entered into a strategic partnership with SunOpta in October 2016. Mr. Smith joined Oaktree from AlixPartners in 2014, where he served as a director leading value creation projects across a variety of industries for its global clients. Prior to his eight years at AlixPartners, Mr. Smith worked as a consultant for Deloitte in their Strategy and Operations practice, and for A.T. Kearney Ltd. as a senior business analyst. In the past five years, Mr. Smith has not served on any reporting issuer’s Board of Directors.

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If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except insofar as they may be shareholders of the Company or as otherwise disclosed in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of its last completed fiscal year, any proposed nominee for election as a director of the Company or any associate or affiliate of such persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING OF SHAREHOLDERS; SHAREHOLDER COMMUNICATIONS

The Company’s shareholders may submit proposals on matters appropriate for shareholder action at meetings of shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934 and Section 137 of the CBCA. For such proposals to be included in the Company’s proxy materials relating to its 2018 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 and the CBCA must be satisfied and, under the CBCA, such proposals must be received by the Company no later than January 4, 2018. Such proposals should be delivered to SunOpta Inc., Attn: Corporate Secretary, 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

Shareholders may recommend a person as a nominee for director by writing to the Secretary of the Company and providing the information required pursuant to the Advance Notice By-Law. Under SEC rules, notice of a nomination for the 2018 Annual Meeting of Shareholders submitted outside the processes of Rule 14a-8 and Section 137 of the CBCA must be received by the Corporate Secretary of the Company at our principal executive offices at least 30 days prior to the date fixed by the Company for its next annual meeting of shareholders as required by the Advance Notice By-Law (unless such meeting is convened on less than 50 days' notice, in which case notice of any such nomination must be provided not later than the tenth (10th) day following public notice of the meeting date). The proxy solicited by the Board for the 2018 Annual Meeting of Shareholders will confer discretionary authority to vote on any proposal or nomination submitted by a shareholder at that meeting with respect to which the Company has received notice after such date.

Shareholders may communicate with the Board. Communications should be in writing and marked to the attention of the Board of Directors or any of its individual committees, or the Chair of the Board. Any such communications should be delivered to the Company at is principal executive offices located at 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7.

SOLICITATION OF PROXIES

Proxies solicited in connection with this proxy statement are being solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular employees of the Company. None of the officers, directors or employees will be directly compensated for such services. In addition, Kingsdale Advisors has been retained by the Company as our strategic shareholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Meeting. The contact information for Kingsdale Advisors is set out on the last page of this Proxy Statement. The Company will pay Kingsdale Advisors a fee of approximately $27,500, plus reasonable out-of-pocket expenses, for these services. Solicitations of proxies may be made personally or by mail, facsimile, telephone, messenger, or e-mail. The Company will bear all proxy solicitation costs, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, the Notice and any additional solicitation material that the Company may provide to shareholders, as well as the fees of Kingsdale Advisors.

We will request fiduciaries, custodians, brokerage houses and similar parties to forward copies of proxy materials to beneficial owners of the Common Shares, and we will reimburse these parties for their reasonable and customary charges for expenses of distribution.

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

FORM 10-K AND OTHER INFORMATION

The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including the consolidated financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: SunOpta Inc., Attn: Beth McGillivary, 2233 Argentia Road, Suite 401, West Tower, Mississauga, ON L5N 2X7. The Annual Report on Form 10-K and additional information relating to the Company is also available at www.sunopta.com, on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and MD&A for the fiscal year ended December 31, 2016.

OTHER MATTERS

The Board knows of no other matters to be presented for shareholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

This proxy statement may include “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We do not undertake any obligation to update our forward-looking statements after the date of this report for any reason, even if new information becomes available or other events occur in the future, except as may be required under applicable securities laws. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2016 and in our periodic reports on Form 10-Q and Form 8-K.

Dated this 13th day of April, 2017.
By Order of the Board of Directors

/s/ David Colo
David Colo
President and Chief Executive Officer

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

Any questions and requests for assistance may be directed to the
Strategic Shareholder Advisor and Proxy Solicitation Agent:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
www.kingsdaleadvisors.com

North American Toll Free Phone:

1-877-659-1822

Email: contactus@kingsdaleadvisors.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

If you have any questions or need assistance completing your proxy or voting instruction form, please call
Kingsdale Advisors at 1-877-659-1822 or email contactus@kingsdalesadvisors.com.

EXHIBIT A

SUNOPTA INC.

AMENDED 2013 STOCK INCENTIVE PLAN

(as amended March 31, 2017,
subject to shareholder approval at the 2017 Annual Meeting)

1.      Purpose. The purpose of this 2013 Stock Incentive Plan (the “Plan”) is to enable SunOpta Inc. (the “Company”) to attract and retain the services of selected employees, officers and directors of the Company. For purposes of this Plan, a person is considered to be employed by or in the service of the Company if the person is employed by or in the service of any entity (the “Employer”) that is the Company, a parent or subsidiary of the Company or a corporation, limited liability company, partnership, joint venture or other entity in which the Company has an interest.

2.      Shares Subject to the Plan. Subject to adjustment as provided below and in Section 10, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall be ~~3,000~~6,800,000 shares plus (i) shares that are available under the Company’s 2002 Stock Option Plan (the “Prior Plan”) as of the Effective Date of the Plan (as defined in Section 3.1) and (ii) shares subject to outstanding options under the Prior Plan as of the Effective Date of the Plan if the options are cancelled or terminated or expire after the Effective Date of the Plan without the issuance of the shares subject to the options. If an option, stock appreciation right, Stock Award (as defined in Section 7) or Performance-Based Award (as defined in Section 9) granted under the Plan expires, terminates or is cancelled, the unissued shares thereto shall again be available under the Plan. If shares subject to a Stock Award or Performance-Based Award are forfeited to or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Notwithstanding any provision in the Plan, the maximum number of shares that can be issued under the Plan as ~~Stock Awards or Performance Based Awards (collectively, “Full Value Awards”) shall be 750,000 shares~~ Full Value Awards shall be 4,550,000 shares. For purposes of the Plan, “Full Value Award” means a Stock Award (as defined in Section 7) for which the recipient pays no cash consideration or cash consideration of less than the fair market value of the underlying shares as of the grant date (as determined in accordance with Section 6.2-4), except that shares issued to a participant in lieu of cash compensation to which the participant is otherwise entitled are not Full Value Awards.

3.      Effective Date and Duration of Plan.

3.1      Effective Date. The Plan shall become effective as of the date it is approved by shareholders of the Company (the “Effective Date of the Plan”).

3.2      Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on the shares have lapsed. The Board of Directors of the Company (“Board of Directors”) may suspend or terminate the Plan at any time except with respect to awards then outstanding or subject to restrictions under the Plan. Termination shall not affect any outstanding awards or any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

4.      Administration.

4.1      Board of Directors. The Plan shall be administered by the Board of Directors, which shall determine and designate the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to administration of the Plan, advance the termination of any waiting period, accelerate any exercise or vesting date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

4.2      Committee. The Board of Directors may delegate to any committee of the Board of Directors (the “Committee”) any or all authority for administration of the Plan. If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee, except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 11.

4.3      No Dividends on Unvested Awards. No award granted under the Plan shall provide for the payment of dividends on shares subject to the award before the shares have Vested; provided, however, that dividends accumulated between the grant date of an award and the Vesting date on shares that become Vested under the award may be paid to the recipient at or after the time the shares become Vested. “Vested” means that shares have been delivered to the recipient and are no longer subject to a substantial risk of forfeiture (as defined in regulations under Section 83 of the Internal Revenue Code of  1986, as amended (the “Code”).

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 4.4      Minimum Service Period. No award granted under the Plan after March 1, 2017 shall become Vested if the recipient does not remain in the service of the Company until the first anniversary of the date of grant, unless the recipient’s service is terminated as a result of the recipient’s death or physical disability (as defined in the applicable award agreement), or such earlier Vesting occurs in connection with a Change in Control of the Company to the extent permitted by Section 4.5; provided, however, that the foregoing prohibition shall not apply to five percent of the sum of the number of shares available for awards under the Plan immediately following the 2017 annual meeting of shareholders plus the number of additional shares that thereafter become available.

4.5      Restrictions on Change in Control Vesting. No award granted under the Plan after March 1, 2017 shall provide for any excuse from satisfaction of the continued service conditions of the award as a result of a Change in Control of the Company, except that an award agreement may excuse the recipient from the continued service obligation if:

 i.       the recipient’s employment or service relationship is terminated by the employer or the Company without cause or by the recipient for good reason in connection with the Change in Control under terms specified in the award agreement; or

 ii.       the award is not converted into an award for stock of the surviving or acquiring corporation in the Change in Control transaction under terms specified in the award agreement or pursuant to Section 10.2 of the Plan; provided that any Performance-Based Awards and other awards with performance-based vesting provisions that are settled or for which vesting is accelerated in connection with a Change in Control are settled or accelerated either on a pro-rata basis based on time elapsed during the performance period from the grant date or with performance measured for a performance period ending prior to the Change in Control under terms specified in the award agreement.

 4.6      Change in Control Definition. For purposes of the Plan, a “Change in Control” of the Company shall mean the occurrence of any of the following events:

 i.      The consummation of:

(1)      any consolidation, merger or plan of share exchange involving the Company (a “Merger”) as a result of which the holders of outstanding securities of the Company ordinarily having the right to vote for the election of directors  (“Voting Securities”) immediately prior to the Merger do not continue to hold at least 50% of the combined voting power of the outstanding Voting Securities of the surviving corporation or a parent corporation of the surviving corporation immediately after the Merger, disregarding any Voting Securities issued to or retained by such holders in respect of securities of any other party to the Merger; or

(2)      any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company;

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ii.           At any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board (“Incumbent Directors”) shall cease for any reason to constitute at least a majority thereof; provided, however, that the term “Incumbent Director” shall also include each new director elected during such two-year period whose nomination or election was approved by two-thirds of the Incumbent Directors then in office; or

iii.           Any person (as such term is used in Section 14(d) of the Securities Exchange Act of 1934, other than the Company or any employee benefit plan sponsored by the Company) shall, as a result of a tender or exchange offer, open market purchases or privately negotiated purchases from anyone other than the Company, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of Voting Securities representing fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities.

5.           Types of Awards, Eligibility, Limitations. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the ~~Internal Revenue Code of 1986, as amended (the “Code”),~~Code, as provided in Sections 6.1 and 6.2; (ii) grant options other than Incentive Stock Options (“Non-Statutory Stock Options”) as provided in Sections 6.1 and 6.3; (iii) grant Stock Awards as provided in Section 7; (iv) grant stock appreciation rights as provided in Section 8; and (v) grant Performance-Based Awards as provided in Section 9. Awards may be made to employees, including employees who are officers or directors, officers and directors selected by the Board of Directors; provided, however, that only employees of the Company or any parent or subsidiary of the Company (as defined in subsections 424(e) and 424(f) of the Code) are eligible to receive Incentive Stock Options under the Plan. The maximum number of shares that can be issued under the Plan as Incentive Stock Options is ~~3,000~~6,800,000 shares. No employee may be granted options or stock appreciation rights for more than an aggregate of ~~750,000 shares of Common Stock in any fiscal year~~ 1,500,000 shares of Common Stock in any fiscal year. The total compensation paid or granted by the Company in any form (including cash and awards under the Plan) to any non-employee director for service as a director for any fiscal year shall not exceed $500,000. For this purpose, awards under the Plan shall be valued at the time of grant based on the grant date fair value as determined by the Company for financial accounting purposes.

     6.           Option Grants.

6.1           General Rules Relating to Options.

6.1 -1           Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the exercise price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option.

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6.1 -2           Exercise of Options. Except as provided in Section 6.1 -4 or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of exercise the optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the date the option was granted. Except as provided in Sections 6.1 -4 and 10, options granted under the Plan may be exercised from time to time over the period stated in each option in amounts and at times prescribed by the Board of Directors, provided that options may not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if an optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee’s rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

6.1 -3           Nontransferability. Except as provided below, each Incentive Stock Option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, and during the optionee’s lifetime, shall be exercisable only by the optionee. A stock option may be transferred by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death. A Non-Statutory Stock Option shall also be transferable pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act. The Committee may, in its discretion, authorize all or a portion of a Non-Statutory Stock Option granted to an optionee to be on terms which permit transfer by the optionee to (i) the spouse, children or grandchildren of the optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any transfer, (y) the stock option agreement pursuant to which the options are granted must expressly provide for transferability in a manner consistent with this paragraph, and (z) subsequent transfers of transferred options shall be prohibited except by will or by the laws of descent and distribution. Following any transfer, options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6.1 -5 the term “optionee” shall be deemed to refer to the transferee. The events of termination of employment of Section 6.1 -4, shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified, and all other references to employment, termination of employment, life or death of the optionee, shall continue to be applied with respect to the original optionee.

6.1 -4           Termination of Employment or Service.

6.1-4(a) General Rule. Unless otherwise determined by the Board of Directors, if an optionee’s employment or service with the Company terminates for any reason other than because of total disability or death as provided in Sections 6.1 -4(b) and (c), his or her option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.

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6.1-4(b)       Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination. The term “total disability” means a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company, to perform his or her duties as an employee, director or officer of the Company. Total disability shall be deemed to have occurred on the first day after the Company has made a determination of total disability.

6.1 -4(c)      Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution of the state or country of domicile at the time of death.

6.1 -4(d)     Amendment of Exercise Period Applicable to Termination. The Board of Directors may at any time extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option. The Board of Directors may at any time increase the portion of an option that is exercisable, subject to terms and conditions determined by the Board of Directors.

6.1 -4(e)    Failure to Exercise Option. To the extent that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall terminate.

6.1 -4(f)       Leave of Absence. Absence on leave approved by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service. Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

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6.1 -5             Purchase of Shares.

6.1 -5(a)             Notice of Exercise. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon the Company’s receipt of written notice from the optionee of the optionee’s binding commitment to purchase shares, specifying the number of shares the optionee desires to purchase under the option and the date on which the optionee agrees to complete the transaction, and, if required to comply with the Securities Act of 1933, containing a representation that it is the optionee’s intention to acquire the shares for investment and not with a view to distribution.

  6.1 -5(b)             Payment. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option exercise, the optionee must pay the Company the full purchase price of those shares in cash or by check or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value and other forms of consideration. With the consent of the Board of Directors, an optionee may pay the exercise price, in whole or in part, by instructing the Company to withhold from the shares to be issued upon exercise shares of Common Stock valued at fair market value. The fair market value of Common Stock of the Company provided or withheld in payment of the purchase price shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the option is exercised, or if such date is not a trading day, then on the immediately preceding trading day.

6.1 -5(c)             Tax Withholding. Each optionee who has exercised an option shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of an option or as a result of disposition of shares acquired pursuant to exercise of an option) beyond any amount deposited before delivery of the certificates, the optionee shall pay the additional withholding amount, in cash or by check, to the Company on demand. If the optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors, an optionee may satisfy this obligation, in whole or in part, by instructing the Company to withhold some of the shares to be issued upon exercise or by delivering to the Company other shares of Common Stock~~; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligations~~. The fair market value of Common Stock of the Company withheld or delivered to satisfy withholding obligation shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the option is exercised, or if such date is not a trading day, then on the immediately preceding trading day.

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6.1 -5(d)             Reduction of Reserved Shares. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option plus any shares withheld in payment of the exercise price or to satisfy withholding requirements.

6.1 -6             No Repricing. Except for actions approved by the shareholders of the Company or adjustments made pursuant to Section 10, the option price for an outstanding option granted under the Plan may not be decreased after the date of grant nor may the Company grant a new option or pay any cash or other consideration (including another award under the Plan) in exchange for any outstanding option granted under the Plan at a time when the option price of the outstanding option exceeds the fair market value of the Shares covered by the option.

6.2             Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

6.2 -1             Limitation on Amount of Grants. If the aggregate fair market value of stock, determined as of the date the option is granted, for which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code) are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock Option and the remaining portion of the option or options will be treated as a Non-Statutory Stock Option. The preceding sentence will be applied by taking options into account in the order in which they were granted. If, under the $100,000 limitation, a portion of an option is treated as an Incentive Stock Option and the remaining portion of the option is treated as a Non-Statutory Stock Option, unless the optionee designates otherwise at the time of exercise, the optionee’s exercise of all or a portion of the option will be treated as the exercise of the Incentive Stock Option portion of the option to the full extent permitted under the $100,000 limitation. If an optionee exercises an option that is treated as in part an Incentive Stock Option and in part a Non-Statutory Stock Option, the Company will designate the portion of the stock acquired pursuant to the exercise of the Incentive Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.

6.2 -2             Limitations on Grants to 10 percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (as defined in subsections 424(e) and 424(f) of the Code) only if the option price is at least 110 percent of the fair market value, as described in Section 6.2 -4, of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

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6.2 -3             Duration of Options. Subject to Sections 6.1 -2, 6.1 -4 and 6.2 -2, Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that by its terms no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

6.2 -4             Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in Section 6.2 -2, the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Stock of the Company as reported on Nasdaq on the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors.

6.2 -5             Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

6.2 -6             Early Dispositions. If, within two years after an Incentive Stock Option is granted or within 12 months after an Incentive Stock Option is exercised, the optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

6.3             Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions, in addition to those set forth in Section 6.1 above:

6.3 -1             Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant. The option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Non-Statutory Stock Options at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Stock of the Company as reported on Nasdaq on the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors.

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6.3 -2             Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

7.             Stock Awards. The Board of Directors may issue shares, including restricted stock, or rights to receive shares, including restricted stock units, under the Plan (“Stock Awards”) for any consideration, including services, determined by the Board of Directors. A restricted stock unit represents the right to receive one share of Common Stock subject to satisfaction of the conditions set forth in the applicable award agreement. Stock Awards shall be subject to the terms, conditions and restrictions determined by the Board of Directors and set forth in an award agreement. The terms may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued or awarded, deferral of the date for receipt of any shares and any other terms determined by the Board of Directors. The Company may require any recipient of a Stock Award to pay to the Company in cash or by check upon demand amounts necessary to satisfy any federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold some of the shares to be issued or by delivering to the Company shares of Common Stock~~; provided, however, that the number of shares withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation~~. The fair market value of Common Stock of the Company withheld to satisfy withholding obligations shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the shares are withheld, or if such date is not a trading day, then on the immediately preceding trading day. Upon the issuance of shares under a Stock Award after March 1, 2017, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued~~, net of~~ plus any shares withheld to satisfy tax withholding obligations.

  8.             Stock Appreciation Rights.

8.1             Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

8.2             Exercise.

8.2 -1             General. Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant or such higher amount as the Board of Directors shall determine (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the exercise price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subsection is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

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8.2 -2             Time of Exercise. A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (i) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (iii) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

8.2 -3             Conditions. The Board of Directors may impose any conditions upon the exercise of a stock appreciation right or from time to time adopt rules affecting the rights of holders of stock appreciation rights. These rules may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of the rules as well as stock appreciation rights granted thereafter.

8.2 -4             Fair Market Value. For purposes of this Section 8, the fair market value of the Common Stock shall be determined using the methods set forth in Section 6.1 -5(b).

8.2 -5             Fractional Shares. No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors determines, the number of shares may be rounded downward to the next whole share.

8.2 -6             Nontransferability. Each stock appreciation right granted in connection with an Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other stock appreciation right granted by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder’s domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder’s lifetime only by the holder; provided, however, that a stock appreciation right not granted in connection with an Incentive Stock Option shall also be transferable pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act.

8.2 -7             Taxes. Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The fair market value of Common Stock of the Company withheld or delivered to satisfy withholding requirements shall be the closing price of the Common Stock of the Company as reported on Nasdaq or such other reported value of the Common Stock of the Company as shall be specified by the Board of Directors, on the date the stock appreciation right is exercised, or if such date is not a trading day, then on the immediately preceding trading day. Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares covered by the stock appreciation right. Cash payments of stock appreciation rights shall not reduce the number of Shares reserved for issuance under the Plan.

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9.             Performance-Based Awards. The Board of Directors may grant awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (“Performance-Based Awards”). Performance-Based Awards shall be denominated at the time of grant either in Common Stock (“Stock Performance Awards”) or in dollar amounts (“Dollar Performance Awards”). Payment under a Stock Performance Award or a Dollar Performance Award shall be made, at the discretion of the Board of Directors, in Common Stock (“Performance Shares”), or in cash or in any combination thereof. Performance-Based Awards shall be subject to the following terms and conditions:

9.1             Award Period. The Board of Directors shall determine the period of time for which a Performance-Based Award is made (the “Award Period”).

9.2             Performance Goals and Payment. The Board of Directors shall establish in writing objectives (“Performance Goals”) that must be met by the Company or any subsidiary, division or other unit of the Company (“Business Unit”) during the Award Period as a condition to payment being made under the Performance-Based Award. The Performance Goals for each award shall be one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any Business Unit: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Board of Directors). The Board of Directors shall also establish the number of Performance Shares or the amount of cash payment to be made under a Performance-Based Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment (subject to Section 9.4) . The Board of Directors may establish other restrictions to payment under a Performance-Based Award, such as a continued employment requirement, in addition to satisfaction of the Performance Goals. Some or all of the Performance Shares may be issued at the time of the award as restricted shares subject to forfeiture in whole or in part if Performance Goals or, if applicable, other restrictions are not satisfied.

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9.3             Computation of Payment. During or after an Award Period, the performance of the Company or Business Unit, as applicable, during the period shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-Based Award. If the Performance Goals are met or exceeded, the Board of Directors shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-Based Award.

9.4             Maximum Awards. No participant may receive in any fiscal year Stock Performance Awards under which the aggregate amount payable under the Awards exceeds the equivalent of ~~275~~500,000 shares of Common Stock or Dollar Performance Awards under which the aggregate amount payable under the Awards exceeds $~~3~~5,000,000.

9.5             Tax Withholding. Each participant who has received Performance Shares shall, upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the participant, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock~~; provided, however, that the number of shares so delivered or withheld shall not exceed the minimum amount necessary to satisfy the required withholding obligation~~.

9.6             Reduction of Reserved Shares. The payment of a Performance-Based Award in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. ~~The~~Upon the issuance of shares under a Performance-Based Award after March 1, 2017, the number of shares of Common Stock reserved for issuance under the Plan shall be reduced by the number of shares issued ~~upon payment of an award, net of~~ plus any shares withheld to satisfy withholding obligations.

10.             Changes in Capital Structure.

10.1             Stock Splits, Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made in the number and kind of shares available for grants under the Plan and in all other share amounts set forth in the Plan. In addition, appropriate adjustment shall be made in the number and kind of shares subject to Stock Awards as to which shares have not been issued and as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the holder’s proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any adjustments made by the Board of Directors pursuant to this Section 10.1 shall be conclusive.

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10.2      Corporate Transactions. Unless otherwise provided at the time of grant, if during the term of an option, stock appreciation right or restricted stock unit award, there shall occur a merger, consolidation or plan of exchange involving the Company pursuant to which outstanding shares are converted into cash or other stock, securities or property, or a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company, then the Board of Directors, may, in its sole discretion, provide that outstanding awards under the Plan shall be treated in accordance with any of the following alternatives:

10.2 -1      The option, stock appreciation right, restricted stock unit award shall be converted into an option, stock appreciation right or restricted stock unit award to acquire stock of the surviving or acquiring corporation in the applicable transaction for a total purchase price equal to the total price applicable to the unexercised portion of the option, stock appreciation right or restricted stock unit award, and with the amount and type of shares subject thereto and exercise price per share thereof to be conclusively determined by the Board of Directors, taking into account the relative values of the companies involved in the applicable transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be held by holders of Shares following the applicable transaction, and disregarding fractional shares;

10.2 -2      The option, stock appreciate right or restricted stock unit shall be cancelled effective immediately prior to the consummation of the transaction, and, in full consideration of the cancellation, pay at such time or at other times as determined by the Board of Directors to the holder thereof an amount in cash, for each share subject to the award, equal to the value, as determined by the Board of Directors, of the award, provided that with respect to any outstanding option such value shall be equal to the excess of (A) the value, as determined by the Board of Directors, of the property (including cash) received by the holder of a share of stock as a result of the transaction over (B) the exercise price of such option; or

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10.2 -3       All unissued shares subject to restricted stock unit awards shall be issued immediately prior to the consummation of such transaction, all options and stock appreciation rights will become exercisable for 100 percent of the shares subject to the option or stock appreciation right effective as of the consummation of such transaction, and the Board of Directors shall approve some arrangement by which holders of options and stock appreciation rights shall have a reasonable opportunity to exercise all such options and stock appreciation rights effective as of the consummation of such transaction or otherwise realize the value of these awards, as determined by the Board of Directors. Any option or stock appreciation right that is not exercised in accordance with procedures approved by the Board of Directors shall terminate.

10.3      Rights Issued by Another Corporation. The Board of Directors may also grant options, stock appreciation rights, Stock Awards and Performance-Based Awards under the Plan with terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, Stock Awards and Performance-Based Awards or other awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a merger, combination consolidation, acquisition or similar corporate transaction. In the case of any award under this Section 10.3, shares issued or issuable in connection with the substitute award shall not be counted against the number of shares reserved under the Plan, but shall be governed by the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

11.      Amendment of the Plan. The Board of Directors may at any time modify or amend the Plan in any respect, except that shareholder approval shall be required to (i) increase the number of shares reserved for the Plan, (ii) increase the maximum number of shares that can be issued as Full Value Awards and (iii) amend Section 6.1 -6 of the Plan. Except as provided in Section 10, no change in an award already granted shall be made without the written consent of the holder of the award if the change would adversely affect the holder.

12.      Approvals. The Company’s obligations under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if issuance or delivery would violate state or federal securities laws.

13.      Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of an Employer or interfere in any way with the Employer’s right to terminate the employee’s employment at will at any time, for any reason, with or without cause, or to decrease the employee’s compensation or benefits, or (ii) confer upon any person engaged by an Employer or the Company any right to be retained or employed by the Employer or the Company or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer or the Company.

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14.      Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any shares of Common Stock until the recipient becomes the holder of record of those shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs before the date the recipient becomes the holder of record.

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SunOpta

SUNOPTA INC.
2233 ARGENTIA ROAD, SUITE 401
MISSISSAUGA, ONTARIO
CANADA L5N 2X7

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:00 P.M. EDT on Monday, May 22, 2017 (or 4:00 P.M. on the afternoon before, excluding Saturdays, Sundays, and holidays, any adjournment or postponement of the meeting). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 4:00 P.M. EDT on Monday May 22, 2017 (or 4:00 P.M. EDT on the afternoon before, excluding Saturdays, Sundays and holidays, any adjournment or postponement of the meeting). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY FAX - 1-866-623-5305 (FOR CANADIAN SHAREHOLDERS ONLY)
You may send your completed and signed Proxy by facsimile to the number above up until 4:00 P.M. EDT on Monday, May 22, 2017 (or 4:00 P.M. EDT on the afternoon before, excluding Saturdays, Sundays and holidays, adjournment or postponement of the meeting).

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 up until Monday, May 22, 2017.

The form of proxy should be signed in the exact name that appears on the form of proxy. If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder. **Proxy will be voted as directed. If no voting preferences are indicated, this form of proxy will be voted as recommended by the Board of Directors. This proxy is solicited by the Board of Directors of SunOpta for use at the Annual and Special Meeting of Shareholders.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E25503-P90327 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SUNOPTA INC.

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 below and "FOR" the matters described in Proposals 2 through 5 below.

1. Election of Directors

Nominees:	For	Withhold
1a. Margaret Shân Atkins	☐	☐
1b. Dr. Albert Bolles	☐	☐
1c. David J. Colo	☐	☐
1d. Michael Detlefsen	☐	☐
1e. Dean Hollis	☐	☐
1f. Katrina Houde	☐	☐
1g. Brendan Springstubb	☐	☐
1h. Gregg Tanner	☐	☐

	For	Against	Abstain
2. Appointment of Deloitte LLP	☐	☐	☐
3. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
4. Resolution to Approve the Amended 2013 Stock Incentive Plan	☐	☐	☐
5. Resolution to Remove the Beneficial Ownership Exchange Cap and Voting Cap and to Waive the Shareholder Rights Plan	☐	☐	☐

Such other business as may properly come before the meeting or any adjournment thereof.

If you wish to appoint someone other than Robert McKeracher, Vice President and Chief Financial Officer and Jill Barnett, General Counsel and Secretary, as your proxy, please check box here. Please do not check the box unless you want to exercise this option. ☐

Authorized Signature(s) – This section must be completed for your instruction to be executed.
I/We authorize you to act in accordance with my/our instructions set above. I/We hereby revoke any proxy previously given with respect to the Meeting.
If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E25504-P90327

SUNOPTA INC.

This proxy is solicited by the Board of Directors of SunOpta Inc. (the "Company") for use at the Annual and Special Meeting of Shareholders of the Company to be held at the offices of the Company at 2233 Argentia Road, Suite 401, Mississauga, Ontario, Canada L5N 2X7, on May 24, 2017 at 4:00 P.M. EDT, or any adjournment thereof (the "Meeting"), in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment thereof.

You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see below). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.

If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, USA 11717, prior to 4:00 P.M., EDT on Monday, May 22, 2017 (or 4 P.M. on the afternoon, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used).

Appointment of Proxy:

I/We, being registered shareholder(s) of the Company hereby appoint(s): Robert McKeracher, Vice President and Chief Financial Officer and Jill Barnett, General Counsel and Secretary, or either of them, both officers of the Company;

OR

Print the name of the person you are appointing as your proxy if this person is someone other than Robert McKeracher or Jill Barnett; ____________________

as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on all other matters that may properly come before the Meeting and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the common shares of the Company registered in the name of the undersigned shareholder as follows:

The Board of Directors recommends a vote "FOR" the election of the nominees specified in Proposal 1 on the reverse side and "FOR" the matters described in Proposals 2 through 5 on the reverse side.

Continued and to be signed on reverse side

V.1.1